     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2003
                                                REGISTRATION NOS.: 33-54047
                                                                   811-7185
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 15                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 16                             /X/

                            ------------------------

                                 MORGAN STANLEY
                      SELECT DIMENSIONS INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                   Post-Effective Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        _X_ on May 1, 2003 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       PROSPECTUS -  MAY 1, 2003

Morgan Stanley
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS X


                    Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



                               The Money Market Portfolio        The Growth Portfolio
                               The Flexible Income Portfolio     The American Opportunities Portfolio
                               The Balanced Growth Portfolio     The Capital Opportunities Portfolio
                               The Utilities Portfolio           The Global Equity Portfolio
                               The Dividend Growth Portfolio     The Developing Growth Portfolio
                               The Value-Added Market Portfolio


                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1

The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE FLEXIBLE INCOME PORTFOLIO ..............................                   5
                          THE BALANCED GROWTH PORTFOLIO ..............................                  10
                          THE UTILITIES PORTFOLIO ....................................                  15
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  19
                          THE VALUE-ADDED MARKET PORTFOLIO ...........................                  22
                          THE GROWTH PORTFOLIO .......................................                  25
                          THE AMERICAN OPPORTUNITIES PORTFOLIO .......................                  28
                          THE CAPITAL OPPORTUNITIES PORTFOLIO ........................                  32
                          THE GLOBAL EQUITY PORTFOLIO ................................                  35
                          THE DEVELOPING GROWTH PORTFOLIO ............................                  38

Additional Investment
Strategy Information      ............................................................                  41

Additional Risk
Information               ............................................................                  42

Portfolio Management      ............................................................                  46

Shareholder Information   PRICING FUND SHARES ........................................                  48
                          DISTRIBUTIONS ..............................................                  48
                          TAX CONSEQUENCES ...........................................                  49

Financial Highlights      ............................................................                  50

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life                  annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life and Annuity      annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Currently, Class X shares of each Portfolio are generally available to holders of Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of
                                                                                        U.S.-regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of
                                                                                        savings banks and savings and loan
                                                                                        institutions having assets of $1 billion
                                                                                        or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. Government, its agencies or its
                                                                                        instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  6.10%
     1996  5.07%
     1997  5.21%
     1998  5.16%
     1999  4.78%
     2000  5.98%
     2001  3.88%
     2002  1.34%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.20%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 0.28% (quarter ended December 31, 2002).



                    _AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)_____



                                                                                               Life of Portfolio
                                                                    Past 1 Year  Past 5 Years  (Since 11/09/94)
                               ---------------------------------------------------------------------------------
                                The Money Market Portfolio             1.34%        4.22%            4.69%
                               ---------------------------------------------------------------------------------

[Sidebar]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.52%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $53           $167          $291          $653
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

               The Flexible Income Portfolio


[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

                    The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities,
                    (3) high yield securities, and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.

                    (1) Global Securities.

                    - Fixed-income securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.
                    (2) Mortgage-Backed and U.S. Government Securities.

                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount
                      notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.


                    (3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.



                    (4) Emerging Market Securities. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

                    Forward Foreign Currency Exchange Contracts. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


                    Futures and Options. The Portfolio also may invest in options and futures including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

                    The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.


                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.


                    Futures and Options. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Manager's prediction of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]


                    the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   6.96%
     1996   9.54%
     1997   8.32%
     1998   4.22%
     1999  -1.83%
     2000  -4.74%
     2001  -4.06%
     2002   8.67%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 3.10%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.29% (quarter ended June 30, 2002) and the lowest return for a calendar quarter was -3.65% (quarter ended June 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ---------------------------------------------------------------------------------
                                                                                               Life of Portfolio
                                                                    Past 1 Year  Past 5 Years  (Since 11/09/94)
                               ---------------------------------------------------------------------------------
                                The Flexible Income Portfolio           8.67%         0.32%             3.27%
                               ---------------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/ Credit Index(1)             9.84%         7.48%             7.93%
                               ---------------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.40%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.10%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.50%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $51           $160          $280          $628
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Balanced Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.


                    The four groups of Portfolio investments in more detail include:


                    (1) Common Stocks/Convertible Securities. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts.



                    (2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, Yankee dollar obligations, sovereign debt, asset-backed securities, and U.S. government securities. The U.S. government securities may include:



                    - U.S. Treasury bills, notes and bonds, all of which are
                      direct obligations of the U.S. Government.



                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.


                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.


                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.


                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.



                    (3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.



                    Yankee Dollar Obligations and Sovereign Debt
                    Securities. Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.


                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    (4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.


                    The Portfolio may also invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMO's), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.



                    Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.



                    Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



                    Options and Futures. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   22.86%
     1996   13.54%
     1997   17.87%
     1998   14.41%
     1999    3.52%
     2000    6.37%
     2001    1.21%
     2002  -11.49%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.32%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.71% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ---------------------------------------------------------------------------------------
                                                                                                     Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                The Balanced Growth Portfolio               -11.49%           2.45%           7.97%
                               ---------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%          -0.58%          10.00%
                               ---------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate
                                Index(2)                                     10.26%           7.55%           8.58%
                               ---------------------------------------------------------------------------------------
                                Russell 1000 Value Index(3)                 -15.52%           1.16%          11.28%
                               ---------------------------------------------------------------------------------------



 1 THE STANDARD & POOR'S-REGISTERED TRADEMARK- 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3 THE BENCHMARK FOR THE PORTFOLIO HAS CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 VALUE INDEX TO MORE ACCURATELY REFLECT ITS INVESTABLE UNIVERSE. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES, OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.60%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.06%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.66%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $67           $211          $368          $822
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may also invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   28.05%
     1996    8.48%
     1997   26.45%
     1998   22.23%
     1999   43.71%
     2000   -1.91%
     2001  -25.51%
     2002  -20.37%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -2.25%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.07% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ---------------------------------------------------------------------------------------
                                                                                                     Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                The Utilities Portfolio                     -20.37%           0.44%           7.54%
                               ---------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%          -0.58%          10.00%
                               ---------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.65%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.05%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.70%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $72           $224          $390          $871
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.



                    The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).



                    The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


                    The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.



                    The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   40.13%
     1996   24.49%
     1997   26.12%
     1998   19.73%
     1999    0.53%
     2000    5.36%
     2001   -5.45%
     2002  -17.92%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -5.06%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -21.02% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio               -17.92%          -0.32%           9.95%
                               ---------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%          -0.58%          10.00%
                               ---------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.62%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.64%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $65           $205          $357          $798
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Value-Added Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Value-Added Market Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stock of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.



                    In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added Market Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   27.14%
     1996   17.78%
     1997   26.12%
     1998   12.19%
     1999   12.15%
     2000   11.98%
     2001   -1.83%
     2002  -15.97%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -4.35%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.34% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                The Value-Added Market Portfolio            -15.97%           3.05%          10.03%
                               ---------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%          -0.58%          10.00%
                               ---------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.04%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.54%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $55           $173          $302          $677
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Sub-Advisor," Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Advisor emphasizes individual security selection.



                    The Sub-Advisor may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.



                    The Sub-Advisor follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Sub-Advisor focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Sub-Advisor studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Sub-Advisor generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   13.29%
     1996   23.56%
     1997   23.07%
     1998   13.22%
     1999   39.10%
     2000  -11.68%
     2001  -15.23%
     2002  -27.84%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.09%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.49% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                Growth Portfolio                            -27.84%          -3.18%        4.89%
                               ---------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%          -0.58%       10.00%
                               ---------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.80%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.11%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.91%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $93           $290          $504         $1,120
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The American Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.



                    Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.



                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depositary receipts); and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.


                    While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table
compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   38.95%
     1996   12.95%
     1997   31.93%
     1998   30.78%
     1999   55.81%
     2000   -4.42%
     2001  -29.47%
     2002  -21.56%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.34%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.95% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                The American Opportunities
                                Portfolio                                   -21.56%           1.50%          10.45%
                               ---------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%          -0.58%          10.00%
                               ---------------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.63%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.03%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.66%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $67           $211          $368          $822
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]
               The Capital Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio seeks long-term capital growth.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth universe, which as of December 31, 2002 was approximately between $49.9 million and $276.6 billion. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Portfolio's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Portfolio, the Investment Manager uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria.


                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


                    In addition, the Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


                    Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with the investments in equity securities of small- and medium-sized companies, foreign securities and fixed-income investments. For information about these risks see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1998    5.67%
     1999   92.10%
     2000  -27.56%
     2001  -36.39%
     2002  -43.82%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.36%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -41.06% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ----------------------------------------------------------------------------------------
                                                                                                      Life of Portfolio
                                                                      Past 1 Year     Past 5 Years    (Since 01/21/97)
                               ----------------------------------------------------------------------------------------
                                The Capital Opportunities
                                Portfolio                                   -43.82%          -12.08%           -8.02%
                               ----------------------------------------------------------------------------------------
                                S&P MidCap 400 Index(1)                     -14.50%            6.42%            9.68%
                               ----------------------------------------------------------------------------------------
                                Lipper Multi-Cap Growth Index(2)            -29.82%           -3.34%           -0.19%
                               ----------------------------------------------------------------------------------------



 1 THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.15%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.90%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $92           $287          $498         $1,108
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   13.76%
     1996   11.43%
     1997    8.66%
     1998   15.11%
     1999   34.14%
     2000   -5.93%
     2001  -17.22%
     2002  -17.37%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -4.07%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -18.14% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                The Global Equity Portfolio                 -17.37%          -0.13%           3.89%
                               ---------------------------------------------------------------------------------------
                                MSCI World Index(1)                         -19.89%          -2.11%           4.26%
                               ---------------------------------------------------------------------------------------



 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                1.00%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.08%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.08%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $110          $343          $595         $1,317
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Developing Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities. In deciding which of these securities to buy, hold or sell, the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy, using its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria. The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").



                    The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.



                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.



                    The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.



                    Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.

[End Sidebar]


                    fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.



                    Shares of IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.



                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments including the risks associated with fixed-income securities. For information about these risks, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   51.26%
     1996   12.95%
     1997   13.77%
     1998    9.04%
     1999   92.52%
     2000  -21.61%
     2001  -25.49%
     2002  -27.73%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -0.17%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.45% (quarter ended March 31, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------  Life of Portfolio
                                                                      Past 1 Year     Past 5 Years   (Since 11/09/94)
                               ---------------------------------------------------------------------------------------
                                Developing Growth Portfolio                 -27.73%          -2.39%           7.11%
                               ---------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                       -20.48%          -1.36%           6.78%
                               ---------------------------------------------------------------------------------------
                                Russell 2500 Growth Index(2)                -29.09%          -3.19%           5.40%(3)
                               ---------------------------------------------------------------------------------------



 1 THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX, WHICH IS COMPRISED OF THE 2000 SMALLEST STOCKS INCLUDED IN THE RUSSELL 3000 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE FUND'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX TO THE RUSSELL 2500 GROWTH INDEX TO MORE ACCURATELY REFLECT THE FUND'S INVESTABLE UNIVERSE. THE RUSSELL 2500 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE 2,500 COMPANIES IN THE RUSSELL 2500 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3   FOR THE PERIOD 11/30/94 THROUGH 12/31/02.




[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.11%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.61%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $62           $195          $340          $762
          ----------------------------------------------------

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor -- Morgan Stanley Investment Management Inc. -- has a similar degree of discretion.


                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

                    Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.


                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.

                    Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities.

                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.


                    Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.



                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.



                    Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Growth Portfolio) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.



                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. As of March 31, 2003, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $140 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2002 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Portfolio                                             Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.50%
                               -------------------------------------------------------------------------
                                The Flexible Income Portfolio                                   0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                   0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.62%
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                                0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                            0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                            0.63%
                               -------------------------------------------------------------------------
                                The Capital Opportunities Portfolio                             0.75%(2)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                     1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                                 0.50%
                               -------------------------------------------------------------------------



 1 40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE PORTFOLIO'S SUB-ADVISOR.
 2 FOR THE PERIOD JANUARY 1, 2002 THROUGH SEPTEMBER 30, 2002, 40% OF THE INVESTMENT MANAGER'S COMPENSATION WAS PAID TO TCW INVESTMENT MANAGEMENT COMPANY, THE PORTFOLIO'S FORMER INVESTMENT SUB-ADVISOR.




                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.

                    The Flexible Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Abigail L. McKenna and Stephen F. Esser, Managing Directors of the Investment Manager, and Paul F. O'Brien and Neil Stone, Executive Directors of the Investment Manager.



                    The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, James O. Roeder, Catherine Maniscalco-Avery, Thomas Bastian and Sergio Marchelli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.



                    The Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Current members of the team include Edward F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.



                    The Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Steven Epstein and Brian L. Kramp, Executive Directors of the Investment Manager, Matthew S. Levitties and Eric F. Scharpf, Vice Presidents of the Investment Manager, and Douglas W. Kugler and Matthew H. Taylor, Senior Associates of the Investment Manager.



                    The Value-Added Market Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.



                    The Growth Portfolio -- The Portfolio is managed by the Large Cap Growth team. Current members of the team include William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Jeffrey Alvino, an Executive Director of Morgan Stanley Investment Management Inc. and the Investment Manager.



                    The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison F. Williams, an Executive Director of the Investment Manager.



                    The Capital Opportunities Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Executive Directors of the Investment Manager and John Roscoe, a Vice President of the Investment Manager.



                    The Global Equity Portfolio -- The Portfolio is managed by the Active International Allocation team. David Dineen, a Vice President of the Investment Manager, is a current member of the team.



                    The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, an Executive Director of the Investment Manager, and John Roscoe, a Vice President of the Investment Manager.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio              Declared and paid monthly               Declared and paid at least
                                                                                        once per year
        ----------------------------------------------------------------------------------------------------------------------
         Balanced Growth, Dividend Growth and   Declared and paid quarterly             Declared and paid at least
         Utilities Portfolios                                                           once per calendar year
        ----------------------------------------------------------------------------------------------------------------------
         American Opportunities, Developing     Declared and paid at least once per     Declared and paid at least once per
         Growth, Global Equity, Growth,         calendar year                           calendar year
         Capital Opportunities and Value-
         Added Market Portfolios
        ----------------------------------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2002 the per share amounts were computed using an average number of shares outstanding during the period.


                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                            $ 1.00               $0.05               --                  $ 0.05             $(0.05)
--------------------------------------------------------------------------------------------------------------------------
 1999                              1.00                0.05               --                    0.05              (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                           1.00                0.06*              --                    0.06              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2001                              1.00                0.04*              --                    0.04              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 2002                              1.00                0.01*              --                    0.01              (0.01)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           1.00                0.03*              --                    0.03              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2001                              1.00                0.04*              --                    0.04              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 2002                              1.00                0.01*              --                    0.01              (0.01)
--------------------------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1998                             10.29                0.79               $(0.37)               0.42              (0.77)
--------------------------------------------------------------------------------------------------------------------------
 1999                              9.93                0.78                (0.96)              (0.18)             (0.77)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                           8.96                0.76*               (1.15)              (0.39)             (0.65)
--------------------------------------------------------------------------------------------------------------------------
 2001                              7.83                0.56*               (0.88)              (0.32)             (0.42)
--------------------------------------------------------------------------------------------------------------------------
 2002                              6.99                0.51*                0.08                0.59              (0.35)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           8.58                0.33*               (0.73)              (0.40)             (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2001                              7.81                0.52*               (0.86)              (0.34)             (0.41)
--------------------------------------------------------------------------------------------------------------------------
 2002                              6.97                0.48*                0.10                0.58              (0.33)
--------------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                               --                     $(0.05)                $1.00                   5.16%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.05)                 1.00                   4.78
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.06)                 1.00                   5.98
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.04)                 1.00                   3.88
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                 1.00                   1.34
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.03)                 1.00                   2.58(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.04)                 1.00                   3.62
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                 1.00                   1.09
-----------------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1998                                $(0.01)                (0.78)                 9.93                   4.22
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.02)++              (0.79)                 8.96                  (1.83)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.09)++              (0.74)                 7.83                  (4.74)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.10)++              (0.52)                 6.99                  (4.06)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.35)                 7.23                   8.67
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (0.04)++              (0.37)                 7.81                  (4.68)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.09)++              (0.50)                 6.97                  (4.41)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.33)                 7.22                   8.59
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 MONEY MARKET
 CLASS X SHARES
 1998                       $120,185               0.55%               5.02%               N/A
------------------------
 1999                        135,675               0.54                4.67                N/A
------------------------
 2000(a)                     118,274               0.55                5.80                N/A
------------------------
 2001                        175,957               0.52                3.63                N/A
------------------------
 2002                        152,479               0.52                1.34                N/A
------------------------
 CLASS Y SHARES
 2000(b)                       2,673               0.80(2)             5.55(2)             N/A
------------------------
 2001                         31,189               0.77                3.38                N/A
------------------------
 2002                         41,006               0.77                1.09                N/A
------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1998                         93,991               0.49                7.92                111%
------------------------
 1999                         86,270               0.48                8.31                 69
------------------------
 2000(a)                      69,443               0.47                8.92                 33
------------------------
 2001                         56,745               0.49                7.48                114
------------------------
 2002                         54,669               0.50                7.26                115
------------------------
 CLASS Y SHARES
 2000(b)                         602               0.72(2)             9.23(2)              33
------------------------
 2001                          3,859               0.74                7.23                114
------------------------
 2002                         14,626               0.75                7.01                115
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1998                            $15.03               $0.44               $ 1.68              $ 2.12             $(0.43)
--------------------------------------------------------------------------------------------------------------------------
 1999                             16.38                0.48                 0.15                0.63              (0.48)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.63                0.47*                0.42                0.89              (0.51)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.90                0.44*               (0.28)               0.16              (0.44)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.62                0.36*               (2.02)              (1.66)             (0.38)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          13.67                0.18*                1.25                1.43              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.88                0.39*               (0.27)               0.12              (0.41)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.59                0.32*               (2.01)              (1.69)             (0.34)
--------------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                             15.84                0.37                 3.06                3.43              (0.37)
--------------------------------------------------------------------------------------------------------------------------
 1999                             18.71                0.34                 7.69                8.03              (0.34)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          26.25                0.38*               (0.79)              (0.41)             (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2001                             23.99                0.43*               (6.45)              (6.02)             (0.45)
--------------------------------------------------------------------------------------------------------------------------
 2002                             17.10                0.47*               (3.93)              (3.46)             (0.48)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          26.06                0.15*               (2.04)              (1.89)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001                             23.99                0.40*               (6.48)              (6.08)             (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2002                             17.09                0.44*               (3.93)              (3.49)             (0.45)
--------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                             19.57                0.39                 3.38                3.77              (0.39)
--------------------------------------------------------------------------------------------------------------------------
 1999                             22.05                0.40                (0.10)               0.30              (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.92                0.33*                0.05                0.38              (0.37)
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.85                0.27*               (1.13)              (0.86)             (0.28)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.71                0.26*               (2.88)              (2.62)             (0.26)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          14.14                0.10*                1.73                1.83              (0.13)
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.84                0.23*               (1.13)              (0.90)             (0.25)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.69                0.23*               (2.88)              (2.65)             (0.23)
--------------------------------------------------------------------------------------------------------------------------


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1998                                $(0.34)               $(0.77)               $16.38                  14.41%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.90)                (2.38)                14.63                   3.52
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.11)                (0.62)                14.90                   6.37
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.44)                14.62                   1.21
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.38)                12.58                 (11.49)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.22)                14.88                  10.55(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.41)                14.59                   0.86
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.34)                12.56                 (11.66)
-----------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                                 (0.19)                (0.56)                18.71                  22.23
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.15)                (0.49)                26.25                  43.71
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.45)                (1.85)                23.99                  (1.91)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.42)                (0.87)                17.10                 (25.51)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.48)                13.16                 (20.37)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.18)                23.99                  (7.26)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.42)                (0.82)                17.09                 (25.69)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.45)                13.15                 (20.58)
-----------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                                 (0.90)                (1.29)                22.05                  19.73
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.03)                (2.43)                19.92                   0.53
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (4.08)                (4.45)                15.85                   5.36
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.28)                14.71                  (5.45)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.26)                11.83                 (17.92)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.13)                15.84                  13.02(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.25)                14.69                  (5.71)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.23)                11.81                 (18.15)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1998                       $107,852               0.71%               2.87%                93%
------------------------
 1999                        128,299               0.64                3.10                 37
------------------------
 2000(a)                     120,911               0.64                3.29                 39
------------------------
 2001                        116,002               0.64                2.95                 71
------------------------
 2002                         84,846               0.66                2.58                161
------------------------
 CLASS Y SHARES
 2000(b)                       1,455               0.86(2)             2.90(2)              39
------------------------
 2001                          8,463               0.89                2.70                 71
------------------------
 2002                         12,327               0.91                2.33                161
------------------------
 UTILITIES
 CLASS X SHARES
 1998                         85,683               0.71                2.21                 19
------------------------
 1999                        165,368               0.70                1.63                 31
------------------------
 2000(a)                     196,489               0.69                1.43                 32
------------------------
 2001                        118,964               0.69                2.15                 49
------------------------
 2002                         66,825               0.70                3.22                 77
------------------------
 CLASS Y SHARES
 2000(b)                       5,494               0.95(2)             1.40(2)              32
------------------------
 2001                         12,471               0.94                1.90                 49
------------------------
 2002                         10,749               0.95                2.97                 77
------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1998                        723,285               0.63                1.87                 39
------------------------
 1999                        742,811               0.60                1.86                101
------------------------
 2000(a)                     619,469               0.63                2.01                 41
------------------------
 2001                        527,738               0.62                1.79                 22
------------------------
 2002                        341,673               0.64                1.89                 22
------------------------
 CLASS Y SHARES
 2000(b)                       2,780               0.88(2)             1.45(2)              41
------------------------
 2001                         22,602               0.87                1.54                 22
------------------------
 2002                         29,318               0.89                1.64                 22
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1998                            $17.56             $ 0.22                $ 1.90              $ 2.12             $(0.22)
--------------------------------------------------------------------------------------------------------------------------
 1999                             19.19               0.22                  2.08                2.30              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          20.54               0.26 *                1.95                2.21              (0.09)
--------------------------------------------------------------------------------------------------------------------------
 2001                             20.75               0.22 *               (0.56)              (0.34)             (0.19)
--------------------------------------------------------------------------------------------------------------------------
 2002                             19.12               0.19 *               (3.22)              (3.03)             (0.21)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          18.74               0.09 *                1.89                1.98             --
--------------------------------------------------------------------------------------------------------------------------
 2001                             20.72               0.16 *               (0.55)              (0.39)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2002                             19.05               0.16 *               (3.22)              (3.06)             (0.20)
--------------------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1998                             16.56               0.00                  2.16                2.16             --
--------------------------------------------------------------------------------------------------------------------------
 1999                             18.23              (0.02)                 6.65                6.63             --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          23.27              (0.02)*               (2.47)              (2.49)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             19.42              (0.01)*               (2.90)              (2.91)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                             15.48               0.01 *               (4.32)              (4.31)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          23.90              (0.03)*               (4.47)              (4.50)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             19.40              (0.05)*               (2.90)              (2.95)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                             15.42              (0.02)*               (4.30)              (4.32)            --
--------------------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1998                             19.69               0.13                  5.57                5.70             $(0.14)
--------------------------------------------------------------------------------------------------------------------------
 1999                             23.31               0.08                 11.76               11.84              (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          32.60               0.05 *               (1.39)              (1.34)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             28.57               0.09 *               (7.97)              (7.88)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.99               0.04 *               (3.26)              (3.22)             (0.09)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          29.89               0.05 *               (1.39)              (1.34)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             28.55               0.03 *               (7.95)              (7.92)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.93               0.01 *               (3.25)              (3.24)             (0.06)
--------------------------------------------------------------------------------------------------------------------------


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1998                                $(0.27)               $(0.49)               $19.19                  12.19%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.73)                (0.95)                20.54                  12.15
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.91)                (2.00)                20.75                  11.98
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.10)                (1.29)                19.12                  (1.83)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.21)                15.88                 (15.97)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     20.72                  10.57(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.10)                (1.28)                19.05                  (2.04)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.20)                15.79                 (16.21)
-----------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1998                                 (0.49)                (0.49)                18.23                  13.22
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.59)                (1.59)                23.27                  39.10
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.36)                (1.36)                19.42                 (11.68)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.03)                (1.03)                15.48                 (15.23)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.17                 (27.84)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     19.40                 (18.83)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.03)                (1.03)                15.42                 (15.46)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.10                 (28.02)
-----------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1998                                 (1.94)                (2.08)                23.31                  30.78
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.48)                (2.55)                32.60                  55.81
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (2.69)                (2.69)                28.57                  (4.42)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (5.65)                (5.70)                14.99                 (29.47)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.09)                11.68                 (21.56)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     28.55                  (4.48)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (5.65)                (5.70)                14.93                 (29.67)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.06)                11.63                 (21.73)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 VALUE-ADDED MARKET
 CLASS X SHARES
 1998                       $174,824               0.55%               1.20%                14%
------------------------
 1999                        189,708               0.55                1.11                 21
------------------------
 2000(a)                     186,887               0.54                1.31                  8
------------------------
 2001                        181,881               0.54                1.12                  6
------------------------
 2002                        121,065               0.54                1.09                  8
------------------------
 CLASS Y SHARES
 2000(b)                         890               0.78(2)             1.02(2)               8
------------------------
 2001                         10,985               0.79                0.87                  6
------------------------
 2002                         18,843               0.79                0.84                  8
------------------------
 GROWTH
 CLASS X SHARES
 1998                         53,504               1.06                0.01                223
------------------------
 1999                         96,699               0.90               (0.11)                88
------------------------
 2000(a)                     132,909               0.88               (0.10)                68
------------------------
 2001                         80,096               0.86               (0.04)                81
------------------------
 2002                         39,834               0.91                0.08                135
------------------------
 CLASS Y SHARES
 2000(b)                       2,536               1.14(2)            (0.34)(2)             68
------------------------
 2001                          4,383               1.11               (0.29)                81
------------------------
 2002                          3,520               1.16               (0.17)               135
------------------------
 AMERICAN OPPORTUNITIES
 CLASS X SHARES
 1998                        371,633               0.66                0.62                325
------------------------
 1999                        768,751               0.66                0.29                360
------------------------
 2000(a)                     832,971               0.64                0.17                426
------------------------
 2001                        463,012               0.65                0.46                393
------------------------
 2002                        274,710               0.66                0.27                309
------------------------
 CLASS Y SHARES
 2000(b)                      13,930               0.88(2)             0.40(2)             426
------------------------
 2001                         30,768               0.90                0.21                393
------------------------
 2002                         30,035               0.91                0.02                309
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 CAPITAL OPPORTUNITIES

 CLASS X SHARES
 1998                            $11.40             $ 0.06                $ 0.57              $ 0.63             $(0.07)
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.86               0.06                 10.81               10.87              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          22.66              (0.09)*               (5.64)              (5.73)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.38              (0.07)*               (5.52)              (5.59)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                              9.79              (0.05)*               (4.24)              (4.29)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          24.41              (0.05)*               (8.99)              (9.04)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.37              (0.09)*               (5.53)              (5.62)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                              9.75              (0.07)*               (4.22)              (4.29)            --
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1998                             12.97               0.14                  1.81                1.95              (0.18)
--------------------------------------------------------------------------------------------------------------------------
 1999                             14.69               0.06                  4.94                5.00              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.63               0.13 *               (1.19)              (1.06)             (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2001                             17.26               0.04 *               (2.88)              (2.84)             (0.11)
--------------------------------------------------------------------------------------------------------------------------
 2002                             12.79               0.04 *               (2.26)              (2.22)             (0.01)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          18.85               0.00 *               (1.61)              (1.61)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             17.24              (0.01)*               (2.86)              (2.87)             (0.10)
--------------------------------------------------------------------------------------------------------------------------
 2002                             12.75               0.01 *               (2.26)              (2.25)            --
--------------------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1998                             19.16               0.03                  1.69                1.72              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 1999                             20.81               0.01                 19.23               19.24              (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          40.04               0.22 *               (7.89)              (7.67)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.93              (0.01)*               (6.25)              (6.26)             (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2002                             16.01              (0.03)*               (4.41)              (4.44)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          29.79               0.09 *               (3.98)              (3.89)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.90              (0.05)*               (6.25)              (6.30)             (0.21)
--------------------------------------------------------------------------------------------------------------------------
 2002                             15.95              (0.06)*               (4.40)              (4.46)            --
--------------------------------------------------------------------------------------------------------------------------

(A) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN CAPITAL.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1999.


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 CAPITAL OPPORTUNITIES

 CLASS X SHARES
 1998                                $(0.10)               $(0.17)               $11.86                   5.67%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.01)                (0.07)                22.66                  92.10
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.55)                (1.55)                15.38                 (27.56)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                     --                      9.79                 (36.39)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      5.50                 (43.82)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     15.37                 (36.83)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                     --                      9.75                 (36.56)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      5.46                 (44.00)
-----------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1998                                 (0.05)                (0.23)                14.69                  15.11
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.06)                19.63                  34.14
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.25)                (1.31)                17.26                  (5.93)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.52)                (1.63)                12.79                 (17.22)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                10.56                 (17.37)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     17.24                  (8.54)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.52)                (1.62)                12.75                 (17.38)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     10.50                 (17.57)
-----------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1998                                 (0.03)                (0.07)                20.81                   9.04
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.01)                40.04                  92.52
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (6.44)                (6.44)                25.93                 (21.61)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (3.44)                (3.66)                16.01                 (25.49)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.57                 (27.73)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     25.90                 (13.06)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (3.44)                (3.65)                15.95                 (25.67)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.49                 (27.96)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 CAPITAL OPPORTUNITIES
 CLASS X SHARES
 1998                       $ 28,198                 --(3)             0.58%(3)            323%
------------------------
 1999                         84,949               0.20%(3)            0.37(3)             318
------------------------
 2000(a)                     116,991               0.79               (0.41)                21
------------------------
 2001                         55,488               0.80               (0.63)                16
------------------------
 2002                         22,097               0.90               (0.71)               103
------------------------
 CLASS Y SHARES
 2000(b)                       4,895               1.02(2)            (0.62)(2)             21
------------------------
 2001                         11,410               1.05               (0.88)                16
------------------------
 2002                          6,537               1.15               (0.96)               103
------------------------
 GLOBAL EQUITY
 CLASS X SHARES
 1998                        125,522               1.10                1.01                 80
------------------------
 1999                        173,743               1.08                0.36                 79
------------------------
 2000(a)                     171,523               1.06                0.68                 68
------------------------
 2001                        118,747               1.07                0.29                 89
------------------------
 2002                         75,611               1.08                0.35                 44
------------------------
 CLASS Y SHARES
 2000(b)                         883               1.29(2)             0.02(2)              68
------------------------
 2001                          3,825               1.32                0.04                 89
------------------------
 2002                          3,951               1.33                0.10                 44
------------------------
 DEVELOPING GROWTH
 CLASS X SHARES
 1998                         81,625               0.59                0.19                193
------------------------
 1999                        160,595               0.58                0.06                178
------------------------
 2000(a)                     142,640               0.56                0.66                207
------------------------
 2001                         85,513               0.59               (0.05)               196
------------------------
 2002                         45,892               0.61               (0.26)               251
------------------------
 CLASS Y SHARES
 2000(b)                       1,716               0.83(2)             0.74(2)             207
------------------------
 2001                          2,973               0.84               (0.30)               196
------------------------
 2002                          2,602               0.86               (0.51)               251
------------------------

 Morgan Stanley
Select Dimensions Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                       PROSPECTUS -  MAY 1, 2003

Morgan Stanley
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS Y


                    Morgan Stanley Select Dimensions Investment Series is a mutual fund comprised of 11 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



                               The Money Market Portfolio        The Growth Portfolio
                               The Flexible Income Portfolio     The American Opportunities Portfolio
                               The Balanced Growth Portfolio     The Capital Opportunities Portfolio
                               The Utilities Portfolio           The Global Equity Portfolio
                               The Dividend Growth Portfolio     The Developing Growth Portfolio
                               The Value-Added Market Portfolio


                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE FLEXIBLE INCOME PORTFOLIO ..............................                   5
                          THE BALANCED GROWTH PORTFOLIO ..............................                  10
                          THE UTILITIES PORTFOLIO ....................................                  15
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  19
                          THE VALUE-ADDED MARKET PORTFOLIO ...........................                  22
                          THE GROWTH PORTFOLIO .......................................                  25
                          THE AMERICAN OPPORTUNITIES PORTFOLIO .......................                  28
                          THE CAPITAL OPPORTUNITIES PORTFOLIO ........................                  32
                          THE GLOBAL EQUITY PORTFOLIO ................................                  35
                          THE DEVELOPING GROWTH PORTFOLIO ............................                  38
Additional Investment
Strategy Information      ............................................................                  41

Additional Risk
Information               ............................................................                  42

Portfolio Management      ............................................................                  46

Shareholder Information   PRICING FUND SHARES ........................................                  48
                          PLAN OF DISTRIBUTION .......................................                  48
                          DISTRIBUTIONS ..............................................                  48
                          TAX CONSEQUENCES ...........................................                  49

Financial Highlights      ............................................................                  50

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):


                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life                  annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                Hartford Life and Annuity      annuity contracts and flexible premium
                                Insurance Company              variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]

MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                 -    commercial paper and corporate
                                      obligations --                             rated in one of the two highest rating
                                                                                 categories by at least two nationally recognized
                                                                                 rating organizations or, if not rated, is of
                                                                                 comparable quality;
                                 -    bank obligations --                        including certificates of deposit of
                                                                                 U.S.-regulated banks having total assets of
                                                                                 $1 billion or more, and investments secured by
                                                                                 these obligations;
                                 -    savings institution obligations --         including certificates of deposit of savings
                                                                                 banks and savings and loan institutions having
                                                                                 assets of $1 billion or more;
                                 -    insured certificates of deposit --         of banks and savings institutions having assets
                                                                                 of less than $1 billion;
                                 -    repurchase agreements --                   which may be viewed as a type of secured lending
                                                                                 by the Portfolio; and
                                 -    U.S. government securities --              issued or guaranteed as to principal by the U.S.
                                                                                 Government, its agencies or its
                                                                                 instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class Y share.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  3.62%
'02   1.09%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.14%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.22% (quarter ended December 31, 2002).



                    _AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)_____



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      Life of Portfolio
                                                                         Past 1 Year  (Since 07/24/00)
                               ------------------------------------------------------------------------
                                The Money Market Portfolio                   1.09%             2.99%
                               ------------------------------------------------------------------------

[Sidebar]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


  ANNUAL PORTFOLIO OPERATING EXPENSES
 ----------------------------------------------------------------------
  Management fee                                                0.50%
 ----------------------------------------------------------------------
  Distribution and service (12b-1) fees                         0.25%
 ----------------------------------------------------------------------
  Other expenses                                                0.02%
 ----------------------------------------------------------------------
  Total annual Portfolio operating expenses                     0.77%
 ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $79           $246          $428          $954
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

               The Flexible Income Portfolio


[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

                    The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities,
                    (3) high yield securities, and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.

                    (1) Global Securities.

                    - Fixed-income securities issued or guaranteed by the U.S.
                      Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.
                    (2) Mortgage-Backed and U.S. Government Securities.

                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount
                      notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.


                    (3) High Yield Securities. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.



                    (4) Emerging Market Securities. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

                    Forward Foreign Currency Exchange Contracts. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


                    Futures and Options. The Portfolio also may invest in options and futures including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

                    The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Other Securities. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.


                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    High Yield Securities. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.


                    Futures and Options. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]


                    the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -4.41%
'02    8.59%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 2.90%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 4.23% (quarter ended June 30, 2002) and the lowest return for a calendar quarter was -3.71% (quarter ended June 30, 2001).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      Life of Portfolio
                                                                         Past 1 Year  (Since 07/24/00)
                               ------------------------------------------------------------------------
                                The Flexible Income Portfolio                8.59%              -0.43%
                               ------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/Credit Index(1)                   9.84%              10.26%
                               ------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


  ANNUAL PORTFOLIO OPERATING EXPENSES
 ----------------------------------------------------------------------
  Management fee                                                0.40%
 ----------------------------------------------------------------------
  Distribution and service (12b-1) fees                         0.25%
 ----------------------------------------------------------------------
  Other expenses                                                0.10%
 ----------------------------------------------------------------------
  Total annual Portfolio operating expenses                     0.75%
 ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $77           $240          $417          $930
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Balanced Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.


                    The three groups of Portfolio investments in more detail include:


                    (1) Common Stocks/Convertible Securities. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the U.S. on a national securities exchange and depositary receipts.



                    (2) Fixed-Income Securities. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, Yankee dollar obligations, sovereign debt, asset-backed securities and U.S. government securities. The U.S. government securities may include:



                    - U.S. Treasury bills, notes and bonds, all of which are
                      direct obligations of the U.S. Government.



                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.


                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.


                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.


                    Mortgage-Backed Securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


                    (3) Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.



                    Yankee Dollar Obligations and Sovereign Debt
                    Securities. Yankee dollar obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.


                    Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    (4) Money Market Securities. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.


                    The Portfolio may also invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    Fixed-Income, Including Money Market, Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    Mortgage-Backed Securities and Asset-Backed
                    Securities. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    Yankee Dollar Obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.



                    Sovereign Debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.



                    Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



                    Options and Futures. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001    0.86%
'02   -11.66%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.46%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -11.72% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Balanced Growth Portfolio                    -11.66%            -0.62%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -17.68%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(2)           10.26%            10.44%
                               ----------------------------------------------------------------------------
                                Russell 1000 Value Index(3)                      -15.52%            -5.44%
                               ----------------------------------------------------------------------------



 1 THE STANDARD & POOR'S-REGISTERED TRADEMARK- 500 INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IN UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3 THE BENCHMARK FOR THE PORTFOLIO HAS CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 VALUE INDEX TO MORE ACCURATELY REFLECT ITS INVESTABLE UNIVERSE. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES, OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


  ANNUAL PORTFOLIO OPERATING EXPENSES
 -------------------------------------------------------
  Management fee                                 0.60%
 -------------------------------------------------------
  Distribution and service (12b-1) fees          0.25%
 -------------------------------------------------------
  Other expenses                                 0.06%
 -------------------------------------------------------
  Total annual Portfolio operating expenses      0.91%
 -------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $93           $290          $504         $1,120
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may also invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Utilities Industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets although upgrading of fresh water and waste systems is an expanding business.

                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

                    Asset-Backed Securities. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.69%
'02   -20.58%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -2.31%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.59% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -16.14% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Utilities Portfolio                          -20.58%           -21.92%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -17.68%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.65%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.05%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.95%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $97           $303          $525         $1,166
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.



                    The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the U.S. on a national securities exchange).



                    The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


                    The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.



                    The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001   -5.71%
'02   -18.15%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -5.04%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.88% (quarter ended December 31, 2001 and the lowest return for a calendar quarter was -21.03% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Dividend Growth Portfolio                    -18.15%            -5.45%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -17.68%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.62%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.89%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $91           $284          $493         $1,096
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Value-Added Market Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Value-Added Market Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stock of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.



                    In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Value-Added Market Portfolio will achieve its investment objective. The Value-Added Market Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows
how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001   -2.04%
'02   -16.21%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -4.43%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 13.26% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -18.41% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Value-Added Market Portfolio                 -16.21%            -3.90%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -17.68%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.04%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.79%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $81           $252          $439          $978
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Sub-Advisor," Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Adviser emphasizes individual security selection.



                    The Sub-Advisor may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.



                    The Sub-Advisor follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Sub-Advisor focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Sub-Advisor studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Sub-Advisor generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these changes.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Other Risks. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -15.46%
'02   -28.02%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.09%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -18.51% (quarter ended March 31, 2001).


                               Average Annual Total Returns (as of December 31, 2001)
                               ------------------------------------------------------------------------------
                                                                                           Life of Portfolio
                                                                           Past 1 Year     (Since 07/24/00)
                               ------------------------------------------------------------------------------
                                The Growth Portfolio                             -28.02%            -25.13%
                               ------------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%            -17.68%
                               ------------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


  ANNUAL PORTFOLIO OPERATING EXPENSES
 -------------------------------------------------------
  Management fee                                 0.80%
 -------------------------------------------------------
  Distribution and service (12b-1) fees          0.25%
 -------------------------------------------------------
  Other expenses                                 0.11%
 -------------------------------------------------------
  Total annual Portfolio operating expenses      1.16%
 -------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $118          $368          $638         $1,409
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The American Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in industries that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.



                    Sector Rotation. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.



                    The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depositary receipts); and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the U.S. on a national securities exchange).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.


                    While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


                    Fixed-Income Securities. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    Options and Futures. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -29.67%
'02   -21.73%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.44%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 6.41% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.03% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The American Opportunities Portfolio             -21.73%           -23.19%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -17.68%
                               ----------------------------------------------------------------------------


 1 THE STANDARD & POOR'S 500-REGISTERED TRADEMARK- INDEX (S&P 500 INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.63%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.03%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.91%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $93           $290          $504         $1,120
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]
               The Capital Opportunities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio seeks long-term capital growth.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth universe, which as of December 31, 2002 was approximately between $49.9 million and $276.6 billion. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Portfolio's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Portfolio, the Investment Manager uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria.


                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


                    In addition, the Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


                    Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with the investments in equity securities of small- and medium-sized companies, foreign securities and fixed-income investments. For information about these risks, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -36.56%
'02   -44.00%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.55%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 37.91% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -41.08% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Capital Opportunities Portfolio              -44.00%           -45.84%
                               ----------------------------------------------------------------------------
                                S&P MidCap 400 Index(1)                          -14.50%            -4.90%
                               ----------------------------------------------------------------------------
                                Lipper Multi-Cap Growth Index(2)                 -29.82%           -29.63%
                               ----------------------------------------------------------------------------



 1 THE STANDARD & POOR'S MIDCAP 400 INDEX (S&P MIDCAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.15%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.15%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $117          $365          $633         $1,398
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Common Stocks. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.


                    Foreign Securities. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.


                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -17.38%
'02   -17.57%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -4.19%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 11.16% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -18.20% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Global Equity Portfolio                      -17.57%           -17.66%
                               ----------------------------------------------------------------------------
                                MSCI World Index(1)                              -19.89%           -19.09%
                               ----------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                1.00%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.08%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.33%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $135          $421          $729         $1,601
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Developing Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities. In deciding which of these securities to buy, hold or sell, the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy, using its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects the list of securities to a fundamental analysis using a variety of criteria. The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued on initial public offerings ("IPOs").



                    The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.



                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.



                    The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Common Stocks and Other Equity Securities. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securites values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.



                    Convertible Securities. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.

[End Sidebar]


                    fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.



                    Shares of IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.



                    Other Risks. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments including the risks associated with fixed-income securities. For information about these risks, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.67%
'02   -27.96%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -0.17%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 20.02% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -25.48% (quarter ended March 31, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 07/24/00)
                               ----------------------------------------------------------------------------
                                The Developing Growth Portfolio                  -27.96%           -26.93%
                               ----------------------------------------------------------------------------
                                Russell 2000 Index(1)                            -20.48%           -10.09%
                               ----------------------------------------------------------------------------
                                Russell 2500 Growth Index(2)                     -29.09%           -24.52%
                               ----------------------------------------------------------------------------



 1 THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX, WHICH IS COMPRISED OF THE 2000 SMALLEST STOCKS INCLUDED IN THE RUSSELL 3000 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE FUND'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX TO THE RUSSELL 2500 GROWTH INDEX TO MORE ACCURATELY REFLECT THE FUND'S INVESTABLE UNIVERSE. THE RUSSELL 2500 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE 2,500 COMPANIES IN THE RUSSELL 2500 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.




[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.11%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.86%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $88           $274          $477         $1,061
          ----------------------------------------------------

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    Investment Discretion. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor -- Morgan Stanley Investment Management Inc. -- has a similar degree of discretion.


                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

                    Portfolio Turnover. Each Portfolio (other than the Value-Added Market Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date on average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or a Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

                    Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities.

                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.


                    Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.



                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.



                    Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    Investment Companies. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Growth Portfolio) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services



                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. As of March 31, 2003, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $140 billion primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2002 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Portfolio                                             Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                     0.50%
                               -------------------------------------------------------------------------
                                The Flexible Income Portfolio                                  0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                  0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                        0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                  0.62%
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                           0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                           0.63%
                               -------------------------------------------------------------------------
                                The Capital Opportunities Portfolio                            0.75%(2)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                    1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                                0.50%
                               -------------------------------------------------------------------------



 1 40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE PORTFOLIO'S SUB-ADVISOR.
 2 FOR THE PERIOD JANUARY 1, 2002 THROUGH SEPTEMBER 30, 2002, 40% OF THE INVESTMENT MANAGER'S COMPENSATION WAS PAID TO TCW INVESTMENT MANAGEMENT COMPANY, THE PORTFOLIO'S FORMER INVESTMENT SUB-ADVISOR.



                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.


                    The Flexible Income Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Abigail L. McKenna and Stephen F. Esser,

                    Managing Directors of the Investment Manager, and Paul F. O'Brien, and Neil Stone, Executive Directors of the Investment Manager.



                    The Balanced Growth Portfolio -- The equity portion of the Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, James O. Roeder, Catherine Maniscalco-Avery, Thomas Bastian and Sergio Marchelli, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.



                    The Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Funds
                    Equity/Utilities team. Current members of the Utilities team include Edward F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.



                    The Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Steven Epstein and Brian L. Kramp, Executive Directors of the Investment Manager, Matthew S. Levitties and Eric F. Scharpf, Vice Presidents of the Investment Manager, and Douglas W. Kugler and Matthew H. Taylor, Senior Associates of the Investment Manager.



                    The Value-Added Market Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.



                    The Growth Portfolio -- The Portfolio is managed by the Large Cap Growth team. Current members of the team include William Auslander, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and Jeffrey Alvino, an Executive Director of Morgan Stanley Investment Management Inc. and the Investment Manager.



                    The American Opportunities Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.



                    The Capital Opportunities Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Executive Directors of the Investment Manager, and John Roscoe, a Vice President of the Investment Manager.



                    The Global Equity Portfolio -- The Portfolio is managed by the Active International Allocation team. David Dineen, a Vice President of the Investment Manager, is a current member of the team.



                    The Developing Growth Portfolio -- The Portfolio is managed by the Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, an Executive Director of the Investment Manager, and John Roscoe, a Vice President of the Investment Manager.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment
                    Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows
                    Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio              Declared and paid monthly               Declared and paid at least
                                                                                        once per year
        ----------------------------------------------------------------------------------------------------------------------
         Balanced Growth, Dividend Growth and   Declared and paid quarterly             Declared and paid at least
         Utilities Portfolios                                                           once per calendar year
        ----------------------------------------------------------------------------------------------------------------------
         American Opportunities, Developing     Declared and paid at least once per     Declared and paid at least once per
         Growth, Global Equity, Growth,         calendar year                           calendar year
         Capital Opportunities and Value-
         Added Market Portfolios
        ----------------------------------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's
        Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio other than the North American Government Securities Portfolio and the Emerging Markets Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2002, the per share amounts were computed using an average number of shares outstanding during the period.


                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                            $ 1.00               $0.05               --                  $ 0.05             $(0.05)
--------------------------------------------------------------------------------------------------------------------------
 1999                              1.00                0.05               --                    0.05              (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                           1.00                0.06*              --                    0.06              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2001                              1.00                0.04*              --                    0.04              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 2002                              1.00                0.01*              --                    0.01              (0.01)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           1.00                0.03*              --                    0.03              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2001                              1.00                0.04*              --                    0.04              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 2002                              1.00                0.01*              --                    0.01              (0.01)
--------------------------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1998                             10.29                0.79               $(0.37)               0.42              (0.77)
--------------------------------------------------------------------------------------------------------------------------
 1999                              9.93                0.78                (0.96)              (0.18)             (0.77)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                           8.96                0.76*               (1.15)              (0.39)             (0.65)
--------------------------------------------------------------------------------------------------------------------------
 2001                              7.83                0.56*               (0.88)              (0.32)             (0.42)
--------------------------------------------------------------------------------------------------------------------------
 2002                              6.99                0.51*                0.08                0.59              (0.35)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           8.58                0.33*               (0.73)              (0.40)             (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2001                              7.81                0.52*               (0.86)              (0.34)             (0.41)
--------------------------------------------------------------------------------------------------------------------------
 2002                              6.97                0.48*                0.10                0.58              (0.33)
--------------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                               --                     $(0.05)                $1.00                   5.16%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.05)                 1.00                   4.78
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.06)                 1.00                   5.98
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.04)                 1.00                   3.88
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                 1.00                   1.34
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.03)                 1.00                   2.58(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.04)                 1.00                   3.62
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                 1.00                   1.09
-----------------------------------------------------------------------------------------------------------------

 DIVERSIFIED INCOME

 CLASS X SHARES
 1998                                $(0.01)                (0.78)                 9.93                   4.22
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.02)++              (0.79)                 8.96                  (1.83)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.09)++              (0.74)                 7.83                  (4.74)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.10)++              (0.52)                 6.99                  (4.06)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.35)                 7.23                   8.67
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (0.04)++              (0.37)                 7.81                  (4.68)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.09)++              (0.50)                 6.97                  (4.41)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.33)                 7.22                   8.59
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 MONEY MARKET
 CLASS X SHARES
 1998                       $120,185               0.55%               5.02%               N/A
------------------------
 1999                        135,675               0.54                4.67                N/A
------------------------
 2000(a)                     118,274               0.55                5.80                N/A
------------------------
 2001                        175,957               0.52                3.63                N/A
------------------------
 2002                        152,479               0.52                1.34                N/A
------------------------
 CLASS Y SHARES
 2000(b)                       2,673               0.80(2)             5.55(2)             N/A
------------------------
 2001                         31,189               0.77                3.38                N/A
------------------------
 2002                         41,006               0.77                1.09                N/A
------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1998                         93,991               0.49                7.92                111%
------------------------
 1999                         86,270               0.48                8.31                 69
------------------------
 2000(a)                      69,443               0.47                8.92                 33
------------------------
 2001                         56,745               0.49                7.48                114
------------------------
 2002                         54,669               0.50                7.26                115
------------------------
 CLASS Y SHARES
 2000(b)                         602               0.72(2)             9.23(2)              33
------------------------
 2001                          3,859               0.74                7.23                114
------------------------
 2002                         14,626               0.75                7.01                115
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1998                            $15.03               $0.44               $ 1.68              $ 2.12             $(0.43)
--------------------------------------------------------------------------------------------------------------------------
 1999                             16.38                0.48                 0.15                0.63              (0.48)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.63                0.47*                0.42                0.89              (0.51)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.90                0.44*               (0.28)               0.16              (0.44)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.62                0.36*               (2.02)              (1.66)             (0.38)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          13.67                0.18*                1.25                1.43              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.88                0.39*               (0.27)               0.12              (0.41)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.59                0.32*               (2.01)              (1.69)             (0.34)
--------------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                             15.84                0.37                 3.06                3.43              (0.37)
--------------------------------------------------------------------------------------------------------------------------
 1999                             18.71                0.34                 7.69                8.03              (0.34)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          26.25                0.38*               (0.79)              (0.41)             (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2001                             23.99                0.43*               (6.45)              (6.02)             (0.45)
--------------------------------------------------------------------------------------------------------------------------
 2002                             17.10                0.47*               (3.93)              (3.46)             (0.48)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          26.06                0.15*               (2.04)              (1.89)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001                             23.99                0.40*               (6.48)              (6.08)             (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2002                             17.09                0.44*               (3.93)              (3.49)             (0.45)
--------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                             19.57                0.39                 3.38                3.77              (0.39)
--------------------------------------------------------------------------------------------------------------------------
 1999                             22.05                0.40                (0.10)               0.30              (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.92                0.33*                0.05                0.38              (0.37)
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.85                0.27*               (1.13)              (0.86)             (0.28)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.71                0.26*               (2.88)              (2.62)             (0.26)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          14.14                0.10*                1.73                1.83              (0.13)
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.84                0.23*               (1.13)              (0.90)             (0.25)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.69                0.23*               (2.88)              (2.65)             (0.23)
--------------------------------------------------------------------------------------------------------------------------


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 BALANCED GROWTH

 CLASS X SHARES
 1998                                $(0.34)               $(0.77)               $16.38                  14.41%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.90)                (2.38)                14.63                   3.52
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.11)                (0.62)                14.90                   6.37
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.44)                14.62                   1.21
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.38)                12.58                 (11.49)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.22)                14.88                  10.55(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.41)                14.59                   0.86
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.34)                12.56                 (11.66)
-----------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                                 (0.19)                (0.56)                18.71                  22.23
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.15)                (0.49)                26.25                  43.71
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.45)                (1.85)                23.99                  (1.91)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.42)                (0.87)                17.10                 (25.51)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.48)                13.16                 (20.37)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.18)                23.99                  (7.26)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.42)                (0.82)                17.09                 (25.69)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.45)                13.15                 (20.58)
-----------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                                 (0.90)                (1.29)                22.05                  19.73
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.03)                (2.43)                19.92                   0.53
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (4.08)                (4.45)                15.85                   5.36
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.28)                14.71                  (5.45)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.26)                11.83                 (17.92)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.13)                15.84                  13.02(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.25)                14.69                  (5.71)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.23)                11.81                 (18.15)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1998                       $107,852               0.71%               2.87%                93%
------------------------
 1999                        128,299               0.64                3.10                 37
------------------------
 2000(a)                     120,911               0.64                3.29                 39
------------------------
 2001                        116,002               0.64                2.95                 71
------------------------
 2002                         84,846               0.66                2.58                161
------------------------
 CLASS Y SHARES
 2000(b)                       1,455               0.86(2)             2.90(2)              39
------------------------
 2001                          8,463               0.89                2.70                 71
------------------------
 2002                         12,327               0.91                2.33                161
------------------------
 UTILITIES
 CLASS X SHARES
 1998                         85,683               0.71                2.21                 19
------------------------
 1999                        165,368               0.70                1.63                 31
------------------------
 2000(a)                     196,489               0.69                1.43                 32
------------------------
 2001                        118,964               0.69                2.15                 49
------------------------
 2002                         66,825               0.70                3.22                 77
------------------------
 CLASS Y SHARES
 2000(b)                       5,494               0.95(2)             1.40(2)              32
------------------------
 2001                         12,471               0.94                1.90                 49
------------------------
 2002                         10,749               0.95                2.97                 77
------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1998                        723,285               0.63                1.87                 39
------------------------
 1999                        742,811               0.60                1.86                101
------------------------
 2000(a)                     619,469               0.63                2.01                 41
------------------------
 2001                        527,738               0.62                1.79                 22
------------------------
 2002                        341,673               0.64                1.89                 22
------------------------
 CLASS Y SHARES
 2000(b)                       2,780               0.88(2)             1.45(2)              41
------------------------
 2001                         22,602               0.87                1.54                 22
------------------------
 2002                         29,318               0.89                1.64                 22
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1998                            $17.56             $ 0.22                $ 1.90              $ 2.12             $(0.22)
--------------------------------------------------------------------------------------------------------------------------
 1999                             19.19               0.22                  2.08                2.30              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          20.54               0.26 *                1.95                2.21              (0.09)
--------------------------------------------------------------------------------------------------------------------------
 2001                             20.75               0.22 *               (0.56)              (0.34)             (0.19)
--------------------------------------------------------------------------------------------------------------------------
 2002                             19.12               0.19 *               (3.22)              (3.03)             (0.21)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          18.74               0.09 *                1.89                1.98             --
--------------------------------------------------------------------------------------------------------------------------
 2001                             20.72               0.16 *               (0.55)              (0.39)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2002                             19.05               0.16 *               (3.22)              (3.06)             (0.20)
--------------------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1998                             16.56               0.00                  2.16                2.16             --
--------------------------------------------------------------------------------------------------------------------------
 1999                             18.23              (0.02)                 6.65                6.63             --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          23.27              (0.02)*               (2.47)              (2.49)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             19.42              (0.01)*               (2.90)              (2.91)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                             15.48               0.01 *               (4.32)              (4.31)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          23.90              (0.03)*               (4.47)              (4.50)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             19.40              (0.05)*               (2.90)              (2.95)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                             15.42              (0.02)*               (4.30)              (4.32)            --
--------------------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1998                             19.69               0.13                  5.57                5.70              (0.14)
--------------------------------------------------------------------------------------------------------------------------
 1999                             23.31               0.08                 11.76               11.84              (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          32.60               0.05 *               (1.39)              (1.34)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             28.57               0.09 *               (7.97)              (7.88)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.99               0.04 *               (3.26)              (3.22)             (0.09)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          29.89               0.05 *               (1.39)              (1.34)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             28.55               0.03 *               (7.95)              (7.92)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2002                             14.93               0.01 *               (3.25)              (3.24)             (0.06)
--------------------------------------------------------------------------------------------------------------------------


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1998                                $(0.27)               $(0.49)               $19.19                  12.19%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.73)                (0.95)                20.54                  12.15
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.91)                (2.00)                20.75                  11.98
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.10)                (1.29)                19.12                  (1.83)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.21)                15.88                 (15.97)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     20.72                  10.57(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.10)                (1.28)                19.05                  (2.04)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.20)                15.79                 (16.21)
-----------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1998                                 (0.49)                (0.49)                18.23                  13.22
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.59)                (1.59)                23.27                  39.10
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.36)                (1.36)                19.42                 (11.68)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.03)                (1.03)                15.48                 (15.23)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.17                 (27.84)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     19.40                 (18.83)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.03)                (1.03)                15.42                 (15.46)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.10                 (28.02)
-----------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1998                                 (1.94)                (2.08)                23.31                  30.78
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.48)                (2.55)                32.60                  55.81
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (2.69)                (2.69)                28.57                  (4.42)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (5.65)                (5.70)                14.99                 (29.47)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.09)                11.68                 (21.56)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     28.55                  (4.48)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (5.65)                (5.70)                14.93                 (29.67)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.06)                11.63                 (21.73)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 VALUE-ADDED MARKET
 CLASS X SHARES
 1998                       $174,824               0.55%               1.20%                14%
------------------------
 1999                        189,708               0.55                1.11                 21
------------------------
 2000(a)                     186,887               0.54                1.31                  8
------------------------
 2001                        181,881               0.54                1.12                  6
------------------------
 2002                        121,065               0.54                1.09                  8
------------------------
 CLASS Y SHARES
 2000(b)                         890               0.78(2)             1.02(2)               8
------------------------
 2001                         10,985               0.79                0.87                  6
------------------------
 2002                         18,843               0.79                0.84                  8
------------------------
 GROWTH
 CLASS X SHARES
 1998                         53,504               1.06                0.01                223
------------------------
 1999                         96,699               0.90               (0.11)                88
------------------------
 2000(a)                     132,909               0.88               (0.10)                68
------------------------
 2001                         80,096               0.86               (0.04)                81
------------------------
 2002                         39,834               0.91                0.08                135
------------------------
 CLASS Y SHARES
 2000(b)                       2,536               1.14(2)            (0.34)(2)             68
------------------------
 2001                          4,383               1.11               (0.29)                81
------------------------
 2002                          3,520               1.16               (0.17)               135
------------------------
 AMERICAN OPPORTUNITIES
 CLASS X SHARES
 1998                        371,633               0.66                0.62                325
------------------------
 1999                        768,751               0.66                0.29                360
------------------------
 2000(a)                     832,971               0.64                0.17                426
------------------------
 2001                        463,012               0.65                0.46                393
------------------------
 2002                        274,710               0.66                0.27                309
------------------------
 CLASS Y SHARES
 2000(b)                      13,930               0.88(2)             0.40(2)             426
------------------------
 2001                         30,768               0.90                0.21                393
------------------------
 2002                         30,035               0.91                0.02                309
------------------------

                                Net Asset
                                  Value               Net              Net Realized         Total from
For the Year                    Beginning         Investment          and Unrealized        Investment        Dividends to
Ended December 31               of Period        Income (Loss)         Gain (Loss)          Operations        Shareholders
--------------------------------------------------------------------------------------------------------------------------

 CAPITAL OPPORTUNITIES

 CLASS X SHARES
 1998                            $11.40             $ 0.06                $ 0.57              $ 0.63             $(0.07)
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.86               0.06                 10.81               10.87              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          22.66              (0.09)*               (5.64)              (5.73)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.38              (0.07)*               (5.52)              (5.59)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                              9.79              (0.05)*               (4.24)              (4.29)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          24.41              (0.05)*               (8.99)              (9.04)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             15.37              (0.09)*               (5.53)              (5.62)            --
--------------------------------------------------------------------------------------------------------------------------
 2002                              9.75              (0.07)*               (4.22)              (4.29)            --
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1998                             12.97               0.14                  1.81                1.95              (0.18)
--------------------------------------------------------------------------------------------------------------------------
 1999                             14.69               0.06                  4.94                5.00              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.63               0.13 *               (1.19)              (1.06)             (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2001                             17.26               0.04 *               (2.88)              (2.84)             (0.11)
--------------------------------------------------------------------------------------------------------------------------
 2002                             12.79               0.04 *               (2.26)              (2.22)             (0.01)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          18.85               0.00 *               (1.61)              (1.61)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             17.24              (0.01)*               (2.86)              (2.87)             (0.10)
--------------------------------------------------------------------------------------------------------------------------
 2002                             12.75               0.01 *               (2.26)              (2.25)            --
--------------------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1998                             19.16               0.03                  1.69                1.72              (0.04)
--------------------------------------------------------------------------------------------------------------------------
 1999                             20.81               0.01                 19.23               19.24              (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          40.04               0.22 *               (7.89)              (7.67)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.93              (0.01)*               (6.25)              (6.26)             (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2002                             16.01              (0.03)*               (4.41)              (4.44)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          29.79               0.09 *               (3.98)              (3.89)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.90              (0.05)*               (6.25)              (6.30)             (0.21)
--------------------------------------------------------------------------------------------------------------------------
 2002                             15.95              (0.06)*               (4.40)              (4.46)            --
--------------------------------------------------------------------------------------------------------------------------

(A) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN CAPITAL.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1999.


                                                            Total
For the Year                    Distributions to        Dividends and        Net Asset Value
Ended December 31                 Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 CAPITAL OPPORTUNITIES

 CLASS X SHARES
 1998                                $(0.10)               $(0.17)               $11.86                   5.67%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.01)                (0.07)                22.66                  92.10
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.55)                (1.55)                15.38                 (27.56)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                     --                      9.79                 (36.39)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      5.50                 (43.82)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     15.37                 (36.83)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                     --                      9.75                 (36.56)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      5.46                 (44.00)
-----------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1998                                 (0.05)                (0.23)                14.69                  15.11
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.06)                19.63                  34.14
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.25)                (1.31)                17.26                  (5.93)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.52)                (1.63)                12.79                 (17.22)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                10.56                 (17.37)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     17.24                  (8.54)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.52)                (1.62)                12.75                 (17.38)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     10.50                 (17.57)
-----------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1998                                 (0.03)                (0.07)                20.81                   9.04
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.01)                40.04                  92.52
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (6.44)                (6.44)                25.93                 (21.61)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (3.44)                (3.66)                16.01                 (25.49)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.57                 (27.73)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                     25.90                 (13.06)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (3.44)                (3.65)                15.95                 (25.67)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                     11.49                 (27.96)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
For the Year              End of Period                          Net Investment        Turnover
Ended December 31            (000's)            Expenses         Income (Loss)           Rate
------------------------
 CAPITAL OPPORTUNITIES
 CLASS X SHARES
 1998                       $ 28,198                 --(3)             0.58%(3)            323%
------------------------
 1999                         84,949               0.20%(3)            0.37(3)             318
------------------------
 2000(a)                     116,991               0.79               (0.41)                21
------------------------
 2001                         55,488               0.80               (0.63)                16
------------------------
 2002                         22,097               0.90               (0.71)               103
------------------------
 CLASS Y SHARES
 2000(b)                       4,895               1.02(2)            (0.62)(2)             21
------------------------
 2001                         11,410               1.05               (0.88)                16
------------------------
 2002                          6,537               1.15               (0.96)               103
------------------------
 GLOBAL EQUITY
 CLASS X SHARES
 1998                        125,522               1.10                1.01                 80
------------------------
 1999                        173,743               1.08                0.36                 79
------------------------
 2000(a)                     171,523               1.06                0.68                 68
------------------------
 2001                        118,747               1.07                0.29                 89
------------------------
 2002                         75,611               1.08                0.35                 44
------------------------
 CLASS Y SHARES
 2000(b)                         883               1.29(2)             0.02(2)              68
------------------------
 2001                          3,825               1.32                0.04                 89
------------------------
 2002                          3,951               1.33                0.10                 44
------------------------
 DEVELOPING GROWTH
 CLASS X SHARES
 1998                         81,625               0.59                0.19                193
------------------------
 1999                        160,595               0.58                0.06                178
------------------------
 2000(a)                     142,640               0.56                0.66                207
------------------------
 2001                         85,513               0.59               (0.05)               196
------------------------
 2002                         45,892               0.61               (0.26)               251
------------------------
 CLASS Y SHARES
 2000(b)                       1,716               0.83(2)             0.74(2)             207
------------------------
 2001                          2,973               0.84               (0.30)               196
------------------------
 2002                          2,602               0.86               (0.51)               251
------------------------

 Morgan Stanley
Select Dimensions Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                                  MORGAN STANLEY
                                                               SELECT DIMENSIONS

STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT

MAY 1, 2003                                                               SERIES

----------------------------------------------------------------------------


    -THE MONEY MARKET PORTFOLIO



    -THE FLEXIBLE INCOME PORTFOLIO


    -THE BALANCED GROWTH PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE VALUE-ADDED MARKET PORTFOLIO

    -THE GROWTH PORTFOLIO

    -THE AMERICAN OPPORTUNITIES PORTFOLIO

    -THE CAPITAL OPPORTUNITIES PORTFOLIO

    -THE GLOBAL EQUITY PORTFOLIO


    -THE DEVELOPING GROWTH PORTFOLIO


    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's
Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2003) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW at any of its branch offices.


Morgan Stanley
Select Dimensions Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History........................................................    4
II.    Description of the Fund and Its Investments and Risks...............    4
       A.   Classification.................................................    4
       B.   Eligible Purchasers............................................    4
       C.   Investment Strategies and Risks................................    4
       D.   Fund Policies/Investment Restrictions..........................   18
III.   Management of the Fund..............................................   21
       A.   Board of Trustees..............................................   21
       B.   Management Information.........................................   21
       C.   Compensation...................................................   26
IV.    Control Persons and Principal Holders of Securities.................   28
V.     Investment Management and Other Services............................   29
       A.   Investment Manager and Sub-Advisors............................   29
       B.   Services Provided by the Investment Manager and the
            Sub-Advisor....................................................   31
       C.   Rule 12b-1 Plan................................................   32
       D.   Other Service Providers........................................   33
       E.   Codes of Ethics................................................   34
VI.    Brokerage Allocation and Other Practices............................   34
       A.   Brokerage Transactions.........................................   34
       B.   Commissions....................................................   34
       C.   Brokerage Selection............................................   36
       D.   Directed Brokerage.............................................   37
       E.   Regular Broker-Dealers.........................................   38
VII.   Capital Stock and Other Securities..................................   39
VIII.  Purchase, Redemption and Pricing of Shares..........................   40
       A.   Purchase/Redemption of Shares..................................   40
       B.   Offering Price.................................................   40
IX.    Taxation of the Portfolios and Shareholders.........................   43
X.     Calculation of Performance Data.....................................   43
XI.    Financial Statements................................................   47
       Appendix--Ratings of Corporate Debt Instruments Investments.........  151

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.


"CUSTODIAN"--The Bank of New York for each Portfolio other than the EMERGING MARKETS PORTFOLIO and grouping (1) of the FLEXIBLE INCOME PORTFOLIO. JPMorgan Chase Bank for the EMERGING MARKETS PORTFOLIO and grouping (1) of the FLEXIBLE INCOME PORTFOLIO.


"FINANCIAL ADVISOR"--Morgan Stanley authorized financial services representatives.


"FUND"--Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of 11 Portfolios.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY INVESTMENT MANAGEMENT"--Morgan Stanley Investment Management Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.


"SUB-ADVISOR"--Morgan Stanley Investment Management (only applicable to the GROWTH PORTFOLIO).


"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994, under the name Dean Witter Select Dimensions Investment
Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the BALANCED PORTFOLIO was changed to the BALANCED GROWTH PORTFOLIO and the name of the CORE EQUITY PORTFOLIO was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the AMERICAN VALUE PORTFOLIO was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the MID-CAP GROWTH PORTFOLIO was changed to the the MID-CAP EQUITY PORTFOLIO. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the MID-CAP EQUITY PORTFOLIO was changed to the CAPITAL OPPORTUNITIES PORTFOLIO. Effective May 1, 2003, the name of the DIVERSIFIED INCOME PORTFOLIO was changed to the FLEXIBLE INCOME PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire through purchase, fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.


    With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.



    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The FLEXIBLE INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the UTILITIES PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with U.S. banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


    The Portfolios also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    The Portfolio will earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.



    COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Both the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.


    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).


    PURCHASING CALL AND PUT OPTIONS. The FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the AMERICAN OPPORTUNITIES PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.



    OPTIONS ON FOREIGN CURRENCIES. The FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.


    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


    STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


    FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence. The VALUE-ADDED MARKET PORTFOLIO may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.


    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.


    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.


    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


    If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.


    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

    ADDITIONAL INFORMATION CONCERNING THE FLEXIBLE INCOME AND THE BALANCED GROWTH PORTFOLIOS


    COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.


    In addition, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.



    SOVEREIGN DEBT Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.



    Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.



    A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


    ADDITIONAL INFORMATION CONCERNING THE VALUE-ADDED MARKET PORTFOLIO


    The VALUE-ADDED MARKET PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.


    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the VALUE-ADDED MARKET PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


    ASSET-BACKED SECURITIES. Both the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.


    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


    BRADY BONDS: The FLEXIBLE INCOME Portfolio may invest in emerging market securities, including Brady Bonds. Brady Bonds are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.


    Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

    Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.


    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the FLEXIBLE INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager or, in the case of the GROWTH PORTFOLIO, the Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.



    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolio may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).



    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.



    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.


    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to the FLEXIBLE INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.



    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act.


    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.


    PRIVATE PLACEMENTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.



    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager or, in the case of the GROWTH PORTFOLIO, the Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/ Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.



    WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS


    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:

     1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).


     3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.



     4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.



     5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).


     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

     8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.


    10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities.


    11. Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.

    14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).

    15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO'S total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


    In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.



E. PORTFOLIO TURNOVER



    For the fiscal years ended December 31, 2001 and 2002, the portfolio turnover rates of the CAPITAL OPPORTUNITIES PORTFOLIO were 16% and 103%, respectively, and the BALANCED GROWTH PORTFOLIO were 71% and 161%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                               POSITION(S)   LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
-----------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (62)             Trustee      Since        Retired; Director or Trustee       123      Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw                April 1994   of the Morgan Stanley Funds                 Corporation.
Counsel to the                                           and TCW/DW Term Trust 2003;
Independent                                              formerly Vice Chairman of
Trustees                                                 Kmart Corporation (December
1675 Broadway                                            1998-October 2000), Chairman
New York, NY                                             and Chief Executive Officer of
                                                         Levitz Furniture Corporation
                                                         (November 1995-November 1998)
                                                         and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores (May
                                                         1991-July 1995); formerly
                                                         variously Chairman, Chief
                                                         Executive Officer, President
                                                         and Chief Operating Officer
                                                         (1987-1991) of the Sears
                                                         Merchandise Group of Sears,
                                                         Roebuck & Co.


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                               POSITION(S)   LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
-----------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Edwin J. Garn (70)             Trustee      Since        Director or Trustee of the         123      Director of Franklin
c/o Summit Ventures LLC                     January      Morgan Stanley Funds and                    Covey (time management
1 Utah Center                               1993         TCW/DW Term Trust 2003;                     systems), BMW Bank of
201 S. Main Street                                       formerly United States Senator              North America, Inc.
Salt Lake City, UT                                       (R-Utah)(1974-1992) and                     (industrial loan
                                                         Chairman, Senate Banking                    corporation), United
                                                         Committee (1980-1986);                      Space Alliance (joint
                                                         formerly Mayor of Salt Lake                 venture between Lockheed
                                                         City, Utah (1971-1974);                     Martin and the Boeing
                                                         formerly Astronaut, Space                   Company) and Nuskin Asia
                                                         Shuttle Discovery                           Pacific (multilevel
                                                         (April 12-19, 1985) and Vice                marketing); member of the
                                                         Chairman, Huntsman Corporation              board of various civic
                                                         (chemical company); member of               and charitable
                                                         the Utah Regional Advisory                  organizations.
                                                         Board of Pacific Corp.

Wayne E. Hedien (69)           Trustee      Since        Retired; Director or Trustee       123      Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw                September    of the Morgan Stanley Funds                 Inc. (private mortgage
Counsel to the                              1997         and TCW/DW Term Trust 2003;                 insurance); Trustee and
Independent                                              formerly associated with the                Vice Chairman of The
Trustees                                                 Allstate Companies                          Field Museum of Natural
1675 Broadway                                            (1966-1994), most recently as               History; director of
New York, NY                                             Chairman of The Allstate                    various other business
                                                         Corporation (March                          and charitable
                                                         1993-December 1994) and                     organizations.
                                                         Chairman and Chief Executive
                                                         Officer of its wholly-owned
                                                         subsidiary, Allstate Insurance
                                                         Company (July 1989-December
                                                         1994).

Dr. Manuel H. Johnson (54)     Trustee      Since        Chairman of the Audit              123      Director of NVR, Inc.
c/o Johnson Smick                           July 1991    Committee and Director or                   (home construction);
International, Inc.                                      Trustee of the Morgan Stanley               Chairman and Trustee of
2099 Pennsylvania Avenue,                                Funds and TCW/DW Term Trust                 the Financial Accounting
N.W., Suite 950,                                         2003; Senior Partner, Johnson               Foundation (oversight
Washington, D.C.                                         Smick International, Inc., a                organization of the
                                                         consulting firm; Co- Chairman               Financial Accounting
                                                         and a founder of the Group of               Standards Board);
                                                         Seven Council (G7C), an                     Director of RBS Greenwich
                                                         international economic                      Capital Holdings
                                                         commission; formerly Vice                   (financial holding
                                                         Chairman of the Board of                    company).
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.

Michael E. Nugent (66)         Trustee      Since        Chairman of the Insurance          214      Director of various
c/o Triumph Capital, L.P.                   July 1991    Committee and Director or                   business organizations.
237 Park Avenue                                          Trustee of the Morgan Stanley
New York, NY                                             Funds and TCW/DW Term Trust
                                                         2003; director/trustee of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Investment Management Inc. and
                                                         Morgan Stanley Investments LP
                                                         (since July 2001); General
                                                         Partner, Triumph Capital,
                                                         L.P., a private investment
                                                         partnership; formerly Vice
                                                         President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).


----------------------------------

 * This is the date the Trustee began serving the Morgan Stanley Funds.

    The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)   LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
----------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo        Chairman of  Since        Chairman and Director or           123      None
(69)                          the Board    July 1991    Trustee of the Morgan Stanley
c/o Morgan Stanley Trust      and Trustee               Funds and TCW/DW Term Trust
Harborside Financial                                    2003; formerly Chairman, Chief
Center,                                                 Executive Officer and Director
Plaza Two,                                              of the Investment Manager, the
Jersey City, NJ                                         Distributor and Morgan Stanley
                                                        Services, Executive Vice
                                                        President and Director of
                                                        Morgan Stanley DW, Chairman
                                                        and Director of the Transfer
                                                        Agent and Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries (until
                                                        June 1998) and Chief Executive
                                                        Officer of the Morgan Stanley
                                                        Funds and the TCW/DW Term
                                                        Trusts (until September 2002).

James F. Higgins (55)         Trustee      Since June   Director or Trustee of the         123      None
c/o Morgan Stanley Trust                   2000         Morgan Stanley Funds and
Harborside Financial                                    TCW/DW Term Trust 2003 (since
Center,                                                 June 2000); Senior Advisor of
Plaza Two,                                              Morgan Stanley (since August
Jersey City, NJ                                         2000); Director of the
                                                        Distributor and Dean Witter
                                                        Realty Inc.; Director of AXA
                                                        Financial, Inc. and The
                                                        Equitable Life Assurance
                                                        Society of the United States
                                                        (financial services);
                                                        previously President and Chief
                                                        Operating Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August
                                                        2000), President and Chief
                                                        Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley (February
                                                        1997-May 1999).

Philip J. Purcell (59)        Trustee      Since April  Director or Trustee of the         123      Director of American
1585 Broadway                              1994         Morgan Stanley Funds and                    Airlines, Inc. and its
New York, NY                                            TCW/DW Term Trust 2003;                     parent company, AMR
                                                        Chairman of the Board of                    Corporation.
                                                        Directors and Chief Executive
                                                        Officer of Morgan Stanley and
                                                        Morgan Stanley DW; Director of
                                                        the Distributor; Chairman of
                                                        the Board of Directors and
                                                        Chief Executive Officer of
                                                        Novus Credit Services Inc.;
                                                        Director and/or officer of
                                                        various Morgan Stanley
                                                        subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of
                                                                        the Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) of the
                                                                        Morgan Stanley Funds and TCW/DW Term Trust 2003;
                                                                        Trustee (since December 1999) and President and Chief
                                                                        Executive Officer (since October 2002) of the Van
                                                                        Kampen Open-End Funds and President and Chief Executive
                                                                        Officer (since December 2002) of the Van Kampen
                                                                        Closed-End Funds; previously Chief Strategic Officer of
                                                                        the Investment Manager and Morgan Stanley Services and
                                                                        Executive Vice President of the Distributor (April
                                                                        1997-June 1998), Chief Executive Officer (September
                                                                        2002-April 2003) and Vice President (May 1997-April
                                                                        1999) of the Morgan Stanley Funds and TCW/DW 2003, and
                                                                        Executive Vice President of Morgan Stanley.

Barry Fink (48)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000) of
                                                                        the Investment Manager and Morgan Stanley Services;
                                                                        Assistant Secretary of Morgan Stanley DW; Vice
                                                                        President, Secretary and General Counsel of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003; Managing
                                                                        Director, Director and Secretary of the Distributor;
                                                                        previously, Vice President and Assistant General
                                                                        Counsel of the Investment Manager and Morgan Stanley
                                                                        Services (February 1997-December 2001).

Thomas F. Caloia (57)           Treasurer        Since April 1989       Executive Director and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,                                                              Formerly First Vice President of the Investment
Jersey City, NJ                                                         Manager, the Distributor and Morgan Stanley Services.

Ronald E. Robison (64)          Executive Vice   Since April 2003       Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas     President and                           Director (since February 1999) of the Investment
New York, NY                    Principal                               Manager and Morgan Stanley Services and Chief Executive
                                Executive                               Officer and Director of the Transfer Agent; Executive
                                Officer                                 Vice President and Principal Executive Officer of the
                                                                        Morgan Stanley Funds and TCW/DW Term Trust 2003;
                                                                        previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (60)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,    Financial                               September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001); previously Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001) and Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000).



    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER,

STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, JOANNE DOLDO, NATASHA KASSIAN, ELISA MITCHELL, ELIZABETH NELSON AND SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, Senior Staff Attorney, are Assistant Secretaries of the Fund.



    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2002)                            (AS OF DECEMBER 31, 2002)
-------------------------  --------------------------------------------------   -------------------------------------------------
INDEPENDENT:
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

INTERESTED:

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000



    As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees, including two Independent Trustees, serve as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended December 31, 2002, the Audit Committee held nine meetings.



    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended December 31, 2002, the Derivatives Committee held six meetings.



    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2002, the Insurance Committee held two meetings.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.



    The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended December 31, 2002.


                               FUND COMPENSATION


                                                                AGGREGATE
                                                              COMPENSATION
NAME OF TRUSTEE                                               FROM THE FUND
---------------                                               -------------
Michael Bozic...............................................     $1,700
Edwin J. Garn...............................................      1,700
Wayne E. Hedien.............................................      1,700
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,200
Charles A. Fiumefreddo......................................      7,301



    The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 94
                                                               MORGAN STANLEY
                                                              FUNDS AND OTHER
                                                                FUNDS IN THE
NAME OF TRUSTEE                                                 FUND COMPLEX
---------------                                               ----------------
Michael Bozic...............................................      $159,650
Edwin J. Garn...............................................       159,650
Wayne E. Hedien.............................................       158,950
Dr. Manuel H. Johnson.......................................       226,063
Michael E. Nugent...........................................       293,475
Charles A. Fiumefreddo......................................       360,000



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is

------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of the calendar year ended December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                      FOR ALL ADOPTING FUNDS
                                ----------------------------------
                                   ESTIMATED
                                   CREDITED
                                     YEARS           ESTIMATED
                                 OF SERVICE AT     PERCENTAGE OF             RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                  RETIREMENT         ELIGIBLE                ACCRUED AS EXPENSES     UPON RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)      COMPENSATION             BY ALL ADOPTING FUNDS    ALL ADOPTING FUNDS(2)
---------------------------     ---------------  -----------------          ---------------------  -------------------------
Michael Bozic.................          10              60.44%                     $18,457                  $47,838
Edwin J. Garn.................          10              60.44                       23,881                   47,878
Wayne E. Hedien...............           9              51.37                       34,473                   40,842
Dr. Manuel H. Johnson.........          10              60.44                       19,803                   70,050
Michael E. Nugent.............          10              60.44                       32,362                   62,646


------------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 27.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

    The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.


    Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages on April 8, 2002:



                                                                             HARTFORD LIFE
CLASS/PORTFOLIO                                              HARTFORD LIFE    AND ANNUITY     TOTAL
---------------                                              -------------   -------------   --------
Class X: The Money Market Portfolio                               9.50%          90.50%       100.00%
Class Y: The Money Market Portfolio                               9.28%          90.72%       100.00%
Class X: The Flexible Income Portfolio                            8.28%          91.72%       100.00%
Class Y: The Flexible Income Portfolio                            2.97%          97.03%       100.00%
Class X: The Balanced Growth Portfolio                           13.70%          86.30%       100.00%
Class Y: The Balanced Growth Portfolio                           10.44%          89.56%       100.00%
Class X: The Utilities Portfolio                                  8.41%          91.59%       100.00%
Class Y: The Utilities Portfolio                                  7.64%          92.36%       100.00%
Class X: The Dividend Growth Portfolio                           10.58%          89.42%       100.00%
Class Y: The Dividend Growth Portfolio                            6.45%          93.55%       100.00%

                                                                             HARTFORD LIFE
CLASS/PORTFOLIO                                              HARTFORD LIFE    AND ANNUITY     TOTAL
---------------                                              -------------   -------------   --------
Class X: The Value-Added Market Portfolio                        15.03%          84.97%       100.00%
Class Y: The Value-Added Market Portfolio                        12.88%          87.12%       100.00%
Class X: The Growth Portfolio                                     9.14%          90.86%       100.00%
Class Y: The Growth Portfolio                                    10.39%          89.61%       100.00%
Class X: The American Opportunities Portfolio                     9.10%          90.90%       100.00%
Class Y: The American Opportunities Portfolio                     8.54%          91.46%       100.00%
Class X: The Capital Opportunities Portfolio                     10.61%          89.39%       100.00%
Class Y: The Capital Opportunities Portfolio                     11.38%          88.62%       100.00%
Class X: The Global Equity Portfolio                             11.01%          88.99%       100.00%
Class Y: The Global Equity Portfolio                              5.35%          94.65%       100.00%
Class X: The Developing Growth Portfolio                          8.98%          91.02%       100.00%
Class Y: The Developing Growth Portfolio                          7.69%          92.31%       100.00%


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A. INVESTMENT MANAGER AND THE SUB-ADVISOR



    The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    The Sub-Advisor to the GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley. Morgan Stanley Investment Management, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Investment Management's address is 1221 Avenue of the Americas, New York, NY 10020.


    On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Manager and TCW Investment Management Company ("TCW") in respect of the CAPITAL OPPORTUNITIES PORTFOLIO. Effective October 1, 2002, TCW ceased serving as sub-advisor of the CAPITAL OPPORTUNITIES PORTFOLIO.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:



NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets
The Flexible Income Portfolio         0.40% of net assets
The Balanced Growth Portfolio         0.60% of net assets
The Utilities Portfolio               0.65% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.475% of net assets exceeding $1 billion
The Value-Added Market Portfolio      0.50% of net assets
The Growth Portfolio                  0.80% of net assets

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The American Opportunities Portfolio  0.625% of net assets up to $500 million;
                                      0.60% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.575% of net assets exceeding $1 billion
The Capital Opportunities Portfolio   0.75% of net assets
The Global Equity Portfolio           1.00% of net assets
The Developing Growth Portfolio       0.50% of net assets


    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.


    For the fiscal years ended December 31, 2000, 2001 and 2002, the Investment Manager accrued compensation under the Management Agreement as follows:



                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         2000           2001           2002
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $   608,490    $   896,016    $   978,101
The Flexible Income Portfolio.......................      310,787        263,062        252,899
The Balanced Growth Portfolio.......................      712,678        745,498        676,299
The Utilities Portfolio.............................    1,282,502      1,047,937        650,618
The Dividend Growth Portfolio.......................    3,722,154      3,586,098      2,920,003
The Value-Added Market Portfolio....................      887,418        940,986        849,731
The Growth Portfolio................................    1,037,219        806,467        494,255
The American Opportunities Portfolio................    5,334,228      3,681,857      2,502,395
The Capital Opportunities Portfolio.................    1,093,598        608,192        335,673
The Global Equity Portfolio.........................    1,818,061      1,413,172      1,011,555
The Developing Growth Portfolio.....................      849,348        512,814        331,484
                                                      -----------    -----------    -----------
    Total...........................................  $17,656,483    $14,502,099    $11,003,013
                                                      ===========    ===========    ===========


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


    Under the former sub-advisory agreement between TCW and the Investment Manager (the "TCW Sub-Advisory Agreement") respecting the CAPITAL OPPORTUNITIES PORTFOLIO, TCW provided this Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. During the fiscal years ended December 31, 2001 and 2002, the Investment Manager paid TCW monthly compensation equal to 40% of the Investment Manager's fee. During the period January 1, 2002 through September 30, 2002, the Investment Manager paid TCW $111,935.



    Under a Sub-Advisory Agreement between Morgan Stanley Investment Management and the Investment Manager (the "Morgan Stanley Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, Morgan Stanley Investment Management provides that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays Morgan Stanley Investment Management monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the GROWTH PORTFOLIO.



    In approving the Management Agreement and (in the case of the GROWTH PORTFOLIO) the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of each Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.



B. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR



    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.


    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


    The services provided by the Sub-Advisor are discussed above under "Investment Manager and the Sub-Advisor."



    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the GROWTH PORTFOLIO under the Morgan Stanley Investment Management Sub-Advisory Agreement will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.



    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective

Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.



    Both the Management Agreement and the Morgan Stanley Investment Management Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Morgan Stanley Investment Management Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.



    Both the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


C. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to Hartford Securities Distribution Inc. ("Hartford") which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate Hartford, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating Hartford's or other broker-dealers' offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.


    For the fiscal year ended December 31, 2002, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:



                                                                COMPENSATION ACCRUED
                                                              FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                 DECEMBER 31, 2002
-----------------                                             -------------------------
The Money Market Portfolio..................................           $87,162
The Flexible Income Portfolio...............................            22,266
The Balanced Growth Portfolio...............................            26,647
The Utilities Portfolio.....................................            28,620
The Dividend Growth Portfolio...............................            66,398
The Value-Added Market Portfolio............................            36,010
The Growth Portfolio........................................             9,945
The American Opportunities Portfolio........................            75,723
The Capital Opportunities Portfolio.........................            22,827
The Global Equity Portfolio.................................             9,799
The Developing Growth Portfolio.............................             7,139


    Under the Plan, Hartford provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from Hartford and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that Hartford, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

D. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets other than those of grouping (1) of the FLEXIBLE INCOME PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the assets of grouping (1) of the FLEXIBLE INCOME PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.



    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and of Morgan Stanley Investment Management. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

E. CODES OF ETHICS


    The Fund, the Investment Manager and the Sub-Advisor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


    Subject to the general supervision of the Trustees, the Investment Manager and, for the GROWTH PORTFOLIO, the Sub-Advisor, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.



    For the fiscal years ended December 31, 2000, 2001 and 2002, the Portfolios paid brokerage commissions as follows:



                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/00     ENDED 12/31/01     ENDED 12/31/02
-----------------                           ----------------   ----------------   ----------------
The Money Market Portfolio................     $        0         $        0         $        0
The Flexible Income Portfolio.............              0                  0              3,749
The Balanced Growth Portfolio.............         97,943             43,346            212,373
The Utilities Portfolio...................        132,702            183,154            374,778
The Dividend Growth Portfolio.............        891,980            394,707            455,227
The Value-Added Market Portfolio..........         38,665             31,286             50,911
The Growth Portfolio......................        159,451             93,117            264,548
The American Opportunities Portfolio......      4,126,252          1,466,750          3,160,841
The Capital Opportunities Portfolio.......         17,372             15,624            218,828
The Global Equity Portfolio...............        425,661            565,734            249,764
The Developing Growth Portfolio...........        286,931            106,976            627,955
                                               ----------         ----------         ----------
    Total.................................     $6,176,957         $2,900,694         $5,618,974
                                               ==========         ==========         ==========


B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal year ended December 31, 2000, 2001 and 2002, the Portfolios did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended December 31, 2000 and 2001, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/00         12/31/01
-----------------                                             --------         --------
The Money Market Portfolio..................................  $      0         $      0
The Flexible Income Portfolio...............................         0                0
The Balanced Growth Portfolio...............................    35,475            9,081
The Utilities Portfolio.....................................    27,092           11,070
The Dividend Growth Portfolio...............................   180,183           84,474
The Value-Added Market Portfolio                                     0                0
The Growth Portfolio........................................         0                0
The American Opportunities Portfolio........................    79,137           18,329
The Capital Opportunities Portfolio.........................         0              310
The Global Equity Portfolio.................................     1,106            4,262
The Developing Growth Portfolio.............................    20,901                0
                                                              --------         --------
    Total...................................................  $343,894         $127,526
                                                              ========         ========



    For the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                      PERCENTAGE OF
                                                                                     AGGREGATE DOLLAR
                                                                                        AMOUNT OF
                                                                                     EXECUTED TRADES
                                            BROKERAGE           PERCENTAGE OF            ON WHICH
                                         COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                        TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                        DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                         ENDED 12/31/02          12/31/02            ENDED 12/31/02
-----------------                       ------------------   -------------------   --------------------
The Money Market Portfolio............       $     0                  0.00%                 0.00%
The Flexible Income Portfolio.........             0                  0.00%                 0.00%
The Balanced Growth Portfolio.........         2,295                  1.08%                 1.96%
The Utilities Portfolio...............         1,350                  0.36%                 0.85%
The Dividend Growth Portfolio.........        10,170                  2.23%                 3.59%
The Value-Added Market Portfolio......             0                  0.00%                 0.00%
The Growth Portfolio..................             0                  0.00%                 0.00%
The American Opportunities
 Portfolio............................         3,227                  0.10%                 0.27%
The Capital Opportunities Portfolio...             0                  0.00%                 0.00%
The Global Equity Portfolio...........             0                  0.00%                 0.00%
The Developing Growth Portfolio.......             0                  0.00%                 0.00%
                                             -------
    Total.............................       $17,042
                                             =======

    During the fiscal years ended December 31, 2000 and 2001, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                BROKERAGE COMMISSIONS
                                                                   PAID TO MORGAN
                                                              STANLEY & CO. FOR FISCAL
                                                                     YEAR ENDED
                                                              ------------------------
NAME OF PORTFOLIO                                              12/31/00      12/31/01
-----------------                                              --------      --------
The Money Market Portfolio..................................    $      0      $      0
The Flexible Income Portfolio...............................           0             0
The Balanced Growth Portfolio...............................       5,770         4,167
The Utilities Portfolio.....................................       3,200        19,443
The Dividend Growth Portfolio...............................      41,164        50,729
The Value-Added Market Portfolio............................           0             0
The Growth Portfolio........................................       3,263         2,614
The American Opportunities Portfolio........................     325,499       175,232
The Capital Opportunities Portfolio.........................           0           815
The Global Equity Portfolio.................................      29,299        47,728
The Developing Growth Portfolio.............................       5,180             0
                                                                --------      --------
    Total...................................................    $413,375      $300,728
                                                                ========      ========



    For the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:



                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/02           12/31/02            ENDED 12/31/02
-----------------                   -------------------------   -------------------   --------------------
The Money Market Portfolio........            $      0                   0.00%                 0.00%
The Flexible Income Portfolio.....                   0                   0.00%                 0.00%
The Balanced Growth Portfolio.....              33,374                  15.71%                13.28%
The Utilities Portfolio...........             107,130                  28.58%                32.84%
The Dividend Growth Portfolio.....              46,733                  10.27%                15.61%
The Value-Added Market
 Portfolio........................                   0                   0.00%                 0.00%
The Growth Portfolio..............               9,011                   3.41%                 4.63%
The American Opportunities
 Portfolio........................             308,334                   9.75%                11.23%
The Capital Opportunities
 Portfolio........................               7,672                   3.51%                 3.58%
The Global Equity Portfolio.......              34,105                  13.66%                17.13%
The Developing Growth Portfolio...               5,398                   0.86%                 1.12%
                                              --------
    Total.........................            $551,757
                                              ========


C. BROKERAGE SELECTION


    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.



    The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisor (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/02              12/31/02
-----------------                           ------------------------------   --------------------------
The Money Market Portfolio................             $        0                    $            0
The Flexible Income Portfolio.............                      0                                 0
The Balanced Growth Portfolio.............                150,726                       111,973,307
The Utilities Portfolio...................                 15,068                         4,377,723
The Dividend Growth Portfolio.............                294,938                       143,415,272
The Value-Added Market Portfolio..........                 18,957                        13,438,739
The Growth Portfolio......................                246,028                       164,661,065
The American Opportunities Portfolio......              2,511,372                     1,752,754,717
The Capital Opportunities Portfolio.......                183,118                        82,396,958
The Global Equity Portfolio...............                191,603                        74,552,377
The Developing Growth Portfolio...........                551,392                       258,689,414
                                                       ----------                    --------------
    Total.................................             $4,163,202                    $2,606,259,572
                                                       ==========                    ==============

E. REGULAR BROKER-DEALERS


During the fiscal year ended December 31, 2002, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                                      ISSUER
-----------------                             --------------------------------------------------------
The Money Market Portfolio..................  Goldman Sachs Group Inc.
                                              Citicorp
                                              The Bank of New York, Inc.
The Flexible Income Portfolio...............  Goldman, Sachs & Co. Inc.
                                              J.P. Morgan Chase & Co., Inc.
                                              The Bank of New York Inc.
The Balanced Growth Portfolio...............  Citigroup Inc.
                                              Prudential Financial Inc.
                                              CS First Boston Inc.
                                              Goldman Sachs Group Inc.
                                              Bank of America Corp.
The Utilities Portfolio.....................  None
The Dividend Growth Portfolio...............  Bank of America Corp.
                                              Citigroup, Inc.
The Value-Added Market Portfolio............  The Bank of New York Inc.
                                              Prudential Financial Inc.
                                              Bear Stearns & Co., Inc.
                                              Goldman Sachs Group Inc.
                                              Lehman Brothers Holdings Inc.
                                              Morgan Stanley
                                              Bank of America Corp.
The Growth Portfolio........................  Goldman Sachs Group Inc.
                                              The Bank of New York Inc.
                                              Citigroup Inc.
The American Opportunities Portfolio........  Bank of America Corp.
                                              Bear Stearns Co. Inc.
                                              Goldman Sachs Group Inc.
                                              Lehman Brothers Inc.
                                              Merrill Lynch & Co. Inc.
                                              Citigroup Inc.
                                              Prudential Financial Inc.
The Capital Opportunities Portfolio.........  Lehman Brothers Inc.
                                              Citigroup Inc.
The Global Equity Portfolio.................  Citigroup Inc.
                                              Deutsche Bank AG Reg.
The Developing Growth Portfolio.............  None



    At December 31, 2002, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                     MARKET VALUE
NAME OF PORTFOLIO                                        ISSUER                      AT 12/31/02
-----------------                      ------------------------------------------    ------------
The Money Market Portfolio.........    Goldman Sachs Group Inc.                      $ 1,999,920
                                       Citicorp                                        7,897,962
The Flexible Income Portfolio......    Goldman Sachs Group Inc.                      $    83,718
The Balanced Growth Portfolio......    Prudential Securities Inc.                    $ 1,531,592
                                       Bank of America Corp.                           1,838,039
                                       Citigroup Inc.                                    444,271
                                       Goldman Sachs Group Inc.                      $   234,410

                                                                                     MARKET VALUE
NAME OF PORTFOLIO                                        ISSUER                      AT 12/31/02
-----------------                      ------------------------------------------    ------------
The Dividend Growth Portfolio......    Bank of America Corp.                         $11,124,243
                                       Citigroup Inc.                                  6,077,313
The Value-Added Market Portfolio...    Citigroup Inc.                                $   387,090
                                       Prudential Financial Inc.                         158,700
                                       Bear Stearns Co. Inc.                             386,100
                                       Goldman Sachs Group Inc.                          170,250
                                       Lehman Brothers Holdings Inc.                     335,727
                                       Merrill Lynch & Co. Inc.                          280,830
                                       Morgan Stanley                                    263,472
                                       Bank of America Corp.                             382,635
                                       The Bank of New York Inc.                         239,600
The Growth Portfolio...............    The Bank of New York Inc.                     $   118,003
                                       Goldman Sachs Group Inc.                          405,263
                                       Citigroup Inc.                                  1,216,378
The American Opportunities             Citigroup Inc.
 Portfolio.........................                                                  $ 5,074,398
                                       Bear Stearns Co. Inc.                           1,609,740
                                       Goldman Sachs Group Inc.                          898,920
                                       Lehman Brothers Inc.                            3,149,439
                                       Bank of America Corp.                           6,115,203
The Capital Opportunities              Citigroup Inc.
 Portfolio.........................                                                  $   869,193
The Global Equity Portfolio........    Citigroup Inc.                                $ 1,557,720


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into thirteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 20, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and
(iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET

PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


    In the calculation of the Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the NASDAQ is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the board of the Fund. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the

61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the MONEY MARKET PORTFOLIO's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the Prospectus for the Contracts which accompanies the PROSPECTUS for the Fund.)


    The current yield of the Class X and Class Y shares of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2002 was 0.93% and 0.68%, respectively, and the effective annualized yield for the seven days ending December 31, 2002 was 0.94% and 0.69%, respectively, assuming daily compounding.



    From time to time the Fund may quote the "yield" of both the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2002, the Class X yield calculated pursuant to this formula for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 4.47% and 2.20%, respectively. For the 30-day period ended December 31, 2002, the Class Y yield calculated pursuant to this formula for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 4.21% and 1.95%, respectively.


    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

    The average annual total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2002 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2002, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                      AVERAGE ANNUAL
                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                 AVERAGE ANNUAL      COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2002    DECEMBER 31, 2002    DECEMBER 31, 2002
-----------------                         ------------------   ------------------   ------------------
The Money Market Portfolio..............             1.34%                 4.22%                4.69%
The Flexible Income Portfolio...........             8.67                  0.32                 3.27
The Balanced Growth Portfolio...........           -11.49                  2.45                 7.97
The Utilities Portfolio.................           -20.37                  0.44                 7.54
The Dividend Growth Portfolio...........           -17.92                 -0.32                 9.95
The Value-Added Market Portfolio........           -15.97                  3.05                10.03
The Growth Portfolio....................           -27.84                 -3.18                 4.89
The American Opportunities Portfolio....           -21.56                  1.50                10.45
The Capital Opportunities Portfolio.....           -43.82                -12.08                -8.02
The Global Equity Portfolio.............           -17.37                 -0.13                 3.89
The Developing Growth Portfolio.........           -27.73                 -2.39                 7.11



                                                                                 AVERAGE ANNUAL TOTAL
                                                                             RETURN FOR PERIOD FROM FIRST
                                                   TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
CLASS Y SHARES                                           YEAR ENDED                    THROUGH
NAME OF PORTFOLIO                                     DECEMBER 31, 2002           DECEMBER 31, 2002
-----------------                                  -----------------------   ----------------------------
The Money Market Portfolio.......................                1.09%                        2.99%
The Flexible Income Portfolio....................                8.59                        -0.43
The Balanced Growth Portfolio....................              -11.66                        -0.62
The Utilities Portfolio..........................              -20.58                       -21.92
The Dividend Growth Portfolio....................              -18.15                        -5.45
The Value-Added Market Portfolio.................              -16.21                        -3.90
The Growth Portfolio.............................              -28.02                       -25.13
The American Opportunities Portfolio.............              -21.73                       -23.19
The Capital Opportunities Portfolio..............              -44.00                       -45.84
The Global Equity Portfolio......................              -17.57                       -17.66
The Developing Growth Portfolio..................              -27.96                       -26.93


    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.


    Based on the foregoing calculation, the total returns of the Class X and Class Y shares of each Portfolio for the one and five year periods ended December 31, 2002 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2002, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:



                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                                     COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2002    DECEMBER 31, 2002    DECEMBER 31, 2002
-----------------                         ------------------   ------------------   ------------------
The Money Market Portfolio..............             1.34%                22.94%               45.29%
The Flexible Income Portfolio...........             8.67                  1.60                29.94
The Balanced Growth Portfolio...........           -11.49                 12.85                86.67
The Utilities Portfolio.................           -20.37                  2.21                80.70
The Dividend Growth Portfolio...........           -17.92                 -1.59               116.42
The Value-Added Market Portfolio........           -15.97                 16.23               117.85
The Growth Portfolio....................           -27.84                -14.92                47.56
The American Opportunities Portfolio....           -21.56                  7.75               124.64
The Capital Opportunities Portfolio.....           -43.82                -47.45               -39.13
The Global Equity Portfolio.............           -17.37                 -0.64                36.45
The Developing Growth Portfolio.........           -27.73                -11.39                74.96



                                                                               TOTAL RETURN FOR
                                                                                  PERIOD FROM
                                                                               FIRST OFFERING OF
                                                           TOTAL RETURN FOR     CLASS Y SHARES
CLASS Y SHARES                                             FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                                          DECEMBER 31, 2002   DECEMBER 31, 2002
-----------------                                          -----------------   -----------------
The Money Market Portfolio...............................             1.09%               7.45%
The Flexible Income Portfolio............................             8.59               -1.05
The Balanced Growth Portfolio............................           -11.66               -1.50
The Utilities Portfolio..................................           -20.58              -45.27
The Dividend Growth Portfolio............................           -18.15              -12.77
The Value-Added Market Portfolio.........................           -16.21               -9.24
The Growth Portfolio.....................................           -28.02              -50.60
The American Opportunities Portfolio.....................           -21.73              -47.42
The Capital Opportunities Portfolio......................           -44.00              -77.56
The Global Equity Portfolio..............................           -17.57              -37.71
The Developing Growth Portfolio..........................           -27.96              -53.45



    The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in Class X or Class Y shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in Class X or Class Y shares of each Portfolio of the Fund at inception (Class X shares of each Portfolio commenced operations on 11/09/94, except for the CAPITAL OPPORTUNITIES PORTFOLIO which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 07/24/00) would have grown (or declined) to the following amounts at December 31, 2002:



                                                               INVESTMENT AT COMMENCEMENT OF
                                                                       OPERATIONS OF
CLASS X SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
The Money Market Portfolio..................................  $14,529    $ 72,645    $145,290
The Flexible Income Portfolio...............................   12,994      64,970     129,940
The Balanced Growth Portfolio...............................   18,667      93,335     186,670
The Utilities Portfolio.....................................   18,070      90,350     180,700
The Dividend Growth Portfolio...............................   21,642     108,210     216,420
The Value-Added Market Portfolio............................   21,785     108,925     217,850
The Growth Portfolio........................................   14,756      73,780     147,560
The American Opportunities Portfolio........................   22,464     112,320     224,640
The Capital Opportunities Portfolio.........................    6,087      30,435      60,870
The Global Equity Portfolio.................................   13,645      68,225     136,450
The Developing Growth Portfolio.............................   17,496      87,480     174,960



                                                              INVESTMENT AT FIRST OFFERING OF
                                                                         SHARES OF
CLASS Y SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
The Money Market Portfolio..................................  $10,745    $ 53,725    $107,450
The Flexible Income Portfolio...............................    9,895      49,475      98,950
The Balanced Growth Portfolio...............................    9,850      49,250      98,500
The Utilities Portfolio.....................................    5,473      27,365      54,730
The Dividend Growth Portfolio...............................    8,723      43,615      87,230
The Value-Added Market Portfolio............................    9,076      45,380      90,760
The Growth Portfolio........................................    4,940      24,700      49,400
The American Opportunities Portfolio........................    5,258      26,290      52,580
The Capital Opportunities Portfolio.........................    2,244      11,220      22,440
The Global Equity Portfolio.................................    6,229      31,145      62,290
The Developing Growth Portfolio.............................    4,655      23,275      46,550


    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in each of the Class X and Class Y Prospectuses have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (67.6%)
           BANKING (4.1%)
 $ 7,900   Citicorp..........................................   1.32 - 1.55%   01/07/03 - 01/08/03   $  7,897,962
                                                                                                     ------------
           FINANCE - AUTOMOTIVE (4.5%)
   8,712   American Honda Finance Corp.......................   1.32 - 1.35    01/23/03 - 02/11/03      8,701,635
                                                                                                     ------------
           FINANCE - CONSUMER (8.3%)
   8,500   FCAR Owner Trust..................................   1.34 - 1.37    01/08/03 - 01/13/03      8,497,142
   7,500   New Center Asset Trust............................   1.32 - 1.34    01/14/03 - 01/30/03      7,494,315
                                                                                                     ------------
                                                                                                       15,991,457
                                                                                                     ------------
           FINANCE - CORPORATE (4.6%)
   8,975   Ciesco, L.P.......................................   1.32 - 1.72    01/03/03 - 01/22/03      8,971,390
                                                                                                     ------------
           FINANCIAL CONGLOMERATES (9.1%)
   8,000   General Electric Capital Corp.....................   1.60 - 1.78    01/06/03 - 02/07/03      7,991,288
   9,720   Mortgage Interest Networking Trust................   1.35 - 1.37    01/22/03 - 01/31/03      9,710,595
                                                                                                     ------------
                                                                                                       17,701,883
                                                                                                     ------------
           INSURANCE (2.4%)
   4,690   American General Finance Corp.....................   1.32 - 1.33    01/24/03 - 02/06/03      4,685,076
                                                                                                     ------------
           INTEGRATED OIL (4.0%)
   7,800   Shell Finance (UK) PLC............................   1.74 - 1.77    01/10/03 - 01/13/03      7,796,383
                                                                                                     ------------
           INTERNATIONAL BANKS (29.6%)
   5,250   A N Z (Delaware) Inc..............................   1.32 - 1.38    01/15/03 - 03/06/03      5,245,277
   8,000   ABN-AMRO N.A. Finance, Inc........................   1.31 - 1.54    01/07/03 - 01/21/03      7,996,059
   5,650   Barclays U.S. Funding Corp........................   1.31 - 1.52    02/04/03 - 03/13/03      5,639,107
   4,700   BNP Paribas Finance, Inc..........................       1.32             02/25/03           4,690,522
   5,550   CBA (Delaware) Finance Inc........................   1.30 - 1.37    01/06/03 - 03/18/03      5,542,801
   9,550   Dexia (Delaware) LLC..............................       1.33       02/13/03 - 02/20/03      9,533,002
   1,400   Lloyds TSB Bank PLC...............................       1.32             03/11/03           1,396,458
   9,500   Societe General N.A. Inc..........................   1.32 - 1.52    01/06/03 - 03/05/03      9,485,471
   5,000   UBS Finance (Delaware) LLC........................   1.33 - 1.35    02/10/03 - 03/03/03      4,990,993
   2,500   Westpac Capital Corp..............................       1.30             02/12/03           2,496,208
                                                                                                     ------------
                                                                                                       57,015,898
                                                                                                     ------------
           INVESTMENT BANKS/BROKERS (1.0%)
   2,000   Goldman Sachs Group, Inc. (The)...................       1.43             01/02/03           1,999,920
                                                                                                     ------------
           TOTAL COMMERCIAL PAPER
            (COST $130,761,604)....................................................................   130,761,604
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF          MATURITY
THOUSANDS                                                        PURCHASE             DATE              VALUE

-----------------------------------------------------------------------------------------------------------------

           CERTIFICATES OF DEPOSIT (4.6%)
 $ 9,000   State Street Bank & Trust Co.
            (COST $9,000,000)................................   1.35 - 1.75%   01/02/03 - 01/09/03   $  9,000,000
                                                                                                     ------------
           U.S. GOVERNMENT AGENCIES (28.1%)
   2,475   Federal Farm Credit Banks.........................       1.45             08/05/03           2,453,765
   2,720   Federal Home Loan Banks...........................   1.26 - 1.68    01/10/03 - 01/27/03      2,717,879
  13,725   Federal Home Loan Mortgage Corp...................   1.28 - 1.76    01/02/03 - 04/24/03     13,710,503
  32,837   Federal National Mortgage Assoc...................   1.28 - 1.80    01/15/03 - 05/14/03     32,733,750
   2,710   Student Loan Marketing Assoc......................       2.22             02/18/03           2,702,159
                                                                                                     ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $54,318,056).....................................................................    54,318,056
                                                                                                     ------------

           TOTAL INVESTMENTS
            (COST $194,079,660) (a)..........................  100.3%   194,079,660
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (0.3)      (595,120)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $193,484,540
                                                               =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

-------------------------------------------------------------------------------------

            GOVERNMENT & CORPORATE BONDS (84.4%)
            FOREIGN (30.6%)
            AUSTRIA (4.1%)
            GOVERNMENT OBLIGATION
EUR 2,700   Austrian Government Bond......   3.40%        10/20/04        $ 2,867,602
                                                                          -----------
            AUSTRALIA (0.0%)
            CABLE/SATELLITE TV (0.0%)
$       3   Australis Media Ltd. (a)(c)...  15.75         05/15/03                  0
                                                                          -----------
            OTHER METALS/MINERALS (0.0%)
       70   Murrin Murrin Holdings
             Property Ltd. (c)............   9.375        08/31/07             16,800
                                                                          -----------
            TOTAL AUSTRALIA.............................................       16,800
                                                                          -----------
            BERMUDA (0.1%)
            PERSONNEL SERVICES (0.1%)
 EUR   40   Adecco Financial Services.....   6.00         03/15/06             43,189
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
$     230   Global Crossing Holdings, Ltd.
             (a)(c).......................   8.70         08/01/07              6,900
       55   Global Crossing Holdings, Ltd.
             (a)(c).......................   9.50         11/15/09              1,650
                                                                          -----------
                                                                                8,550
                                                                          -----------
            TOTAL BERMUDA...............................................       51,739
                                                                          -----------
            CANADA (4.0%)
            AIRLINES (0.1%)
      140   Air Canada Corp...............  10.25         03/15/11             78,400
                                                                          -----------
            BROADCASTING (0.0%)
       10   Corus Entertainment, Inc......   8.75         03/01/12             10,587
                                                                          -----------
            CHEMICALS: SPECIALTY (0.1%)
       60   Acetex Corp...................  10.875        08/01/09             63,600
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.1%)
       75   Quebecor Media Inc............  11.125        07/15/11             69,094
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.1%)
       88   MDC Communication Corp........  10.50         12/01/06             78,760
                                                                          -----------
            ELECTRONICS/APPLIANCES (0.0%)
      750   International Semi-Tech
             Microelectronics, Inc.
             (a)(c).......................  11.50         08/15/03                  0
                                                                          -----------
            FOREST PRODUCTS (0.3%)
      185   Tembec Industries Inc.........   8.50         02/01/11            186,387
                                                                          -----------
            GOVERNMENT OBLIGATION (2.6%)
CAD 2,675   Canada Government Bond........   5.50         06/01/09          1,805,770
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            MOVIES/ENTERTAINMENT (0.2%)
$     140   Alliance Atlantis
             Communications, Inc..........  13.00%        12/15/09        $   152,600
                                                                          -----------
            PUBLISHING: NEWSPAPERS (0.1%)
      101   Hollinger Participation -
             144A*........................  12.125+       11/15/10             94,497
                                                                          -----------
            PULP & PAPER (0.4%)
       30   Abitibi - Consolidated Inc....   8.85         08/01/30             32,261
       60   Abitibi - Consolidated Inc....   8.55         08/01/10             66,592
      100   Norske Skog Canada Ltd........   8.625        06/15/11            100,750
       50   Pacifica Papers Inc...........  10.00         03/15/09             52,875
                                                                          -----------
                                                                              252,478
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      200   Worldwide Fiber Inc. (a)(c)...  12.00         08/01/09                 20
                                                                          -----------
            TOTAL CANADA................................................    2,792,193
                                                                          -----------
            FINLAND (2.1%)
            GOVERNMENT OBLIGATION
 GBP  900   Finland (Republic of) (b).....   8.00         04/07/03          1,463,732
                                                                          -----------
            FRANCE (6.5%)
            GOVERNMENT OBLIGATIONS (6.4%)
EUR 1,300   France (Republic of) (b)......   3.50         07/12/04          1,382,069
      490   France (Republic of) (b)......   5.25         04/25/08            551,029
    1,900   France (Republic of) (b)......   6.50         04/25/11          2,307,217
      160   France (Republic of)..........   8.50         10/25/19            239,652
                                                                          -----------
                                                                            4,479,967
                                                                          -----------
            TELECOMMUNICATIONS (0.1%)
 GBP   35   France Telecom................   7.25         11/10/20             53,287
                                                                          -----------
            TOTAL FRANCE................................................    4,533,254
                                                                          -----------
            GERMANY (5.8%)
            CABLE/SATELLITE TV (0.0%)
$     225   Callahan Nordrhein Westfalen
             (a)(c).......................  14.00         07/15/10              8,437
                                                                          -----------
            GOVERNMENT OBLIGATIONS (5.8%)
 EUR  800   Deutscheland Republic.........   7.50         09/09/04            905,041
    2,450   Deutscheland Republic (b).....   6.25         01/04/24          3,073,420
                                                                          -----------
                                                                            3,978,461
                                                                          -----------
            TOTAL GERMANY...............................................    3,986,898
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            ITALY (3.5%)
            GOVERNMENT OBLIGATION
EUR 2,240   Italy (Republic of) (b).......   4.25%        11/01/09        $ 2,394,327
                                                                          -----------
            IRELAND (0.2%)
            INVESTMENT MANAGERS
$     150   MDP Acquisition PLC - 144A*...   9.625        10/01/12            156,000
                                                                          -----------
            LUXEMBOURG (0.2%)
            CHEMICALS: AGRICULTURAL (0.1%)
 EUR   65   Sygenta Lux Finance...........   5.50         07/10/06             71,660
                                                                          -----------
            INDUSTRIAL CONGLOMERATES (0.1%)
$      80   Tyco International Group
             S.A..........................   6.75         02/15/11             75,600
                                                                          -----------
            TOTAL LUXEMBOURG............................................      147,260
                                                                          -----------
            MEXICO (0.2%)
            GOVERNMENT OBLIGATIONS
       85   United Mexican States Corp....   8.375        01/14/11             96,050
       30   United Mexican States Corp....   8.00         09/24/22             31,050
       20   United Mexican States Corp....   8.30         08/15/31             21,100
                                                                          -----------
            TOTAL MEXICO................................................      148,200
                                                                          -----------
            NETHERLANDS (0.1%)
            OTHER TRANSPORTATION
 EUR   50   Fixed Link Holding Finance....   5.75         08/01/25             54,810
                                                                          -----------
            NEW ZEALAND (0.4%)
            GOVERNMENT OBLIGATION
 NZD  490   New Zealand Government........   6.00         11/15/11            255,891
                                                                          -----------
            QATAR (0.1%)
            GAS DISTRIBUTORS
$      35   Ras Laffan Liquid Natural Gas
             Co. - 144A*..................   8.294        03/15/14             37,950
                                                                          -----------
            SINGAPORE (0.1%)
            ELECTRONIC COMPONENTS
       10   Flextronics International
             Ltd..........................   8.75         10/15/07             10,275
       65   Flextronics International
             Ltd..........................   9.875        07/01/10             70,037
                                                                          -----------
            TOTAL SINGAPORE.............................................       80,312
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            SWEDEN (1.3%)
            GOVERNMENT OBLIGATION (1.2%)
SEK 7,225   Swedish Government Bond.......   5.00%        01/15/04        $   842,702
                                                                          -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
 EUR   70   Securitas AB..................   6.125        03/14/08             78,145
                                                                          -----------
            TOTAL SWEDEN................................................      920,847
                                                                          -----------
            UNITED KINGDOM (1.9%)
            ADVERTISING/MARKETING SERVICES (0.1%)
       90   WPP Group PLC.................   6.00         06/18/08             95,209
                                                                          -----------
            AEROSPACE & DEFENSE (0.0%)
       25   Rolls-Royce PLC...............   6.375        06/14/07             27,393
                                                                          -----------
            CABLE/SATELLITE TV (0.4%)
$     125   British Sky Broadcasting Group
             PLC..........................   6.875        02/23/09            127,812
      100   British Sky Broadcasting Group
             PLC..........................   8.20         07/15/09            108,000
      200   Telewest Communications PLC...   9.875        02/01/10             36,000
                                                                          -----------
                                                                              271,812
                                                                          -----------
            CHEMICALS: SPECIALTY (0.1%)
       65   Avecia Group PLC..............  11.00         07/01/09             50,700
                                                                          -----------
            GOVERNMENT OBLIGATION (0.9%)
 GBP  350   U.K. Treasury (b).............   5.00         03/07/12            589,824
                                                                          -----------
            MISCELLANEOUS MANUFACTURING (0.1%)
 EUR   60   FKI PLC.......................   6.625        02/22/10             57,330
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
       75   Hammerson PLC.................   6.25         06/20/08             83,101
                                                                          -----------
            TOBACCO (0.2%)
       50   BAT International Finance
             PLC..........................   4.875        02/25/09             52,774
       50   Imperial Tobacco Finance
             PLC..........................   6.375        09/27/06             55,693
                                                                          -----------
                                                                              108,467
                                                                          -----------
            TOTAL UNITED KINGDOM........................................    1,283,836
                                                                          -----------
            TOTAL FOREIGN
             (COST $20,103,503).........................................   21,191,651
                                                                          -----------
            UNITED STATES (53.8%)
            CORPORATE BONDS (19.6%)
            ADVERTISING/MARKETING SERVICES (0.2%)
$      95   Interep National Radio
             Sales, Inc. (Series B).......  10.00         07/01/08             74,100

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$      60   RH Donnelley Financial
             Corp. - 144A*................  10.875%       12/15/12        $    65,400
       20   RH Donnelley Financial
             Corp. - 144A*................   8.875        12/15/10             21,400
                                                                          -----------
                                                                              160,900
                                                                          -----------
            AEROSPACE & DEFENSE (0.1%)
      200   Loral Space & Communications
             Ltd..........................   9.50         01/15/06             32,000
       20   Raytheon Co...................   8.20         03/01/06             22,471
                                                                          -----------
                                                                               54,471
                                                                          -----------
            ALTERNATIVE POWER GENERATION (0.1%)
      100   Calpine Corp..................   8.50         02/15/11             43,500
                                                                          -----------
            APPAREL/FOOTWEAR RETAIL (0.1%)
       50   Gap, Inc. (The)...............   8.80         12/15/08             54,500
                                                                          -----------
            AUTO PARTS: O.E.M. (0.9%)
       35   ArvinMeritor, Inc.............   8.75         03/01/12             36,925
       40   Collins & Aikman Products.....  11.50         04/15/06             33,600
      100   Collins & Aikman Products.....  10.75         12/31/11             95,250
      125   Dana Corp.....................   9.00         08/15/11            120,625
      110   Dura Operating Corp.
             (Series B)...................   8.625        04/15/12            110,550
      130   Intermet Corp.................   9.75         06/15/09            117,000
       45   Lear Corp. (Series B).........   8.11         05/15/09             47,587
       95   Metaldyne Corp................  11.00         06/15/12             77,900
                                                                          -----------
                                                                              639,437
                                                                          -----------
            BANKING (0.6%)
 AUD  700   KFW International Inc.........   6.25         07/15/05            405,885
                                                                          -----------
            BROADCAST/MEDIA (0.2%)
$     250   Tri-State Outdoor Media
             Group, Inc. (c)..............  11.00         05/15/08            162,812
                                                                          -----------
            BROADCASTING (0.3%)
 EUR   75   Clear Channel
             Communications, Inc..........   6.50         07/07/05             79,065
$     110   Salem Communications Holdings
             Corp.........................   9.00         07/01/11            115,362
                                                                          -----------
                                                                              194,427
                                                                          -----------
            BUILDING PRODUCTS (0.1%)
       45   Brand Services, Inc. -
             144A*........................  12.00         10/15/12             47,250
       25   Nortek, Inc...................   9.25         03/15/07             25,687
                                                                          -----------
                                                                               72,937
                                                                          -----------
            CABLE/SATELLITE TV (0.6%)
      280   Charter Communications
             Holdings/Charter Capital.....  11.75++       05/15/11             70,000
       60   Echostar DBS Corp.............   9.375        02/01/09             63,450
      190   Echostar DBS Corp.............   9.125        01/15/09            199,975
      175   Knology Holdings, Inc. - 144A*
             (d)..........................  12.00+        11/30/09             70,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$      25   Pegasus Communications Corp.
             (Series B)...................   9.75 %       12/01/06        $    13,250
       25   Pegagus Communications Corp.
             (Series B)...................  12.50         08/01/07             13,250
                                                                          -----------
                                                                              429,925
                                                                          -----------
            CASINO/GAMING (0.8%)
      840   Aladdin Gaming
             Holdings/Capital Corp. LLC
             (Series B)...................  13.50++       03/01/10              6,300
       75   Harrah's Operating
             Co., Inc.....................   7.875        12/15/05             79,500
       50   Harrah's Operating
             Co., Inc.....................   8.00         02/01/11             57,668
      115   Park Place Entertainment......   8.875        09/15/08            122,197
      299   Resort At Summer/Ras Co.
             (Series B) (a)(c)............  13.00         12/15/07                  0
       70   Station Casinos, Inc..........   8.375        02/15/08             74,375
      140   Station Casinos, Inc..........   9.875        07/01/10            151,900
       80   Venetian Casino/LV Sands......  11.00         06/15/10             83,600
                                                                          -----------
                                                                              575,540
                                                                          -----------
            CELLULAR TELEPHONE (0.3%)
       70   Dobson/Sygnet
             Communications...............  12.25         12/15/08             53,550
      150   Nextel
             Communications, Inc..........  10.65         09/15/07            143,250
                                                                          -----------
                                                                              196,800
                                                                          -----------
            CHEMICALS: MAJOR DIVERSIFIED (0.3%)
       86   Equistar Chemical.............  10.125        09/01/08             78,260
      160   Huntsman ICI Chemicals........  10.125        07/01/09            132,800
                                                                          -----------
                                                                              211,060
                                                                          -----------
            CHEMICALS: SPECIALTY (0.7%)
       50   FMC Corp. - 144A*.............  10.25         11/01/09             54,000
       60   ISP Chemco....................  10.25         07/01/11             62,100
      135   ISP Holdings Inc.
             (Series B)...................  10.625        12/15/09            117,450
       50   Lyondell Chemical Co.
             (Series B)...................   9.875        05/01/07             48,000
       75   Lyondell Chemical Co.
             (Series B)...................   9.50         12/15/08             69,750
       65   Millennium America, Inc.......   9.25         06/15/08             67,762
       85   Millennium America, Inc.......   7.00         11/15/06             82,131
                                                                          -----------
                                                                              501,193
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.2%)
      125   Mail-Well Corp. I.............   9.625        03/15/12            111,250
      300   Premier Graphics Inc.
             (a)(c).......................  11.50         12/01/05                  0
                                                                          -----------
                                                                              111,250
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.4%)
      280   Comforce Operating, Inc.......  12.00         12/01/07            126,000
      160   Muzak LLC/Muzak Finance
             Corp.........................   9.875        03/15/09            130,400
                                                                          -----------
                                                                              256,400
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            CONTAINERS/PACKAGING (0.5%)
$     160   Owens-Brockway Glass Con
             Inc. - 144A*.................   8.75%        11/15/12        $   162,400
       25   Pliant Corp...................  13.00         06/01/10             22,937
       55   Pliant Corp...................  13.00         06/01/10             50,325
       95   Riverwood International
             Corp.........................  10.875        04/01/08             95,475
                                                                          -----------
                                                                              331,137
                                                                          -----------
            DEPARTMENT STORES (0.2%)
       55   Federated Department
             Stores, Inc..................   6.90         04/01/29             57,248
       15   Penney (J.C.) Co., Inc........   7.60         04/01/07             15,187
       55   Penney (J.C.) Co., Inc. -
             144A*........................   9.00         08/01/12             56,100
       10   Penney (J.C.) Co., Inc........   6.875        10/15/15              8,500
                                                                          -----------
                                                                              137,035
                                                                          -----------
            DIVERSIFIED MANUFACTURING (0.1%)
       90   Eagle-Picher
             Industries, Inc..............   9.375        03/01/08             63,450
                                                                          -----------
            DRUGSTORE CHAINS (0.1%)
       70   Rite Aid Corp.................   7.70         02/15/27             49,000
                                                                          -----------
            ELECTRIC UTILITIES (0.2%)
       95   Monongahela Power Co..........   5.00         10/01/06             91,728
       75   PSEG Energy Holdings..........   8.625        02/15/08             62,625
                                                                          -----------
                                                                              154,353
                                                                          -----------
            ELECTRONIC COMPONENTS (0.1%)
      165   Solectron Corp. (Conv.).......   0.00         11/20/20             83,738
                                                                          -----------
            ELECTRONIC DISTRIBUTORS (0.2%)
      135   BRL Universal Equipment
             Corp.........................   8.875        02/15/08            140,400
      400   CHS Electronics, Inc.
             (a)(c).......................   9.875        04/15/05              3,500
                                                                          -----------
                                                                              143,900
                                                                          -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.1%)
      155   High Voltage
             Engineering, Inc.............  10.75         08/15/04             40,300
                                                                          -----------
            ENGINEERING & CONSTRUCTION (0.0%)
       55   Encompass Services Corp.
             (a)(c).......................  10.50         05/01/09              1,100
      325   Metromedia Fiber Network
             (Series B) (a)(c)............  10.00         11/15/08              4,062
                                                                          -----------
                                                                                5,162
                                                                          -----------
            ENVIRONMENTAL SERVICES (0.6%)
      185   Allied Waste North
             America, Inc. (Series B).....  10.00         08/01/09            183,612
        5   USA Waste Services, Inc.......   7.125        10/01/07              5,458
      200   Waste Management, Inc.
             (Series A)...................   7.375        08/01/10            218,828
                                                                          -----------
                                                                              407,898
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            FINANCE/RENTAL/LEASING (0.3%)
$     120   Ford Motor Credit Co..........   7.25 %       10/25/11        $   116,601
      100   Ford Motor Credit Co..........   7.375        10/28/09             99,086
                                                                          -----------
                                                                              215,687
                                                                          -----------
            FINANCIAL CONGLOMERATES (0.2%)
       45   Case Credit Corp..............   6.125        02/15/03             44,709
       85   General Electric Capital
             Corp.........................   6.75         03/15/32             93,975
                                                                          -----------
                                                                              138,684
                                                                          -----------
            FOOD DISTRIBUTORS (0.2%)
      130   Volume Services
             America, Inc.................  11.25         03/01/09            123,500
                                                                          -----------
            FOOD: MEAT/FISH/DAIRY (0.5%)
       95   Michael Foods Inc.
             (Series B)...................  11.75         04/01/11            106,400
      135   Smithfield Foods Inc..........   7.625        02/15/08            131,625
      125   Smithfield Foods Inc..........   8.00         10/15/09            127,500
                                                                          -----------
                                                                              365,525
                                                                          -----------
            FOREST PRODUCTS (0.3%)
      140   Louisiana Pacific Corp........  10.875        11/15/08            150,500
       15   Louisiana Pacific Corp........   8.875        08/15/10             16,091
                                                                          -----------
                                                                              166,591
                                                                          -----------
            GAS DISTRIBUTORS (0.1%)
       95   Dynegy Holdings, Inc..........   6.875        04/01/11             32,300
                                                                          -----------
            HOME BUILDING (0.7%)
      135   Schuler Homes, Inc............   9.375        07/15/09            137,700
       95   Tech Olympic USA, Inc. -
             144A*........................   9.00         07/01/10             92,150
       65   Tech Olympic USA, Inc. -
             144A*........................  10.375        07/01/12             61,425
      190   Toll Corp.....................   8.25         02/01/11            190,950
                                                                          -----------
                                                                              482,225
                                                                          -----------
            HOME FURNISHINGS (0.0%)
       15   Mohawk Industries Inc.........   7.20         04/15/12             16,855
                                                                          -----------
            HOSPITAL/NURSING MANAGEMENT (0.6%)
      115   HCA, Inc......................   8.75         09/01/10            132,353
      100   HCA, Inc......................   7.875        02/01/11            109,639
       35   Manor Care Inc................   8.00         03/01/08             36,925
      130   Tenet Healthcare Corp.........   6.50         06/01/12            117,650
       45   Tenet Healthcare Corp.........   6.875        11/15/31             38,475
                                                                          -----------
                                                                              435,042
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES (1.2%)
$      75   Hilton Hotels Corp............   7.95%        04/15/07        $    77,917
      200   HMH Properties, Inc.
             (Series B)...................   7.875        08/01/08            194,000
      215   Horseshoe Gaming Holding Corp.
             (Series B)...................   8.625        05/15/09            228,438
      115   Prime Hospitality Corp.
             (Series B)...................   8.375        05/01/12            111,550
       20   Starwood Hotels & Resorts
             Worldwide, Inc. - 144A*......   7.375        05/01/07             19,650
      170   Starwood Hotels & Resorts
             Worldwide, Inc. - 144A*......   7.875        05/01/12            168,300
                                                                          -----------
                                                                              799,855
                                                                          -----------
            INDUSTRIAL SPECIALTIES (0.9%)
      115   Cabot Safety Corp.............  12.50         07/15/05            116,150
      120   Foamex LP/Capital Corp. -
             144A*........................  10.75         04/01/09             84,000
      225   International Wire
             Group, Inc...................  11.75         06/01/05            136,125
       70   Johnsondiversey, Inc. -
             144A*........................   9.625        05/15/12             73,675
       41   Tekni-Plex Inc. (Series B)....  12.75         06/15/10             38,335
       45   Tekni-Plex Inc. - 144A*.......  12.75         06/15/10             42,075
      115   UCAR Finance Inc..............  10.25         02/15/12             91,425
                                                                          -----------
                                                                              581,785
                                                                          -----------
            INTERNET SOFTWARE/SERVICES (0.1%)
      210   Exodus Communications, Inc.
             (a)(c).......................  11.625        07/15/10             12,601
       58   Globix Corp. - 144A*..........  11.00+        05/01/08             41,488
      184   PSINet, Inc. (a)(c)...........  11.00         08/01/09              5,516
                                                                          -----------
                                                                               59,605
                                                                          -----------
            INVESTMENT BANKS/BROKERS (0.1%)
       75   Goldman Sachs Group Inc.......   6.875        01/15/11             83,718
                                                                          -----------
            MANAGED HEALTH CARE (0.4%)
      170   Aetna, Inc....................   7.875        03/01/11            191,016
       70   Health Net, Inc...............   8.375        04/15/11             80,709
                                                                          -----------
                                                                              271,725
                                                                          -----------
            MEDIA CONGLOMERATES (0.6%)
      150   AOL Time Warner Inc...........   6.875        05/01/12            158,416
       45   News America
             Holdings, Inc................   7.75         01/20/24             45,044
       70   News America
             Holdings, Inc................   8.875        04/26/23             77,670
       15   News America
             Holdings, Inc................   7.75         02/01/24             15,014
      135   Nextmedia Operating, Inc......  10.75         07/01/11            141,919
                                                                          -----------
                                                                              438,063
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            MEDICAL DISTRIBUTORS (0.3%)
$     145   AmerisourceBergen Corp........   8.125%       09/01/08        $   154,425
       75   AmerisourceBergen Corp. -
             144A*........................   7.25         11/15/12             76,875
                                                                          -----------
                                                                              231,300
                                                                          -----------
            MEDICAL/NURSING SERVICES (0.2%)
      160   Fresenius Medical Care Capital
             Trust........................   7.875        06/15/11            155,200
                                                                          -----------
            METAL FABRICATION (0.3%)
       65   Trimas Corp. - 144A*..........   9.875        06/15/12             64,350
      105   Trimas Corp. - 144A*..........   9.875        06/15/12            103,950
                                                                          -----------
                                                                              168,300
                                                                          -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
       35   Iron Mountain Inc.............   7.75         01/15/15             35,000
                                                                          -----------
            MOTOR VEHICLES (0.2%)
       55   DaimlerChrysler North American
             Holdings Co..................   7.20         09/01/09             61,145
       20   DaimlerChrysler North American
             Holdings Co..................   8.50         01/18/31             24,614
       30   Ford Motor Co.................   7.45         07/16/31             26,096
                                                                          -----------
                                                                              111,855
                                                                          -----------
            MOVIES/ENTERTAINMENT (0.1%)
       95   Six Flags, Inc................   8.875        02/01/10             89,300
                                                                          -----------
            MULTI-LINE INSURANCE (0.2%)
       45   AIG SunAmerica Global
             Financial - 144A*............   6.90         03/15/32             52,346
      100   Farmers Exchange Capital -
             144A*........................   7.05         07/15/28             65,455
                                                                          -----------
                                                                              117,801
                                                                          -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
      700   Mosler, Inc. (a)(c)...........  11.00         04/15/03                  0
                                                                          -----------
            OIL & GAS PIPELINES (0.1%)
       75   El Paso Energy Partners, LP -
             144A*........................  10.625        12/01/12             76,688
                                                                          -----------
            OIL & GAS PRODUCTION (0.8%)
      230   Chesapeake Energy Corp........   8.125        04/01/11            236,900
       55   Magnum Hunter
             Resources, Inc...............   9.60         03/15/12             58,438
       55   Stone Energy Corp.............   8.25         12/15/11             57,200
      165   Vintage Petroleum, Inc........   7.875        05/15/11            160,875
       25   Westport Resources Corp. -
             144A*........................   8.25         11/01/11             26,250
                                                                          -----------
                                                                              539,663
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            OIL REFINING/MARKETING (0.4%)
$     170   Husky Oil Ltd.................   8.90%        08/15/28        $   187,777
      160   Tesoro Petroleum Corp.........   9.625        04/01/12            104,000
                                                                          -----------
                                                                              291,777
                                                                          -----------
            OILFIELD SERVICES/EQUIPMENT (0.2%)
      100   Hanover Equipment Trust -
             144A*........................   8.50         09/01/08             97,500
       60   Hanover Equipment Trust -
             144A*........................   8.75         09/01/11             57,900
                                                                          -----------
                                                                              155,400
                                                                          -----------
            OTHER METALS/MINERALS (0.2%)
      100   Phelps Dodge Corp.............   8.75         06/01/11            103,463
                                                                          -----------
            PUBLISHING: BOOKS/MAGAZINES (0.2%)
      145   PRIMEDIA, Inc.................   8.875        05/15/11            131,225
                                                                          -----------
            PULP & PAPER (0.0%)
       25   MeadWestVaco Corp.............   6.85         04/01/12             27,741
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
      105   CB Richard Ellis
             Services, Inc................  11.25         06/15/11             96,600
                                                                          -----------
            RECREATIONAL PRODUCTS (0.2%)
      125   International Game
             Technology...................   8.375        05/15/09            138,750
                                                                          -----------
            SEMICONDUCTORS (0.1%)
       35   Fairchild Semiconductors
             Corp.........................  10.375        10/01/07             36,750
       40   Fairchild Semiconductors
             Corp.........................  10.50         02/01/09             43,200
                                                                          -----------
                                                                               79,950
                                                                          -----------
            SERVICES TO THE HEALTH INDUSTRY (0.3%)
       75   Anthem Insurance - 144A*......   9.125        04/01/10             90,023
       40   Healthsouth Corp..............   7.625        06/01/12             33,000
       95   Omnicare, Inc. (Series B).....   8.125        03/15/11            101,650
                                                                          -----------
                                                                              224,673
                                                                          -----------
            SPECIALTY STORES (0.1%)
       95   Autonation, Inc...............   9.00         08/01/08             95,950
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
      600   Birch Telecom Inc. (a)(c).....  14.00         06/15/08                 60
      180   DTI Holdings, Inc. (Series B)
             (a)(e).......................  12.50++       03/01/08                 18
       80   Primus Telecommunication
             Group, Inc. (Series B).......   9.875        05/15/08             47,200
      560   World Access, Inc.
             (a)(c)(d)....................  13.25         01/15/08             22,400
                                                                          -----------
                                                                               69,678
                                                                          -----------
            STEEL (0.1%)
       75   Oregon Steel Mills, Inc. -
             144A*........................  10.00         07/15/09             76,125
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.1%)
$     800   e. Spire Communications, Inc.
             (a)(c).......................  13.75%        07/15/07        $        80
      335   Focal Communications, Corp.
             (Series B) (a)(e)............  12.125++      02/15/08              6,700
      150   NEXTLINK Communications, Inc.
             (a)(c).......................  12.50         04/15/06                188
      175   NEXTLINK Communications, Inc.
             (a)(c).......................  10.75         06/01/09                219
      442   Rhythms Netconnections, Inc.
             (a)(c).......................  12.75         04/15/09                  0
      200   Startec Global Communications
             Corp. (a)(c).................  12.00         05/15/08                 20
       49   WorldCom, Inc.(a)(c)..........   6.95         08/15/28             11,515
      325   WorldCom, Inc.(a)(c)..........   8.25         05/15/31             76,375
                                                                          -----------
                                                                               95,097
                                                                          -----------
            TELECOMMUNICATION EQUIPMENT (0.1%)
      165   SBA Communications Corp.......  12.00++       03/01/08             87,450
                                                                          -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.5%)
       45   Case Corp. (Series B).........   6.25         12/01/03             43,650
      140   J.B. Poindexter &
             Co., Inc.....................  12.50         05/15/04            114,800
      140   Manitowoc Co., Inc. (The) -
             144A*........................  10.50         08/01/12            145,250
       60   NMHG Holding Co...............  10.00         05/15/09             60,000
                                                                          -----------
                                                                              363,700
                                                                          -----------
            WHOLESALE DISTRIBUTORS (0.3%)
       80   Burhmann US, Inc..............  12.25         11/01/09             74,400
       65   Fisher Scientific
             International, Inc...........   7.125        12/15/05             65,975
       25   Fisher Scientific
             International, Inc...........   9.00         02/01/08             26,064
       20   Fisher Scientific
             International, Inc...........   9.00         02/01/08             20,850
                                                                          -----------
                                                                              187,289
                                                                          -----------
            WIRELESS TELECOMMUNICATIONS (0.1%)
      155   American Cellular Corp........   9.50         10/15/09             29,450
    1,800   CellNet Data Systems, Inc.
             (a)(e).......................  14.00         10/01/07                  0
       70   Triton PCS, Inc...............   8.75         11/15/11             56,700
                                                                          -----------
                                                                               86,150
                                                                          -----------
            TOTAL CORPORATE BONDS
             (COST $22,283,770).........................................   13,534,295
                                                                          -----------
            MORTGAGE-BACKED SECURITIES (20.9%)
            Federal Home Loan Mortgage Corp. (5.3%)
      450   ..............................   6.00            **               463,359
    1,250   ..............................   6.50            **             1,299,219
       78   ..............................   7.00         06/01/04             80,554
    1,700   ..............................   7.50    08/01/30 - 06/01/32    1,807,753
                                                                          -----------
                                                                            3,650,885
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            Federal National Mortgage Assoc. (12.4%)
$     550   ..............................   5.50%           **           $   560,484
    1,175   ..............................   6.00            **             1,211,016
    2,694   ..............................   6.50            **             2,801,011
      500   ..............................   7.00            **               525,313
    1,191   ..............................   7.50    02/01/31 - 03/01/32    1,264,276
    2,081   ..............................   8.00    04/01/30 - 05/01/31    2,236,479
                                                                          -----------
                                                                            8,598,579
                                                                          -----------
            Government National Mortgage Assoc. (3.2%)
    1,500   ..............................   7.00            **             1,589,062
      476   ..............................   7.50    04/15/26 - 08/15/29      507,602
      141   ..............................   8.00    02/15/26 - 06/15/26      152,660
                                                                          -----------
                                                                            2,249,324
                                                                          -----------
            TOTAL MORTGAGE-BACKED SECURITIES
             (COST $14,301,447).........................................   14,498,788
                                                                          -----------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (13.3%)
      500   Federal Home Loan Banks
             (0.7%).......................   5.53         01/15/03            500,763
    1,300   Federal National Mortgage
             Assoc (2.3%) (b).............   7.125        01/15/30          1,604,256
            U.S. Treasury Bonds (3.8%)
      460   (b)...........................   8.75         05/15/17            665,059
      855   (b)...........................   8.75         08/15/20          1,262,461
      500   ..............................   8.125        08/15/21            703,633
      250   U.S. Treasury Notes (0.4%)
             (b)..........................   3.25         12/31/03            255,000
    7,000   U.S. Treasury Strips (6.1%)
             (b)..........................   0.00    02/15/06 - 08/15/22    4,235,564
                                                                          -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $8,659,139)..........................................    9,226,736
                                                                          -----------
            TOTAL UNITED STATES
             (COST $45,244,356).........................................   37,259,819
                                                                          -----------
            TOTAL GOVERNMENT & CORPORATE BONDS
             (COST $65,347,859).........................................   58,451,470
                                                                          -----------

NUMBER OF
  SHARES

----------

              COMMON STOCKS (e) (0.2%)
              AEROSPACE & DEFENSE (0.0%)
      685     Orbital Sciences Corp. (d)................................        2,891
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------

              APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166     County Seat Stores, Inc. (d)..............................  $         0
                                                                          -----------
              CASINO/GAMING (0.0%)
      787     Fitzgerald Gaming Corp.***................................            0
                                                                          -----------
              CONSUMER/BUSINESS SERVICES (0.1%)
    3,900     Anacomp, Inc. (Class A) (d)...............................       68,250
                                                                          -----------
              FOOD: SPECIALTY/CANDY (0.0%)
      100     SFAC New Holdings, Inc. (d)...............................            0
       18     SFFB Holdings, Inc. (d)...................................            0
                                                                          -----------
                                                                                    0
                                                                          -----------
              INTERNET SOFTWARE/SERVICES (0.0%)
    9,633     Globix Corp. (d)..........................................       19,266
                                                                          -----------
              MEDICAL SPECIALTIES (0.0%)
    1,105     MEDIQ, Inc. (d)...........................................        6,001
                                                                          -----------
              MEDICAL/NURSING SERVICES (0.0%)
   34,888     Raintree Healthcare Corp. (d).............................            0
                                                                          -----------
              RESTAURANTS (0.1%)
   10,137     FRD Acquisition Co. (d)...................................       40,548
                                                                          -----------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
   28,959     Mpower Holding Corp. (d)..................................        5,792
      222     Versatel Telecom International NV (ADR) (Netherlands)
               (d)......................................................          666
    2,353     Viatel Holdings Bermuda (United Kingdom) (d)..............            0
    1,885     World Access, Inc. (d)....................................            1
                                                                          -----------
                                                                                6,459
                                                                          -----------
              TELECOMMUNICATIONS (0.0%)
   10,159     Covad Communications Group, Inc. (d)......................        9,549
   16,679     PFB Telecom NV (Class B) (Netherlands) (d)................            0
                                                                          -----------
                                                                                9,549
                                                                          -----------
              TEXTILES (0.0%)
   11,192     United States Leather, Inc. (d)...........................            0
                                                                          -----------
              WIRELESS TELECOMMUNICATIONS (0.0%)
    3,401     Arch Wireless, Inc. (d)...................................        6,972
      825     NII Holdings, Inc. (Class B) (d)..........................        9,694
    4,516     Vast Solutions, Inc. (Class B1) (d).......................            0

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------

    4,516     Vast Solutions, Inc. (Class B2) (d).......................  $         0
    4,516     Vast Solutions, Inc. (Class B3) (d).......................            0
                                                                          -----------
                                                                               16,666
                                                                          -----------
              TOTAL COMMON STOCKS
               (COST $2,824,339)........................................      169,630
                                                                          -----------
              NON CONVERTIBLE PREFERRED STOCKS (0.6%)
              BROADCASTING (0.1%)
       16     Paxson Communications Corp.+..............................       82,420
                                                                          -----------
              CABLE/SATELLITE TV (0.0%)
    9,953     Knology, Inc. 144A* (d)...................................          100
                                                                          -----------
              CELLULAR TELEPHONE (0.3%)
      170     Dobson Communications Corp.+..............................       81,600
      116     Nextel Communications, Inc. (Series D)+...................      107,079
                                                                          -----------
                                                                              188,679
                                                                          -----------
              ELECTRIC UTILITIES (0.2%)
      166     TNP Enterprises, Inc. (Series D)+.........................      107,900
                                                                          -----------
              PUBLISHING: BOOKS/MAGAZINES (0.0%)
      105     PRIMEDIA, Inc.............................................        6,772
                                                                          -----------
              RESTAURANTS (0.0%)
       17     FRD Acquisition Co. (Units)++.............................       17,000
                                                                          -----------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      157     Broadwing Communications, Inc. (Series B).................       14,280
       40     Intermedia Communications, Inc. (Series B)+...............        1,806
    3,437     XO Communications, Inc.+..................................           34
                                                                          -----------
                                                                               16,120
                                                                          -----------
              TOTAL NON CONVERTIBLE PREFERRED STOCKS
               (COST $845,263)..........................................      418,991
                                                                          -----------
              CONVERTIBLE PREFERRED STOCKS (0.0%)
              SPECIALTY TELECOMMUNICATIONS (0.0%)
    1,545     McLeodUSA Inc. (Cost $10,893).............................        6,336
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF                                        EXPIRATION
 WARRANTS                                           DATE        VALUE

------------------------------------------------------------------------

            WARRANTS (e) (0.0%)
            BROADCASTING (0.0%)
      300   UIH Australia/Pacific Inc..........  05/15/06    $         0
      110   XM Satellite Radio
             Holdings, Inc. - 144A*............  03/15/10             55
                                                             -----------
                                                                      55
                                                             -----------
            CASINO/GAMING (0.0%)
    9,000   Aladdin Gaming Holdings, LLC -
             144A*.............................  03/01/10              0
      250   Resort At Summerlin................  12/15/07              0
                                                             -----------
                                                                       0
                                                             -----------
            CELLULAR TELEPHONE (0.0%)
      500   McCaw International Ltd. - 144A*...  04/15/07              0
                                                             -----------
            ELECTRIC UTILITIES (0.0%)
      125   TNP Enterprises, Inc...............  04/01/11          3,125
                                                             -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    1,700   Verado Holdings, Inc. - 144A*......  04/15/08              0
                                                             -----------
            RESTAURANTS (0.0%)
    4,250   FRD Acquisition Co. (d)............  07/10/12              0
                                                             -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      500   Birch Telecom, Inc. - 144A*........  06/15/08              0
    3,424   McLeodUSA, Inc.....................  04/16/07          1,198
      222   Versatel Telecom International NV
             (ADR) (Netherlands) (d)...........  10/04/04              0
                                                             -----------
                                                                   1,198
                                                             -----------
            TELECOMMUNICATIONS (0.0%)
      200   Startec Global Communications
             Corp. - 144A*.....................  05/15/08              0
                                                             -----------
            TOTAL WARRANTS
             (COST $35,201)................................        4,378
                                                             -----------

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                    RATE     DATE
----------                                  ------  --------

            SHORT-TERM INVESTMENTS (24.4%)
            U.S. GOVERNMENT AGENCY (f) (7.2%)
$   5,000   Federal Home Loan Mortgage
             Corp.
             (COST $4,997,743)............  1.251%  01/14/03    4,997,743
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                   RATE     DATE       VALUE

-------------------------------------------------------------------------

            REPURCHASE AGREEMENTS (17.2%)
$  11,757   Joint repurchase agreement
             account (dated 12/31/02;
             proceeds $11,757,813) (g)
             (COST $11,757,000)...........  1.245%  01/02/03  $11,757,000
                                                              -----------
      139   The Bank of New York (dated
             12/31/02; proceeds $139,026)
             (h)
             (COST $139,022)..............  0.563   01/02/03      139,022
                                                              -----------
            TOTAL REPURCHASE AGREEMENTS
             (COST $11,896,022).............................   11,896,022
                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $16,893,765).............................   16,893,765
                                                              -----------

            TOTAL INVESTMENTS
             (COST $85,957,320) (i).................  109.6%   75,944,570
            LIABILITIES IN EXCESS OF OTHER ASSETS...   (9.6)   (6,649,205)
                                                      -----   -----------
            NET ASSETS..............................  100.0%  $69,295,365
                                                      =====   ===========

------------------------

 ADR AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 ***  RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BOND OR PREFERRED STOCK WITH ATTACHED WARRANTS.
 +    PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
 (a)  ISSUER IN BANKRUPTCY.
 (b) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (c)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (d)  ACQUIRED THROUGH EXCHANGE OFFER.
 (e)  NON-INCOME PRODUCING SECURITIES.
 (f) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (g)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (h) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 5.52% DUE 12/01/31 VALUED AT $141,802.
 (i) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,820,607 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,833,357, RESULTING IN NET UNREALIZED DEPRECIATION OF $10,012,750.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                                                 UNREALIZED
NUMBERS OF  LONG/            DESCRIPTION, DELIVERY            UNDERLYING FACE   APPRECIATION
CONTRACTS   SHORT               MONTH, AND YEAR               AMOUNT AT VALUE  (DEPRECIATION)
---------------------------------------------------------------------------------------------
    32       Long   U.S. Treasury Note 2 Year, March 2003       $ 6,886,000       $ 79,122
    4        Long   U.S. Treasury Note 10 Year, March 2003          460,188         13,531
    26      Short   U.S. Treasury Note 5 Year, March 2003        (2,944,500)       (58,823)
    1       Short   U.S. Treasury Note 10 Year, March 2003         (115,047)        (2,052)
                                                                                  --------
      Net unrealized appreciation............................................     $ 31,778
                                                                                  ========

  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
      CONTRACTS        IN EXCHANGE      DELIVERY     UNREALIZED
     TO DELIVER            FOR            DATE      DEPRECIATION
  ---------------------------------------------------------------
  EUR 6,950,000        $   7,280,994   01/24/03       $ (8,722)
  GBP   830,000        $   1,315,471   01/21/03        (19,651)
                                                      --------
        Total unrealized depreciation............     $(28,373)
                                                      ========

 CURRENCY ABBREVIATIONS:
 AUD  AUSTRALIAN DOLLAR.
 GBP  BRITISH POUND.
 CAD  CANADIAN DOLLAR.
 EUR  EURO.
 NZD  NEW ZEALAND DOLLAR.
 SEK  SWEDISH KRONE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                                                          VALUE

----------------------------------------------------------------------------------------------------------

           COMMON STOCKS (64.3%)
           AEROSPACE & DEFENSE (0.8%)
  24,490   Raytheon Co......................................................................  $    753,068
                                                                                              ------------
           AUTO PARTS: O.E.M. (0.4%)
   7,330   Magna International Inc. (Class A) (Canada)......................................       411,580
                                                                                              ------------
           BEVERAGES: NON-ALCOHOLIC (1.0%)
  22,880   Coca-Cola Co. (The)..............................................................     1,002,602
                                                                                              ------------
           CABLE/SATELLITE TV (0.4%)
  17,737   Comcast Corp. (Class A)*.........................................................       418,061
                                                                                              ------------
           CHEMICALS: AGRICULTURAL (0.2%)
  12,260   Monsanto Co......................................................................       236,005
                                                                                              ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.4%)
  22,150   Dow Chemical Co. (The)...........................................................       657,855
  16,230   Du Pont (E.I.) de Nemours & Co...................................................       688,152
                                                                                              ------------
                                                                                                 1,346,007
                                                                                              ------------
           COMPUTER PROCESSING HARDWARE (0.5%)
  27,600   Hewlett-Packard Co...............................................................       479,136
                                                                                              ------------
           CONTAINERS/PACKAGING (0.9%)
  19,940   Temple-Inland Inc................................................................       893,512
                                                                                              ------------
           CONTRACT DRILLING (1.3%)
  23,890   ENSCO International Inc..........................................................       703,561
  22,900   Transocean Inc...................................................................       531,280
                                                                                              ------------
                                                                                                 1,234,841
                                                                                              ------------
           DISCOUNT STORES (1.3%)
  23,810   Target Corp......................................................................       714,300
  10,400   Wal-Mart Stores, Inc.............................................................       525,304
                                                                                              ------------
                                                                                                 1,239,604
                                                                                              ------------
           DRUGSTORE CHAINS (0.5%)
  21,350   CVS Corp.........................................................................       533,110
                                                                                              ------------
           ELECTRIC UTILITIES (2.4%)
  21,060   Entergy Corp.....................................................................       960,125
  15,560   Exelon Corp......................................................................       821,101
  15,450   PPL Corp.........................................................................       535,806
                                                                                              ------------
                                                                                                 2,317,032
                                                                                              ------------
           ELECTRONICS/APPLIANCES (0.6%)
  17,310   Eastman Kodak Co.................................................................       606,542
                                                                                              ------------
           FINANCE/RENTAL/LEASING (1.1%)
  16,880   Fannie Mae.......................................................................     1,085,890
                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                                          VALUE

----------------------------------------------------------------------------------------------------------

           FINANCIAL CONGLOMERATES (2.2%)
  45,810   J.P. Morgan Chase & Co...........................................................  $  1,099,440
  32,510   Prudential Financial, Inc........................................................     1,031,867
                                                                                              ------------
                                                                                                 2,131,307
                                                                                              ------------
           FINANCIAL PUBLISHING/SERVICES (1.2%)
  50,000   Equifax, Inc.....................................................................     1,157,000
                                                                                              ------------
           FOOD: MAJOR DIVERSIFIED (0.5%)
  12,300   PepsiCo, Inc.....................................................................       519,306
                                                                                              ------------
           HOTELS/RESORTS/CRUISELINES (0.8%)
  59,210   Hilton Hotels Corp...............................................................       752,559
                                                                                              ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  14,300   Kimberly-Clark Corp..............................................................       678,821
  10,830   Procter & Gamble Co. (The).......................................................       930,730
                                                                                              ------------
                                                                                                 1,609,551
                                                                                              ------------
           INDUSTRIAL CONGLOMERATES (3.1%)
  11,830   3M Co............................................................................     1,458,639
  21,330   Ingersoll Rand Co. (Class A).....................................................       918,470
  14,920   Textron, Inc.....................................................................       641,411
                                                                                              ------------
                                                                                                 3,018,520
                                                                                              ------------
           INFORMATION TECHNOLOGY SERVICES (0.6%)
  17,560   Computer Sciences Corp.*.........................................................       604,942
                                                                                              ------------
           INTEGRATED OIL (3.8%)
  18,730   BP PLC (ADR) (United Kingdom)....................................................       761,375
  16,020   ConocoPhillips...................................................................       775,208
  61,530   Exxon Mobil Corp.................................................................     2,149,858
                                                                                              ------------
                                                                                                 3,686,441
                                                                                              ------------
           INVESTMENT BANKS/BROKERS (1.5%)
  43,510   Edwards (A.G.), Inc..............................................................     1,434,090
                                                                                              ------------
           LIFE/HEALTH INSURANCE (0.5%)
  18,110   MetLife, Inc.....................................................................       489,694
                                                                                              ------------
           MAJOR BANKS (4.1%)
  26,420   Bank of America Corp.............................................................     1,838,039
  18,420   FleetBoston Financial Corp.......................................................       447,606
  28,900   PNC Financial Services Group.....................................................     1,210,910
  12,790   Wachovia Corp....................................................................       466,068
   1,490   Wells Fargo & Co.................................................................        69,836
                                                                                              ------------
                                                                                                 4,032,459
                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                                          VALUE

----------------------------------------------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (3.6%)
  10,966   AT&T Corp........................................................................  $    286,322
  21,220   SBC Communications Inc...........................................................       575,274
 131,930   Sprint Corp. (FON Group).........................................................     1,910,346
  17,900   Verizon Communications Inc.......................................................       693,625
                                                                                              ------------
                                                                                                 3,465,567
                                                                                              ------------
           MANAGED HEALTH CARE (1.9%)
  33,420   Aetna Inc........................................................................     1,374,230
   8,020   Anthem, Inc.*....................................................................       504,458
                                                                                              ------------
                                                                                                 1,878,688
                                                                                              ------------
           MEDIA CONGLOMERATES (2.0%)
  72,530   AOL Time Warner Inc.*............................................................       950,143
  58,370   Disney (Walt) Co. (The)..........................................................       952,015
                                                                                              ------------
                                                                                                 1,902,158
                                                                                              ------------
           MEDICAL SPECIALTIES (0.6%)
  16,530   Bausch & Lomb Inc................................................................       595,080
                                                                                              ------------
           MULTI-LINE INSURANCE (1.5%)
  14,290   Hartford Financial Services Group, Inc. (The) (Note 4)...........................       649,195
  22,930   Safeco Corp......................................................................       794,983
                                                                                              ------------
                                                                                                 1,444,178
                                                                                              ------------
           OIL & GAS PRODUCTION (2.8%)
  13,390   Anadarko Petroleum Corp..........................................................       641,381
  21,140   Burlington Resources Inc.........................................................       901,621
  16,570   EOG Resources, Inc...............................................................       661,474
  13,450   Noble Energy, Inc................................................................       505,048
                                                                                              ------------
                                                                                                 2,709,524
                                                                                              ------------
           OIL REFINING/MARKETING (0.8%)
  21,580   Valero Energy Corp...............................................................       797,165
                                                                                              ------------
           OILFIELD SERVICES/EQUIPMENT (1.7%)
  38,380   Schlumberger Ltd.................................................................     1,615,414
                                                                                              ------------
           OTHER METALS/MINERALS (0.5%)
  15,590   Phelps Dodge Corp.*..............................................................       493,424
                                                                                              ------------
           PACKAGED SOFTWARE (1.6%)
  22,330   Microsoft Corp.*.................................................................     1,154,461
  33,990   Oracle Corp.*....................................................................       367,092
                                                                                              ------------
                                                                                                 1,521,553
                                                                                              ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.7%)
  20,270   Mylan Laboratories Inc...........................................................       707,423
                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                                          VALUE

----------------------------------------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (5.8%)
 102,340   Bristol-Myers Squibb Co..........................................................  $  2,369,171
  12,820   Johnson & Johnson................................................................       688,562
  21,680   Pharmacia Corp...................................................................       906,224
  10,910   Roche Holdings Ltd (ADR) (Switzerland)...........................................       756,063
  42,560   Schering-Plough Corp.............................................................       944,832
                                                                                              ------------
                                                                                                 5,664,852
                                                                                              ------------
           PRECIOUS METALS (1.3%)
  44,110   Newmont Mining Corp..............................................................     1,280,513
                                                                                              ------------
           PROPERTY - CASUALTY INSURERS (4.0%)
  68,520   Allstate Corp. (The).............................................................     2,534,555
  16,440   Chubb Corp. (The)................................................................       858,168
  32,431   Travelers Property Casualty Corp. (Class A)*.....................................       475,129
                                                                                              ------------
                                                                                                 3,867,852
                                                                                              ------------
           PUBLISHING: NEWSPAPERS (0.2%)
   3,800   Dow Jones & Co., Inc.............................................................       164,274
                                                                                              ------------
           RAILROADS (1.6%)
  47,190   Norfolk Southern Corp............................................................       943,328
  10,490   Union Pacific Corp...............................................................       628,036
                                                                                              ------------
                                                                                                 1,571,364
                                                                                              ------------
           RESTAURANTS (0.3%)
  16,400   McDonald's Corp..................................................................       263,712
                                                                                              ------------
           TOBACCO (0.6%)
  14,240   Philip Morris Companies, Inc.....................................................       577,147
                                                                                              ------------
           TOTAL COMMON STOCKS
            (COST $58,383,893)..............................................................    62,512,747
                                                                                              ------------

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE
---------                                                        -------       --------

             CORPORATE BONDS (9.5%)
             AEROSPACE & DEFENSE (0.4%)
 $    85     Lockheed Martin Corp..............................   7.75 %       05/01/26            103,290
      35     Raytheon Co.......................................   8.20         03/01/06             39,323
     247     Systems 2001 Asset Trust - 144A**.................   6.664        09/15/13            266,199
                                                                                               -----------
                                                                                                   408,812
                                                                                               -----------
             AIRLINES (0.3%)
      79     American West Airlines............................   7.10         04/02/21             81,407

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

 $   165     Continental Airlines, Inc.........................   6.90%        01/02/18        $   144,874
      45     Southwest Airlines Co.............................   5.496        11/01/06             47,537
                                                                                               -----------
                                                                                                   273,818
                                                                                               -----------
             BEVERAGES: NON-ALCOHOLIC (0.0%)
      45     PepsiAmericas Inc.................................   3.875        09/12/07             45,774
                                                                                               -----------
             BROADCASTING (0.1%)
      75     Clear Channel Communications, Inc.................   7.65         09/15/10             84,964
                                                                                               -----------
             BUILDING PRODUCTS (0.0%)
      40     Masco Corp........................................   6.50         08/15/32             41,119
                                                                                               -----------
             CABLE/SATELLITE TV (0.1%)
      55     Cox Communications, Inc...........................   7.125        10/01/12             61,090
      55     TCI Communications, Inc...........................   7.875        02/15/26             55,786
                                                                                               -----------
                                                                                                   116,876
                                                                                               -----------
             CHEMICALS: AGRICULTURAL (0.1%)
      75     Monsanto Co.......................................   7.375        08/15/12             80,857
                                                                                               -----------
             DEPARTMENT STORES (0.3%)
     100     Federated Department Stores, Inc..................   6.90         04/01/29            104,088
     140     May Department Stores Co..........................   6.70         09/15/28            142,627
                                                                                               -----------
                                                                                                   246,715
                                                                                               -----------
             DRUGSTORE CHAINS (0.2%)
     180     CVS Corp..........................................   5.625        03/15/06            193,313
                                                                                               -----------
             ELECTRIC UTILITIES (0.3%)
      35     Cincinnati Gas & Electric Co......................   5.70         09/15/12             35,877
      75     Constellation Energy Group, Inc...................   7.60         04/01/32             76,658
      70     Detroit Edison Co.................................   6.125        10/01/10             77,102
      35     Exelon Corp.......................................   6.75         05/01/11             38,311
      20     Florida Power & Light Co..........................   4.85         02/01/13             20,431
                                                                                               -----------
                                                                                                   248,379
                                                                                               -----------
             ELECTRICAL PRODUCTS (0.1%)
      70     Cooper Industries Inc.............................   5.25         07/01/07             73,035
                                                                                               -----------
             FINANCE/RENTAL/LEASING (0.5%)
     135     American General Finance Corp.***.................   5.875        07/14/06            145,321
      25     Hertz Corp........................................   7.40         03/01/11             23,640
      20     Hertz Corp........................................   7.625        06/01/12             19,091
      20     MBNA America Bank NA..............................   7.75         09/15/05             21,950

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

 $   110     MBNA America Bank NA..............................   6.50%        06/20/06        $   116,388
     155     Prime Property Funding II - 144A**................   7.00         08/15/04            165,735
                                                                                               -----------
                                                                                                   492,125
                                                                                               -----------
             FINANCIAL CONGLOMERATES (1.4%)
      35     Boeing Capital Corp...............................   6.10         03/01/11             36,292
      10     Boeing Capital Corp...............................   6.50         02/15/12             10,662
      20     Boeing Capital Corp...............................   5.80         01/15/13             20,256
      95     Chase Manhattan Corp..............................   6.00         02/15/09            100,071
     115     Citigroup Inc.....................................   6.00         02/21/12            126,201
      90     Citigroup Inc.....................................   5.625        08/27/12             94,633
      45     Equitable Companies, Inc..........................   7.00         04/01/28             47,535
     170     General Electric Capital Corp.....................   6.75         03/15/32            187,950
     115     General Motors Acceptance Corp....................   6.875        09/15/11            114,685
     145     General Motors Acceptance Corp....................   8.00         11/01/31            145,790
     225     Prudential Holdings, LLC (Series B FSA) -
              144A**...........................................   7.245        12/18/23            256,734
     210     Prudential Holdings, LLC (Series B FSA) -
              144A**...........................................   8.695        12/18/23            242,991
                                                                                               -----------
                                                                                                 1,383,800
                                                                                               -----------
             FOOD RETAIL (0.4%)
      20     Albertson's, Inc..................................   7.45         08/01/29             22,089
      60     Albertson's, Inc..................................   7.50         02/15/11             69,031
     215     Kroger Co.........................................   6.80         04/01/11            235,674
      10     Kroger Co.........................................   7.70         06/01/29             11,435
      70     Safeway Inc.......................................   5.80         08/15/12             73,248
                                                                                               -----------
                                                                                                   411,477
                                                                                               -----------
             FOREST PRODUCTS (0.1%)
      80     Weyerhaeuser Co...................................   6.75         03/15/12             87,227
                                                                                               -----------
             GAS DISTRIBUTORS (0.1%)
      70     Consolidated Natural Gas Co.......................   6.25         11/01/11             75,757
                                                                                               -----------
             HOME BUILDING (0.1%)
      45     Centex Corp.......................................   7.50         01/15/12             50,048
                                                                                               -----------
             HOME FURNISHINGS (0.1%)
      45     Mohawk Industries Inc.............................   7.20         04/15/12             50,564
                                                                                               -----------
             HOME IMPROVEMENT CHAINS (0.1%)
     100     Lowe's Companies, Inc.............................   8.25         06/01/10            123,695
                                                                                               -----------
             HOTELS/RESORTS/CRUISELINES (0.3%)
      75     Hyatt Equities LLC - 144A**.......................   6.875        06/15/07             74,699
     230     Marriott International, Inc. (Series E)...........   7.00         01/15/08            258,007
                                                                                               -----------
                                                                                                   332,706
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             INDUSTRIAL CONGLOMERATES (0.4%)
 $   160     Honeywell International, Inc......................   6.125%       11/01/11        $   173,767
     150     United Technologies Corp..........................   6.10         05/15/12            167,715
                                                                                               -----------
                                                                                                   341,482
                                                                                               -----------
             INTEGRATED OIL (0.1%)
     100     Conoco Inc........................................   6.95         04/15/29            113,338
                                                                                               -----------
             INVESTMENT BANKS/BROKERS (0.2%)
     210     Goldman Sachs Group, Inc..........................   6.875        01/15/11            234,410
                                                                                               -----------
             LIFE/HEALTH INSURANCE (0.7%)
     100     American General Corp.............................   7.50         07/15/25            122,302
      30     Hartford Life.....................................   7.375        03/01/31             33,410
     250     John Hancock Financial Services, Inc..............   7.375        02/15/24            260,570
     225     MetLife, Inc......................................   6.50         12/15/32            233,533
                                                                                               -----------
                                                                                                   649,815
                                                                                               -----------
             MAJOR BANKS (0.1%)
     105     Bank One Corp.***.................................   6.00         02/17/09            114,565
                                                                                               -----------
             MAJOR TELECOMMUNICATIONS (0.3%)
      55     ALLTEL Corp.......................................   7.00         07/01/12             63,385
      25     British Telecom PLC (United Kingdom)..............   8.875        12/15/30             31,873
      25     GTE Corp..........................................   6.94         04/15/28             26,231
     195     Verizon New England Inc...........................   6.50         09/15/11            215,311
                                                                                               -----------
                                                                                                   336,800
                                                                                               -----------
             MANAGED HEALTH CARE (0.3%)
     115     Aetna, Inc.***....................................   7.875        03/01/11            129,217
      50     Cigna Corp.***....................................   6.375        10/15/11             50,142
      60     Wellpoint Healthcare Networks, Inc................   6.375        06/15/06             65,454
                                                                                               -----------
                                                                                                   244,813
                                                                                               -----------
             MEDIA CONGLOMERATES (0.2%)
      30     News America Holdings, Inc........................   7.75         02/01/24             30,028
     125     News America Holdings, Inc........................   7.28         06/30/28            122,727
                                                                                               -----------
                                                                                                   152,755
                                                                                               -----------
             MOTOR VEHICLES (0.5%)
      50     DaimlerChrysler North American Holdings Co........   7.20         09/01/09             55,587
      85     DaimlerChrysler North American Holdings Co........   8.50         01/18/31            104,611
      25     Ford Motor Co.....................................   6.625        10/01/28             19,933
     325     Ford Motor Co.....................................   7.45         07/16/31            282,707
                                                                                               -----------
                                                                                                   462,838
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             MULTI-LINE INSURANCE (0.8%)
 $   180     AIG Sun America Global Finance VI - 144A**........   6.30%        05/10/11        $   198,400
     400     Farmers Exchange Capital - 144A**.................   7.05         07/15/28            261,818
     140     Hartford Financial Services Group, Inc. (Note
              4)...............................................   7.90         06/15/10            159,160
     205     Nationwide Mutual Insurance Co. - 144A**..........   7.50         02/15/24            205,008
                                                                                               -----------
                                                                                                   824,386
                                                                                               -----------
             OTHER METALS/MINERALS (0.0%)
      45     Inco Ltd..........................................   7.20         09/15/32             44,505
                                                                                               -----------
             PROPERTY - CASUALTY INSURERS (0.1%)
     100     Florida Windstorm Underwriting Association -
              144A**...........................................   7.125        02/25/19            114,087
                                                                                               -----------
             PULP & PAPER (0.2%)
      45     International Paper Co. - 144A**..................   5.85         10/30/12             47,117
      65     MeadWestvaco Corp.................................   6.85         04/01/12             72,126
      40     Sappi Papier Holding AG - 144A** (Austria)........   6.75         06/15/12             43,840
                                                                                               -----------
                                                                                                   163,083
                                                                                               -----------
             REAL ESTATE INVESTMENT TRUSTS (0.4%)
     125     EOP Operating LP..................................   7.25         06/15/28            126,594
      25     EOP Operating LP..................................   7.50         04/19/29             26,057
      30     Simon Property Group - 144A**.....................   6.35         08/28/12             31,286
     125     Simon Property Group L.P..........................   6.375        11/15/07            135,210
      70     Vordano Reality Trust.............................   5.625        06/15/07             71,326
                                                                                               -----------
                                                                                                   390,473
                                                                                               -----------
             SAVINGS BANKS (0.1%)
      55     Washington Mutual Bank............................   5.50         01/15/13             56,073
                                                                                               -----------
             SERVICES TO THE HEALTH INDUSTRY (0.1%)
      50     Anthem Insurance - 144A**.........................   9.125        04/01/10             60,015
      60     Anthem Insurance - 144A**.........................   9.00         04/01/27             72,382
                                                                                               -----------
                                                                                                   132,397
                                                                                               -----------
             TOTAL CORPORATE BONDS
              (COST $8,567,876)..............................................................    9,196,881
                                                                                               -----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
      90     United Mexican States (Mexico)....................   8.375        01/14/11            101,700
      65     United Mexican States (Mexico)....................   8.00         09/24/22             67,275
      60     United Mexican States (Mexico)....................   8.30         08/15/31             63,300
                                                                                               -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $214,443)................................................................      232,275
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             MORTGAGE-BACKED SECURITIES (13.2%)
             Federal Home Loan Mortgage Corp.
 $   500     ..................................................   6.50%            +           $   519,688
     756     ..................................................   7.50    01/01/30 - 08/01/30      804,253
     860     ..................................................   7.50     09/01/25-12/01/31       914,797
             Federal National Mortgage Assoc.
     650     ..................................................   5.50             +               662,391
   3,600     ..................................................   6.50             +             3,741,281
     950     ..................................................   7.00             +               998,984
   2,094     ..................................................   7.50    08/01/29 - 07/01/32    2,223,639
   2,339     ..................................................   8.00    12/01/28 - 04/01/32    2,514,661
     386     Government National Mortgage Association..........   7.50    08/15/23 - 10/15/29      411,525
                                                                                               -----------
             TOTAL MORTGAGE-BACKED SECURITIES
              (COST $12,642,536).............................................................   12,791,219
                                                                                               -----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (6.7%)
   1,805     Federal National Mortgage Assoc...................   0.00         10/09/19            694,822
             U.S. Treasury Bonds
     475     ***...............................................   8.125        08/15/19            661,623
     200     ***...............................................   8.50         02/15/20            288,305
     425     ***...............................................   8.75         08/15/20            627,539
      50     ***...............................................   8.125        08/15/21             70,363
             U.S Treasury Notes
     150     ***...............................................   6.50         02/15/10            179,297
   1,300     ***...............................................   6.75         05/15/05          1,449,348
   2,450     ***...............................................   3.50         11/15/06          2,549,531
                                                                                               -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $6,137,857)..............................................................    6,520,828
                                                                                               -----------
             ASSET-BACKED SECURITIES (4.0%)
             FINANCE/RENTAL/LEASING
     190     BMW Vehicle Owner Trust 2002-A....................   2.83         12/25/04            190,702
     284     Capital Auto Receivables Asset Trust..............   2.89         04/15/04            285,485
     215     Chase Credit Card Master Trust....................   5.50         11/17/08            233,517
     206     Chase Manhattan Auto Owner Trust 2002-A...........   2.63         10/15/04            206,600
     325     Chase Manhattan Auto Owner Trust 2002-B...........   2.70         01/18/05            326,635
     200     Citibank Credit Card Issuance Trust...............   6.90         10/15/07            223,437
     249     Daimler Chrysler Auto Trust 2000-E................   6.11         11/08/04            252,446

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

 $   342     Daimler Chrysler Auto Trust 2002-E................   2.90%        12/06/04        $   343,827
     235     Ford Credit Auto Owner Trust 2001-B...............   5.12         10/15/04            238,407
     255     Ford Credit Auto Owner Trust 2002-B...............   2.97         06/15/04            255,696
     203     Harley-Davidson Motorcycle Trust 2002-1...........   3.02         09/15/06            205,038
     130     Honda Auto Receivables Owner Trust 2002-1.........   2.55         04/15/04            130,443
     300     Honda Auto Receivables Owner Trust 2002-2.........   2.91         09/15/04            301,700
     100     MBNA Master Credit Card Trust.....................   5.90         08/15/11            109,442
     214     National City Auto Receivables Trust 2002-A.......   3.00         01/15/05            215,384
     250     Nissan Auto Receivables Owner Trust...............   3.07         08/16/04            251,431
     125     Nissan Auto Receivables Owner Trust...............   4.80         02/15/07            131,172
                                                                                               -----------
             TOTAL ASSET-BACKED SECURITIES
              (COST $3,842,625)..............................................................    3,901,362
                                                                                               -----------
             COLLATERALIZED MORTGAGE OBLIGATION (0.2%)
     181     Fannie Mae 2002-18 PG
              (COST $187,102)..................................   5.50         06/25/08            183,223
                                                                                               -----------
             SHORT-TERM INVESTMENTS (7.4%)
             U.S. GOVERNMENT OBLIGATION (a) (0.1%)
     100     U.S. Treasury Bill***
              (COST $99,622)...................................   1.60         03/27/03             99,627
                                                                                               -----------
             REPURCHASE AGREEMENT (7.3%)
   7,054     Joint repurchase agreement account (dated
             12/31/02;
             proceeds $7,054,488) (b)
             (COST $7,054,000).................................   1.245        01/02/03          7,054,000
                                                                                               -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $7,153,622)..............................................................    7,153,627
                                                                                               -----------

           TOTAL INVESTMENTS
            (COST $97,129,954) (c)...................................................  105.5%  102,492,162
           LIABILITIES IN EXCESS OF OTHER ASSETS.....................................   (5.5)   (5,319,234)
                                                                                       -----   -----------
           NET ASSETS................................................................  100.0%  $97,172,928
                                                                                       =====   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,566,285 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,204,077, RESULTING IN NET UNREALIZED APPRECIATION OF $5,362,208.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                                                   UNREALIZED
NUMBER OF                       DESCRIPTION, DELIVERY           UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT             MONTH, AND YEAR              AMOUNT AT VALUE   DEPRECIATION

------------------------------------------------------------------------------------------------

    21        Short     U.S. Treasury Note 5 year/March 2003      $(2,378,250)      $(53,893)
     3        Short     U.S. Treasury Note 10 year/March 2003        (345,141)       (10,428)
     4         Long     U.S. Treasury Bond/March 2003                 450,750          9,234
                                                                                    --------
      Net unrealized depreciation..............................................     $(55,087)
                                                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                               VALUE

------------------------------------------------------------------------------

           COMMON STOCKS (88.0%)
           ELECTRIC UTILITIES (43.3%)
  38,500   Cinergy Corp..........................................  $ 1,298,220
  34,000   Consolidated Edison, Inc..............................    1,455,880
  50,000   Dominion Resources, Inc...............................    2,745,000
  40,000   DTE Energy Co.........................................    1,856,000
  71,710   Duke Energy Corp......................................    1,401,213
  50,000   Energy East Corp......................................    1,104,500
  37,500   Entergy Corp..........................................    1,709,625
  45,000   Exelon Corp...........................................    2,374,650
  60,000   FirstEnergy Corp......................................    1,978,200
  35,000   FPL Group, Inc........................................    2,104,550
  32,000   NSTAR.................................................    1,420,480
  70,000   Pepco Holdings, Inc...................................    1,357,300
  30,000   Pinnacle West Capital Corp............................    1,022,700
  60,000   PPL Corp..............................................    2,080,800
  53,081   Progress Energy, Inc..................................    2,301,061
  79,000   Public Service Enterprise Group, Inc..................    2,535,900
  61,000   SCANA Corp............................................    1,888,560
  72,000   Southern Co. (The)....................................    2,044,080
  36,000   Wisconsin Energy Corp.................................      907,200
                                                                   -----------
                                                                    33,585,919
                                                                   -----------
           ENERGY (19.6%)
  55,000   AGL Resources, Inc....................................    1,336,500
  20,000   BP PLC (ADR) (United Kingdom).........................      813,000
  40,000   Burlington Resources, Inc.............................    1,706,000
  25,000   Equitable Resources, Inc..............................      876,000
  25,000   Exxon Mobil Corp......................................      873,500
  46,600   KeySpan Corp..........................................    1,642,184
  65,000   MDU Resources Group, Inc..............................    1,677,650
  64,000   New Jersey Resources Corp.............................    2,021,760
  55,000   NiSource Inc..........................................    1,100,000
  70,000   Questar Corp..........................................    1,947,400
  50,000   Sempra Energy.........................................    1,182,500
                                                                   -----------
                                                                    15,176,494
                                                                   -----------
           TELECOMMUNICATIONS (23.8%)
  49,160   ALLTEL Corp...........................................    2,507,160
 200,000   AT&T Wireless Services Inc.*..........................    1,130,000
  45,000   BCE, Inc. (Canada)....................................      810,450
  90,000   BellSouth Corp........................................    2,328,300
  65,625   CenturyTel, Inc.......................................    1,928,063
  40,000   Comcast Corp. (Class A)*..............................      942,800
  55,000   Nextel Communications, Inc. (Class A)*................      635,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                              VALUE

------------------------------------------------------------------------------

  99,272   SBC Communications, Inc...............................  $ 2,691,264
 150,000   Sprint Corp. (PCS Group)*.............................      657,000
  25,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)....      799,500
  64,394   Verizon Communications Inc............................    2,495,268
  85,000   Vodafone Group PLC (ADR) (United Kingdom).............    1,540,200
                                                                   -----------
                                                                    18,465,255
                                                                   -----------
           WATER UTILITIES (1.3%)
  49,375   Philadelphia Suburban Corp............................    1,017,125
                                                                   -----------
           TOTAL COMMON STOCKS
            (COST $61,616,544)...................................   68,244,793
                                                                   -----------

PRINCIPAL
AMOUNT IN                                   COUPON     MATURITY
THOUSANDS                                    RATE        DATE
---------                                  ---------  ----------

           CORPORATE BONDS (4.5%)
           ELECTRIC UTILITIES (2.8%)
 $   50    Alliant Energy Resorces,
            Inc..........................    7.00%     12/01/11         48,930
    140    Cinergy Corp..................    6.25      09/01/04        144,788
     60    Commonwealth Edison Co........    6.15      03/15/12         66,380
     57    Constellation Energy Group,
            Inc..........................    7.60      04/01/32         58,260
    165    DTE Energy Co.................    7.05      06/01/11        183,114
    130    Duquesne Light Co.............    6.70      04/15/12        148,047
    290    Exelon Corp...................    6.75      05/01/11        317,435
     15    Florida Power & Light Co......    4.85      02/01/13         15,323
    120    Florida Power Corp............    6.65      07/15/11        134,610
     55    Indiana Michigan Power Co.....    6.375     11/01/12         55,604
     60    Jersey Central Power & Light
            Co...........................    6.45      05/15/06         63,617
    140    Pinnacle West Capital Corp....    6.40      04/01/06        142,534
    435    PSEG Energy Holdings..........    9.125     02/10/04        430,650
    140    Public Service Co. of New
            Mexico (Series B)............    7.50      08/01/18        129,832
    120    South Carolina Electric & Gas
            Co...........................    7.50      06/15/05        133,778
     85    TECO Energy Corp..............    7.00      05/01/12         71,400
     65    Texas-New Mexico Power Co.....    6.25      01/15/09         61,904
                                                                  ------------
                                                                     2,206,206
                                                                  ------------
           ENERGY (0.1%)
    100    Consolidated Natural Gas
            Co...........................    5.375     11/01/06        105,709
                                                                  ------------
           ENVIRONMENTAL SERVICES (0.1%)
     80    Waste Management, Inc.........    7.00      10/15/06         85,180
                                                                  ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
    140    Honeywell International,
            Inc..........................    5.125     11/01/06        148,034
                                                                  ------------
           MOTOR VEHICLES (0.1%)
     40    DaimlerChrysler North America
            Holdings Corp................    7.30      01/15/12         44,886
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON     MATURITY
THOUSANDS                                   RATE        DATE        VALUE

------------------------------------------------------------------------------

           TELECOMMUNICATIONS (1.2%)
 $   75    AT&T Wireless Services,
            Inc..........................    7.875%    03/01/11   $     75,375
    165    Deutsche Telekom International
            Finance Corp.
            (Netherlands)................    8.75      06/15/30        190,600
    180    GTE Corp......................    7.90      02/01/27        194,557
    225    SBC Communications Inc........    5.875     02/01/12        243,020
     40    TCI Communications, Corp......    8.00      08/01/05         41,547
    170    Verizon New England Inc.......    6.50      09/15/11        187,707
                                                                  ------------
                                                                       932,806
                                                                  ------------
           TOTAL CORPORATE BONDS
            (COST $3,349,362)...................................     3,522,821
                                                                  ------------
           U.S. GOVERNMENT OBLIGATION (0.5%)
    275    U.S. Treasury Bond (Cost
            $365,601)....................    8.125     08/15/21        386,998
                                                                  ------------
           ASSET-BACKED SECURITIES (0.9%)
           FINANCE/RENTAL/LEASING (0.9%)
    150    Connecticut RRB Special
            Purpose Trust CL&P - Series
            2001.........................    6.21      12/30/11        169,168
    150    Detroit Edison Securitization
            Funding LLC..................    5.875     03/01/10        165,613
    175    PECO Energy Transition
            Trust........................    7.625     03/01/10        208,708
    150    PSE&G Transition Funding
            LLC..........................    6.61      06/15/15        172,184
                                                                  ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $671,011).....................................       715,673
                                                                  ------------
           SHORT-TERM INVESTMENT (4.6%)
           REPURCHASE AGREEMENT
  3,548    Joint repurchase agreement
           account (dated 12/31/02;
           proceeds $3,548,245) (a)
           (Cost $3,548,000).............    1.245     01/02/03      3,548,000
                                                                  ------------

           TOTAL INVESTMENTS
            (COST $69,550,518) (b)......................   98.5%    76,418,285
           OTHER ASSETS IN EXCESS OF LIABILITIES........    1.5      1,155,210
                                                          -----   ------------
           NET ASSETS...................................  100.0%  $ 77,573,495
                                                          =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,150,334 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,282,567, RESULTING IN NET UNREALIZED APPRECIATION OF $6,867,767.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (99.5%)
           AEROSPACE & DEFENSE (1.2%)
 242,600   Goodrich Corp.....................................  $  4,444,432
                                                               ------------
           ALUMINUM (2.1%)
 146,400   Alcan Inc. (Canada)...............................     4,321,728
 158,900   Alcoa, Inc........................................     3,619,742
                                                               ------------
                                                                  7,941,470
                                                               ------------
           APPAREL/FOOTWEAR (1.7%)
 179,900   VF Corp...........................................     6,485,395
                                                               ------------
           AUTO PARTS: O.E.M. (3.0%)
 485,100   Delphi Corp.......................................     3,905,055
  88,500   Johnson Controls, Inc.............................     7,095,045
                                                               ------------
                                                                 11,000,100
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.6%)
 133,600   Coca-Cola Co. (The)...............................     5,854,352
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.2%)
  31,600   Monsanto Co.......................................       608,300
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (3.7%)
 223,900   Dow Chemical Co. (The)............................     6,649,830
 168,000   Du Pont (E.I.) de Nemours & Co....................     7,123,200
                                                               ------------
                                                                 13,773,030
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.6%)
 548,800   Hewlett-Packard Co................................     9,527,168
                                                               ------------
           DISCOUNT STORES (1.4%)
 177,200   Target Corp.......................................     5,316,000
                                                               ------------
           ELECTRIC UTILITIES (6.0%)
 135,400   Exelon Corp.......................................     7,145,058
 228,800   FirstEnergy Corp..................................     7,543,536
 124,000   FPL Group, Inc....................................     7,456,120
                                                               ------------
                                                                 22,144,714
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (0.7%)
 362,400   Circuit City Stores - Circuit City Group..........  $  2,689,008
                                                               ------------
           ELECTRONICS/ APPLIANCES (3.7%)
 228,800   Eastman Kodak Co..................................     8,017,152
 107,300   Whirlpool Corp....................................     5,603,206
                                                               ------------
                                                                 13,620,358
                                                               ------------
           FINANCE/RENTAL/ LEASING (3.7%)
 112,200   Fannie Mae........................................     7,217,826
 348,900   MBNA Corp.........................................     6,636,078
                                                               ------------
                                                                 13,853,904
                                                               ------------
           FINANCIAL CONGLOMERATES (1.6%)
 172,700   Citigroup, Inc....................................     6,077,313
                                                               ------------
           FOOD DISTRIBUTORS (1.6%)
 261,100   Supervalu, Inc....................................     4,310,761
  59,200   SYSCO Corp........................................     1,763,568
                                                               ------------
                                                                  6,074,329
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
 153,000   PepsiCo, Inc......................................     6,459,660
                                                               ------------
           FOREST PRODUCTS (1.5%)
 116,700   Weyerhaeuser Co...................................     5,742,807
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (4.6%)
  88,200   Avon Products, Inc................................     4,751,334
 119,500   Kimberly-Clark Corp...............................     5,672,665
  79,300   Procter & Gamble Co. (The)........................     6,815,042
                                                               ------------
                                                                 17,239,041
                                                               ------------
           INDUSTRIAL CONGLOMERATES (6.6%)
  53,600   3M Co.............................................     6,608,880
 249,700   General Electric Co...............................     6,080,195

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 200,400   Honeywell International, Inc......................  $  4,809,600
 112,000   United Technologies Corp..........................     6,937,280
                                                               ------------
                                                                 24,435,955
                                                               ------------
           INDUSTRIAL SPECIALTIES (1.7%)
 126,000   PPG Industries, Inc...............................     6,318,900
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.7%)
  81,000   International Business Machines Corp..............     6,277,500
                                                               ------------
           INTEGRATED OIL (5.0%)
 149,200   BP PLC (ADR) (United Kingdom).....................     6,064,980
 181,900   Exxon Mobil Corp..................................     6,355,586
 135,400   Royal Dutch Petroleum Co. (NY Registered Shares)
            (Netherlands)....................................     5,960,308
                                                               ------------
                                                                 18,380,874
                                                               ------------
           LIFE/HEALTH INSURANCE (2.4%)
  94,500   Jefferson-Pilot Corp..............................     3,601,395
 163,300   Lincoln National Corp.............................     5,157,014
                                                               ------------
                                                                  8,758,409
                                                               ------------
           MAJOR BANKS (7.0%)
 159,900   Bank of America Corp..............................    11,124,243
  67,000   Comerica, Inc.....................................     2,897,080
 280,000   KeyCorp...........................................     7,039,200
  66,700   PNC Financial Services Group......................     2,794,730
  56,500   Wachovia Corp.....................................     2,058,860
                                                               ------------
                                                                 25,914,113
                                                               ------------
           MAJOR TELECOMMUNICATIONS (1.5%)
 137,500   Verizon Communications Inc........................     5,328,125
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MOTOR VEHICLES (2.5%)
 154,000   DaimlerChrysler AG (Germany)......................  $  4,720,100
 121,200   General Motors Corp...............................     4,467,432
                                                               ------------
                                                                  9,187,532
                                                               ------------
           MULTI-LINE INSURANCE (1.3%)
  81,600   American International Group, Inc.................     4,720,560
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.6%)
 186,700   Pitney Bowes, Inc.................................     6,097,622
                                                               ------------
           OIL & GAS PRODUCTION (1.6%)
 133,600   Kerr-McGee Corp...................................     5,918,480
                                                               ------------
           OIL REFINING/ MARKETING (3.4%)
 271,100   Marathon Oil Corp.................................     5,771,719
 205,300   Sunoco, Inc.......................................     6,811,854
                                                               ------------
                                                                 12,583,573
                                                               ------------
           PHARMACEUTICALS: MAJOR (8.2%)
 261,100   Bristol-Myers Squibb Co...........................     6,044,465
 163,300   Merck & Co., Inc..................................     9,244,413
 186,700   Pharmacia Corp....................................     7,804,060
 197,500   Wyeth.............................................     7,386,500
                                                               ------------
                                                                 30,479,438
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
 426,700   Travelers Property Casualty Corp. (Class A)*......     6,251,155
  14,700   Travelers Property Casualty Corp. (Class B)*......       215,355
                                                               ------------
                                                                  6,466,510
                                                               ------------
           PULP & PAPER (2.6%)
 172,700   International Paper Co............................     6,039,319
 146,700   MeadWestvaco Corp.................................     3,624,957
                                                               ------------
                                                                  9,664,276
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           RAILROADS (3.3%)
 247,400   Burlington Northern Santa Fe Corp.................  $  6,434,874
 209,900   CSX Corp..........................................     5,942,269
                                                               ------------
                                                                 12,377,143
                                                               ------------
           REGIONAL BANKS (0.6%)
  96,500   U.S. Bancorp......................................     2,047,730
                                                               ------------
           SEMICONDUCTORS (1.0%)
 228,200   Intel Corp........................................     3,553,074
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.5%)
 198,900   Motorola, Inc.....................................     1,720,485
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.7%)
 142,600   Caterpillar, Inc..................................     6,519,672
  79,900   Deere & Co........................................     3,663,415
                                                               ------------
                                                                 10,183,087
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $376,854,476)..............................   369,264,767
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.3%)
           REPURCHASE AGREEMENT
 $1,235    Joint repurchase agreement
           account 1.245% due 01/02/03 (dated 12/31/02;
            proceeds $1,235,085)(a)
           (COST $1,235,000).................................  $  1,235,000
                                                               ------------

  TOTAL INVESTMENTS
   (COST $378,089,476) (b)..........................    99.8%  370,499,767
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.2       490,733
                                                      ------  ------------
  NET ASSETS........................................   100.0% $370,990,500
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $33,132,095 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $40,721,804, RESULTING IN NET UNREALIZED DEPRECIATION OF $7,589,709.

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.4%)
           ADVERTISING/MARKETING SERVICES (0.4%)
  13,000   Interpublic Group of Companies, Inc.....  $    183,040
   5,000   Omnicom Group, Inc......................       323,000
                                                     ------------
                                                          506,040
                                                     ------------
           AEROSPACE & DEFENSE (1.6%)
   8,000   Boeing Co...............................       263,920
   4,400   General Dynamics Corp...................       349,228
  11,700   Goodrich Corp...........................       214,344
   6,000   Lockheed Martin Corp....................       346,500
   4,300   Northrop Grumman Corp...................       417,100
  11,000   Raytheon Co.............................       338,250
  13,000   Rockwell Collins, Inc...................       302,380
                                                     ------------
                                                        2,231,722
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
  24,000   Archer-Daniels-Midland Co...............       297,600
                                                     ------------
           AIR FREIGHT/COURIERS (0.4%)
   6,000   FedEx Corp..............................       325,320
   3,400   United Parcel Service, Inc. (Class B)...       214,472
                                                     ------------
                                                          539,792
                                                     ------------
           AIRLINES (0.4%)
  10,100   AMR Corp.*..............................        66,660
  11,800   Delta Air Lines, Inc....................       142,780
  21,000   Southwest Airlines Co...................       291,900
                                                     ------------
                                                          501,340
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.0%)
  14,000   Calpine Corp.*..........................        45,640
                                                     ------------
           ALUMINUM (0.2%)
  13,000   Alcoa, Inc..............................       296,140
                                                     ------------
           APPAREL/FOOTWEAR (1.4%)
   6,000   Cintas Corp.............................       274,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,000   Jones Apparel Group, Inc.*..............  $    283,520
  12,200   Liz Claiborne, Inc......................       361,730
   8,300   Nike, Inc. (Class B)....................       369,101
  13,000   Reebok International Ltd.*..............       382,200
   9,200   VF Corp.................................       331,660
                                                     ------------
                                                        2,002,711
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.9%)
  18,000   Gap, Inc. (The).........................       279,360
  18,900   Limited Brands, Inc.....................       263,277
  12,900   Nordstrom, Inc..........................       244,713
  20,700   TJX Companies, Inc. (The)...............       404,064
                                                     ------------
                                                        1,191,414
                                                     ------------
           AUTO PARTS: O.E.M. (1.0%)
  19,000   Dana Corp...............................       223,440
  27,200   Delphi Corp.............................       218,960
   4,500   Eaton Corp..............................       351,495
   5,700   Johnson Controls, Inc...................       456,969
  23,000   Visteon Corp............................       160,080
                                                     ------------
                                                        1,410,944
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.2%)
  16,300   Cooper Tire & Rubber Co.................       250,042
  13,400   Goodyear Tire & Rubber Co. (The)........        91,254
                                                     ------------
                                                          341,296
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.9%)
   7,800   Anheuser-Busch Companies, Inc...........       377,520
   5,900   Brown-Forman Corp.
            (Class B)..............................       385,624
   7,100   Coors (Adolph) Co. (Class B)............       434,875
                                                     ------------
                                                        1,198,019
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.7%)
   6,600   Coca-Cola Co. (The).....................       289,212
  16,900   Coca-Cola Enterprises Inc...............       367,068

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  12,000   Pepsi Bottling Group, Inc. (The)........  $    308,400
                                                     ------------
                                                          964,680
                                                     ------------
           BIOTECHNOLOGY (1.0%)
   6,300   Amgen Inc.*.............................       304,542
   6,000   Biogen, Inc.*...........................       240,360
   8,000   Chiron Corp.*...........................       300,800
  11,000   Genzyme Corp. (General Division)*.......       325,270
   8,000   MedImmune, Inc.*........................       217,360
                                                     ------------
                                                        1,388,332
                                                     ------------
           BROADCASTING (0.2%)
   4,800   Clear Channel Communications, Inc.*.....       178,992
   6,000   Univision Communications, Inc. (Class
            A)*....................................       147,000
                                                     ------------
                                                          325,992
                                                     ------------
           BUILDING PRODUCTS (0.4%)
   3,000   American Standard Companies, Inc.*......       213,420
  14,500   Masco Corp..............................       305,225
                                                     ------------
                                                          518,645
                                                     ------------
           CABLE/SATELLITE TV (0.1%)
   6,823   Comcast Corp. (Class A)*................       160,818
                                                     ------------
           CASINO/GAMING (0.3%)
  10,000   Harrah's Entertainment, Inc.*...........       396,000
                                                     ------------
           CHEMICALS: AGRICULTURAL (0.1%)
   8,300   Monsanto Co.............................       159,775
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.3%)
  11,900   Dow Chemical Co. (The)..................       353,430
   6,000   Du Pont (E.I.) de Nemours & Co..........       254,400
   7,900   Eastman Chemical Co.....................       290,483
  13,900   Engelhard Corp..........................       310,665

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  29,000   Hercules Inc.*..........................  $    255,200
   9,700   Rohm & Haas Co..........................       315,056
                                                     ------------
                                                        1,779,234
                                                     ------------
           CHEMICALS: SPECIALTY (0.9%)
   8,000   Air Products & Chemicals, Inc...........       342,000
   9,500   Great Lakes Chemical Corp...............       226,860
   7,000   Praxair, Inc............................       404,390
   7,000   Sigma-Aldrich Corp......................       340,900
                                                     ------------
                                                        1,314,150
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.5%)
   7,600   Deluxe Corp.............................       319,960
  14,600   Donnelley (R.R.) & Sons Co..............       317,842
                                                     ------------
                                                          637,802
                                                     ------------
           COMPUTER COMMUNICATIONS (0.2%)
  32,000   Avaya Inc.*.............................        78,400
  14,000   Cisco Systems, Inc.*....................       183,400
                                                     ------------
                                                          261,800
                                                     ------------
           COMPUTER PERIPHERALS (0.4%)
  20,000   EMC Corp.*..............................       122,800
   4,500   Lexmark International, Inc.*............       272,250
  14,000   Network Appliance, Inc.*................       140,000
                                                     ------------
                                                          535,050
                                                     ------------
           COMPUTER PROCESSING HARDWARE (0.9%)
  15,000   Apple Computer, Inc.*...................       214,950
  10,000   Dell Computer Corp.*....................       267,400
  20,000   Gateway, Inc.*..........................        62,800
  21,600   Hewlett-Packard Co......................       374,976
   9,000   NCR Corp.*..............................       213,660
  30,000   Sun Microsystems, Inc.*.................        93,300
                                                     ------------
                                                        1,227,086
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.2%)
   7,500   Vulcan Materials Co.....................  $    281,250
                                                     ------------
           CONSUMER SUNDRIES (0.1%)
  10,300   American Greetings Corp. (Class A)*.....       162,740
                                                     ------------
           CONTAINERS/ PACKAGING (1.1%)
   7,000   Ball Corp...............................       358,330
   6,600   Bemis Company, Inc......................       327,558
  17,000   Pactiv Corp.*...........................       371,620
   6,900   Sealed Air Corp.*.......................       257,370
   6,200   Temple-Inland, Inc......................       277,822
                                                     ------------
                                                        1,592,700
                                                     ------------
           CONTRACT DRILLING (0.8%)
   7,200   Nabors Industries, Ltd. (Barbados)*.....       253,944
  10,000   Noble Corp.*............................       351,500
  14,000   Rowan Companies, Inc.*..................       317,800
  10,500   Transocean Inc.*........................       243,600
                                                     ------------
                                                        1,166,844
                                                     ------------
           DATA PROCESSING SERVICES (1.1%)
   7,000   Automatic Data Processing, Inc..........       274,750
  10,000   Concord EFS, Inc.*......................       157,400
  14,500   Convergys Corp.*........................       219,675
  10,500   First Data Corp.........................       371,805
   8,250   Fiserv, Inc.*...........................       280,087
  10,050   Paychex, Inc............................       280,395
                                                     ------------
                                                        1,584,112
                                                     ------------
           DEPARTMENT STORES (1.1%)
  15,000   Dillard's, Inc. (Class A)...............       237,900
   8,200   Federated Department Stores, Inc.*......       235,832
   5,800   Kohl's Corp.*...........................       324,510
  10,800   May Department Stores Co................       248,184

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  15,300   Penney (J.C.) Co., Inc..................  $    352,053
   8,000   Sears, Roebuck & Co.....................       191,600
                                                     ------------
                                                        1,590,079
                                                     ------------
           DISCOUNT STORES (1.2%)
  23,200   Big Lots, Inc...........................       306,936
   8,400   Costco Wholesale Corp.*.................       235,704
  22,000   Dollar General Corp.....................       262,900
   8,000   Family Dollar Stores, Inc...............       249,680
  11,600   Target Corp.............................       348,000
   6,300   Wal-Mart Stores, Inc....................       318,213
                                                     ------------
                                                        1,721,433
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
  10,100   CVS Corp................................       252,197
   9,600   Walgreen Co.............................       280,224
                                                     ------------
                                                          532,421
                                                     ------------
           ELECTRIC UTILITIES (5.2%)
  18,000   AES Corp.*..............................        54,360
   9,000   Allegheny Energy, Inc...................        68,040
   8,400   Ameren Corp.............................       349,188
  10,000   American Electric Power Co., Inc........       273,300
  13,500   CenterPoint Energy, Inc.................       114,750
   8,000   Cinergy Corp............................       269,760
  16,500   CMS Energy Corp.........................       155,760
   7,300   Consolidated Edison, Inc................       312,586
  12,000   Constellation Energy Group, Inc.........       333,840
   6,000   Dominion Resources, Inc.................       329,400
   7,000   DTE Energy Co...........................       324,800
  12,600   Duke Energy Corp........................       246,204
  22,000   Edison International*...................       260,700
   8,000   Entergy Corp............................       364,720
   7,000   Exelon Corp.............................       369,390
  11,400   FirstEnergy Corp........................       375,858
   5,500   FPL Group, Inc..........................       330,715
  21,000   Mirant Corp.*...........................        39,690
  25,000   PG&E Corp.*.............................       347,500
   9,600   Pinnacle West Capital Corp..............       327,264
   8,500   PPL Corp................................       294,780
   8,000   Progress Energy, Inc....................       346,800

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                                       87

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,700   Public Service Enterprise Group, Inc....  $    343,470
  13,600   Southern Co. (The)......................       386,104
  12,000   TECO Energy, Inc........................       185,640
   9,900   TXU Corp................................       184,932
  24,000   Xcel Energy, Inc........................       264,000
                                                     ------------
                                                        7,253,551
                                                     ------------
           ELECTRICAL PRODUCTS (1.1%)
  20,000   American Power Conversion Corp.*........       303,000
   9,300   Cooper Industries Ltd. (Class A)
            (Bermuda)..............................       338,985
   6,400   Emerson Electric Co.....................       325,440
   7,000   Molex Inc...............................       161,280
  27,000   Power-One, Inc.*........................       153,090
  13,800   Thomas & Betts Corp.*...................       233,220
                                                     ------------
                                                        1,515,015
                                                     ------------
           ELECTRONIC COMPONENTS (0.6%)
  15,000   Jabil Circuit, Inc.*....................       268,800
   7,000   QLogic Corp.*...........................       241,570
  33,000   Sanmina-SCI Corp.*......................       148,170
  44,000   Solectron Corp.*........................       156,200
                                                     ------------
                                                          814,740
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.6%)
  10,000   Agilent Technologies, Inc.*.............       179,600
  40,000   JDS Uniphase Corp.*.....................        98,800
  23,000   PerkinElmer, Inc........................       189,750
  17,000   Rockwell Automation Inc.................       352,070
  17,000   Scientific-Atlanta, Inc.................       201,620
  19,000   Symbol Technologies, Inc................       156,180
  15,000   Tektronix, Inc.*........................       272,850
  16,800   Thermo Electron Corp.*..................       338,016
  10,700   Waters Corp.*...........................       233,046
  34,000   Xerox Corp.*............................       273,700
                                                     ------------
                                                        2,295,632
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  12,000   Applied Materials, Inc.*................  $    156,360
   6,200   KLA-Tencor Corp.*.......................       219,294
  10,000   Novellus Systems, Inc.*.................       280,800
  11,000   Teradyne, Inc.*.........................       143,110
                                                     ------------
                                                          799,564
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.4%)
   9,300   Best Buy Co., Inc.*.....................       224,595
  18,000   Circuit City Stores - Circuit City
            Group..................................       133,560
   8,200   RadioShack Corp.........................       153,668
                                                     ------------
                                                          511,823
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.7%)
   9,000   Eastman Kodak Co........................       315,360
   9,600   Maytag Corp.............................       273,600
   6,600   Whirlpool Corp..........................       344,652
                                                     ------------
                                                          933,612
                                                     ------------
           ENERGY (0.2%)
  14,000   NiSource Inc............................       280,000
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New).......................       282,800
                                                     ------------
           ENVIRONMENTAL SERVICES (0.4%)
  37,000   Allied Waste Industries, Inc.*..........       370,000
  11,000   Waste Management, Inc...................       252,120
                                                     ------------
                                                          622,120
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.1%)
   8,100   Capital One Financial Corp..............       240,732
   8,500   Countrywide Credit Industries, Inc......       439,025
   5,600   Fannie Mae..............................       360,248
   6,700   Freddie Mac.............................       395,635
   8,800   Household International, Inc............       244,728
  21,150   MBNA Corp...............................       402,273

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  23,000   Providian Financial Corp................  $    149,270
  11,300   Ryder System, Inc.......................       253,572
   4,000   SLM Corp................................       415,440
                                                     ------------
                                                        2,900,923
                                                     ------------
           FINANCIAL CONGLOMERATES (1.3%)
   7,700   American Express Co.....................       272,195
  11,000   Citigroup, Inc..........................       387,090
  13,000   J.P. Morgan Chase & Co..................       312,000
   6,000   John Hancock Financial Services, Inc....       167,400
   5,000   Principal Financial Group, Inc..........       150,650
   5,000   Prudential Financial, Inc...............       158,700
   7,800   State Street Corp.......................       304,200
                                                     ------------
                                                        1,752,235
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.9%)
  14,100   Equifax, Inc............................       326,274
   6,900   McGraw-Hill Companies, Inc. (The).......       417,036
   8,000   Moody's Corp............................       330,320
   7,600   SunGard Data Systems Inc.*..............       179,056
                                                     ------------
                                                        1,252,686
                                                     ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc..........................       303,784
  14,000   SYSCO Corp..............................       417,060
                                                     ------------
                                                          720,844
                                                     ------------
           FOOD RETAIL (0.8%)
  12,000   Albertson's, Inc........................       267,120
  18,900   Kroger Co.*.............................       292,005
   9,600   Safeway Inc.*...........................       224,256
  19,000   Winn-Dixie Stores, Inc..................       290,320
                                                     ------------
                                                        1,073,701
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.4%)
  10,300   Campbell Soup Co........................       241,741
   6,000   General Mills, Inc......................       281,700
   9,300   Heinz (H.J.) Co.........................       305,694

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,200   Kellogg Co..............................  $    349,554
   8,500   PepsiCo, Inc............................       358,870
  17,000   Sara Lee Corp...........................       382,670
                                                     ------------
                                                        1,920,229
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (0.3%)
  14,000   ConAgra Foods Inc.......................       350,140
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.5%)
   5,400   Hershey Foods Corp......................       364,176
   7,100   Wrigley (Wm.) Jr. Co.
            (Class A)..............................       389,648
                                                     ------------
                                                          753,824
                                                     ------------
           FOREST PRODUCTS (0.4%)
  27,000   Louisiana-Pacific Corp..................       217,620
   6,200   Weyerhaeuser Co.........................       305,102
                                                     ------------
                                                          522,722
                                                     ------------
           GAS DISTRIBUTORS (1.1%)
   8,000   KeySpan Corp............................       281,920
   7,000   Kinder Morgan, Inc......................       295,890
   9,800   Nicor Inc...............................       333,494
   7,000   Peoples Energy Corp.....................       270,550
  14,100   Sempra Energy...........................       333,465
                                                     ------------
                                                        1,515,319
                                                     ------------
           HOME BUILDING (0.8%)
   7,000   Centex Corp.............................       351,400
   9,500   KB HOME.................................       407,075
   7,000   Pulte Homes, Inc........................       335,090
                                                     ------------
                                                        1,093,565
                                                     ------------
           HOME FURNISHINGS (0.7%)
  15,400   Leggett & Platt, Inc....................       345,576
  12,500   Newell Rubbermaid, Inc..................       379,125
  18,700   Tupperware Corp.........................       281,996
                                                     ------------
                                                        1,006,697
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.6%)
   6,300   Home Depot, Inc. (The)..................       150,948

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   9,900   Lowe's Companies, Inc...................  $    371,250
  11,500   Sherwin-Williams Co.....................       324,875
                                                     ------------
                                                          847,073
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.8%)
  10,100   HCA Inc.................................       419,150
  14,000   Health Management Associates, Inc.
            (Class A)..............................       250,600
  13,500   Manor Care, Inc.*.......................       251,235
  10,000   Tenet Healthcare Corp.*.................       164,000
                                                     ------------
                                                        1,084,985
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.9%)
  14,400   Carnival Corp...........................       359,280
  27,000   Hilton Hotels Corp......................       343,170
  10,500   Marriott International, Inc. (Class
            A).....................................       345,135
   9,000   Starwood Hotels & Resorts Worldwide,
            Inc....................................       213,660
                                                     ------------
                                                        1,261,245
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.0%)
   8,000   Alberto-Culver Co. (Class B)............       403,200
   8,000   Avon Products, Inc......................       430,960
   9,100   Clorox Co. (The)........................       375,375
   6,700   Colgate-Palmolive Co....................       351,281
   9,100   Gillette Co. (The)......................       276,276
   9,300   International Flavors & Fragrances,
            Inc....................................       326,430
   6,300   Kimberly-Clark Corp.....................       299,061
   4,100   Procter & Gamble Co. (The)..............       352,354
                                                     ------------
                                                        2,814,937
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.7%)
   3,000   3M Co...................................       369,900
   9,000   General Electric Co.....................       219,150
   9,500   Honeywell International, Inc............       228,000
   6,000   Ingersoll Rand Co. (Class A)
            (Bermuda)..............................       258,360

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,100   ITT Industries, Inc.....................  $    370,209
   7,000   Textron, Inc............................       300,930
  11,500   Tyco International Ltd. (Bermuda).......       196,420
   6,200   United Technologies Corp................       384,028
                                                     ------------
                                                        2,326,997
                                                     ------------
           INDUSTRIAL MACHINERY (0.5%)
   5,000   Illinois Tool Works Inc.................       324,300
   7,600   Parker-Hannifin Corp....................       350,588
                                                     ------------
                                                          674,888
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.7%)
   8,200   Ecolab, Inc.............................       405,900
   6,900   Millipore Corp.*........................       234,600
   6,200   PPG Industries, Inc.....................       310,930
                                                     ------------
                                                          951,430
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.1%)
  18,000   Citrix Systems, Inc.*...................       221,760
   8,000   Computer Sciences Corp.*................       275,600
  12,000   Electronic Data Systems Corp............       221,160
   3,300   International Business Machines Corp....       255,750
  14,500   PeopleSoft, Inc.*.......................       265,350
  27,000   Unisys Corp.*...........................       267,300
                                                     ------------
                                                        1,506,920
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  11,500   AON Corp................................       217,235
   7,600   Marsh & McLennan Companies, Inc.........       351,196
                                                     ------------
                                                          568,431
                                                     ------------
           INTEGRATED OIL (0.9%)
   4,800   Amerada Hess Corp.......................       264,240
   5,000   ChevronTexaco Corp......................       332,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,500   ConocoPhillips..........................  $    314,535
  10,200   Exxon Mobil Corp........................       356,388
                                                     ------------
                                                        1,267,563
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.2%)
  14,000   Siebel Systems, Inc.*...................       104,720
  14,000   Yahoo! Inc.*............................       228,900
                                                     ------------
                                                          333,620
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.2%)
   6,500   Bear Stearns Companies, Inc. (The)......       386,100
   2,500   Goldman Sachs Group, Inc. (The).........       170,250
   6,300   Lehman Brothers Holdings, Inc...........       335,727
   7,400   Merrill Lynch & Co., Inc................       280,830
   6,600   Morgan Stanley (Note 4).................       263,472
  19,200   Schwab (Charles) Corp...................       208,320
                                                     ------------
                                                        1,644,699
                                                     ------------
           INVESTMENT MANAGERS (0.5%)
  10,500   Franklin Resources, Inc.................       357,840
   8,800   Price (T.) Rowe Group, Inc..............       240,064
   9,900   Stilwell Financial, Inc.................       129,393
                                                     ------------
                                                          727,297
                                                     ------------
           LIFE/HEALTH INSURANCE (1.3%)
  10,800   AFLAC, Inc..............................       325,296
   7,650   Jefferson-Pilot Corp....................       291,541
   9,800   Lincoln National Corp...................       309,484
   9,000   MetLife, Inc............................       243,360
   9,800   Torchmark Corp..........................       357,994
  13,400   UnumProvident Corp......................       235,036
                                                     ------------
                                                        1,762,711
                                                     ------------
           MAJOR BANKS (3.6%)
   5,500   Bank of America Corp....................       382,635
  10,000   Bank of New York Co., Inc. (The)........       239,600

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,600   Bank One Corp...........................  $    387,430
   8,700   BB&T Corp...............................       321,813
   7,000   Comerica, Inc...........................       302,680
  14,300   FleetBoston Financial Corp..............       347,490
  18,260   Huntington Bancshares, Inc..............       341,645
  12,600   KeyCorp.................................       316,764
   9,600   Mellon Financial Corp...................       250,656
  11,400   National City Corp......................       311,448
   7,200   PNC Financial Services Group............       301,680
  17,000   SouthTrust Corp.........................       422,450
   5,600   SunTrust Banks, Inc.....................       318,752
  10,700   Wachovia Corp...........................       389,908
   7,400   Wells Fargo & Co........................       346,838
                                                     ------------
                                                        4,981,789
                                                     ------------
           MAJOR
           TELECOMMUNICATIONS (1.1%)
   6,000   ALLTEL Corp.............................       306,000
   3,600   AT &T Corp..............................        93,996
   9,500   BellSouth Corp..........................       245,765
  10,500   SBC Communications, Inc.................       284,655
  18,000   Sprint Corp. (FON Group)................       260,640
   8,000   Verizon Communications Inc..............       310,000
                                                     ------------
                                                        1,501,056
                                                     ------------
           MANAGED HEALTH CARE (1.2%)
   7,500   Aetna Inc...............................       308,400
   2,700   Anthem, Inc.*...........................       169,830
   5,500   CIGNA Corp..............................       226,160
  24,900   Humana, Inc.*...........................       249,000
   5,000   UnitedHealth Group Inc..................       417,500
   4,500   WellPoint Health Networks, Inc.*........       320,220
                                                     ------------
                                                        1,691,110
                                                     ------------
           MEDIA CONGLOMERATES (0.4%)
  12,000   AOL Time Warner Inc.*...................       157,200
  13,000   Disney (Walt) Co. (The).................       212,030

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,295   Viacom, Inc. (Class B) (Non-Voting)*....  $    256,584
                                                     ------------
                                                          625,814
                                                     ------------
           MEDICAL DISTRIBUTORS (0.7%)
   5,000   AmerisourceBergen Corp..................       271,550
   7,000   Cardinal Health, Inc....................       414,330
  12,000   McKesson Corp...........................       324,360
                                                     ------------
                                                        1,010,240
                                                     ------------
           MEDICAL SPECIALTIES (2.9%)
  12,400   Applera Corp. - Applied Biosystems
            Group..................................       217,496
   7,400   Bard (C.R.), Inc........................       429,200
   8,000   Bausch & Lomb, Inc......................       288,000
   9,000   Baxter International, Inc...............       252,000
  12,700   Becton, Dickinson & Co..................       389,763
  12,000   Biomet, Inc.............................       343,920
   7,500   Boston Scientific Corp.*................       318,900
   9,000   Guidant Corp.*..........................       277,650
   7,500   Medtronic, Inc..........................       342,000
  17,300   Pall Corp...............................       288,564
   8,000   St. Jude Medical, Inc.*.................       317,760
   5,300   Stryker Corp............................       355,736
   7,000   Zimmer Holdings, Inc.*..................       290,640
                                                     ------------
                                                        4,111,629
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
  12,000   Sabre Holdings Corp.*...................       217,320
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.7%)
  17,600   Crane Co................................       350,768
   5,500   Danaher Corp............................       361,350
   9,200   Dover Corp..............................       268,272
                                                     ------------
                                                          980,390
                                                     ------------
           MOTOR VEHICLES (0.5%)
  16,500   Ford Motor Co...........................       153,450
   6,100   General Motors Corp.....................       224,846
   7,400   Harley-Davidson, Inc....................       341,880
                                                     ------------
                                                          720,176
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MULTI-LINE INSURANCE (0.8%)
   6,000   American International Group, Inc.......  $    347,100
   6,000   Hartford Financial Services Group, Inc.
            (The)..................................       272,580
   6,000   Loews Corp..............................       266,760
   8,600   Safeco Corp.............................       298,162
                                                     ------------
                                                        1,184,602
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.4%)
   6,100   Avery Dennison Corp.....................       372,588
   7,100   Pitney Bowes, Inc.......................       231,886
                                                     ------------
                                                          604,474
                                                     ------------
           OIL & GAS PIPELINES (0.1%)
  20,000   El Paso Corp............................       139,200
  10,000   Williams Companies, Inc. (The)..........        27,000
                                                     ------------
                                                          166,200
                                                     ------------
           OIL & GAS PRODUCTION (2.0%)
   6,500   Anadarko Petroleum Corp.................       311,350
   6,000   Apache Corp.............................       341,940
   9,000   Burlington Resources, Inc...............       383,850
   8,500   Devon Energy Corp.......................       390,150
   8,000   EOG Resources, Inc......................       319,360
   7,100   Kerr-McGee Corp.........................       314,530
  13,000   Occidental Petroleum Corp...............       369,850
  11,000   Unocal Corp.............................       336,380
                                                     ------------
                                                        2,767,410
                                                     ------------
           OIL REFINING/ MARKETING (0.6%)
   9,700   Ashland, Inc............................       276,741
  12,900   Marathon Oil Corp.......................       274,641
  10,300   Sunoco, Inc.............................       341,754
                                                     ------------
                                                          893,136
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (0.9%)
  11,600   Baker Hughes Inc........................       373,404
   7,000   BJ Services Co.*........................       226,170
  16,000   Halliburton Co..........................       299,360

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  40,900   McDermott International, Inc.*..........  $    179,142
   5,500   Schlumberger, Ltd.......................       231,495
                                                     ------------
                                                        1,309,571
                                                     ------------
           OTHER CONSUMER SERVICES (0.6%)
   6,000   Apollo Group, Inc. (Class A)*...........       264,000
   6,000   Block (H.&R.), Inc......................       241,200
  21,000   Cendant Corp.*..........................       220,080
   2,700   eBay, Inc.*.............................       183,114
                                                     ------------
                                                          908,394
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.3%)
   8,000   Fortune Brands, Inc.....................       372,080
                                                     ------------
           OTHER METALS/ MINERALS (0.2%)
   9,000   Phelps Dodge Corp.*.....................       284,850
                                                     ------------
           PACKAGED SOFTWARE (2.0%)
   8,700   Adobe Systems, Inc......................       216,717
  24,000   Autodesk, Inc...........................       343,200
  18,000   BMC Software, Inc.*.....................       307,980
  15,300   Computer Associates International,
            Inc....................................       206,550
  27,200   Compuware Corp.*........................       130,560
   6,000   Intuit Inc.*............................       281,520
   8,000   Mercury Interactive Corp.*..............       237,200
   5,000   Microsoft Corp.*........................       258,500
  33,000   Novell, Inc.*...........................       110,220
  27,000   Oracle Corp.*...........................       291,600
  36,000   Parametric Technology Corp.*............        90,720
  21,800   Rational Software Corp.*................       226,502
  10,000   VERITAS Software Corp.*.................       156,200
                                                     ------------
                                                        2,857,469
                                                     ------------
           PERSONNEL SERVICES (0.2%)
  11,000   Robert Half International, Inc.*........       177,210
  10,000   TMP Worldwide, Inc.*....................       113,100
                                                     ------------
                                                          290,310
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
  12,000   Watson Pharmaceuticals, Inc.*...........  $    339,240
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.0%)
   9,000   Abbott Laboratories.....................       360,000
  10,000   Bristol-Myers Squibb Co.................       231,500
   6,900   Johnson & Johnson.......................       370,599
   4,900   Lilly (Eli) & Co........................       311,150
   4,900   Merck & Co., Inc........................       277,389
  12,000   Pfizer, Inc.............................       366,840
   8,000   Pharmacia Corp..........................       334,400
  10,000   Schering-Plough Corp....................       222,000
   7,000   Wyeth...................................       261,800
                                                     ------------
                                                        2,735,678
                                                     ------------
           PHARMACEUTICALS: OTHER (0.7%)
   6,100   Allergan, Inc...........................       351,482
   4,000   Forest Laboratories, Inc.*..............       392,880
  14,000   King Pharmaceuticals, Inc.*.............       240,660
                                                     ------------
                                                          985,022
                                                     ------------
           PRECIOUS METALS (0.5%)
  24,300   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................       407,754
  12,000   Newmont Mining Corp.....................       348,360
                                                     ------------
                                                          756,114
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
   8,000   ACE Ltd. (Bermuda)......................       234,720
   9,700   Allstate Corp. (The)....................       358,803
   6,300   Chubb Corp. (The).......................       328,860
   7,600   Cincinnati Financial Corp...............       285,380
   7,000   Progressive Corp. (The).................       347,410
  10,800   St. Paul Companies, Inc . (The).........       367,740
  10,500   Travelers Property Casualty Corp.
            (Class B)*.............................       153,825

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,000   XL Capital Ltd. (Class A) (Bermuda).....  $    231,750
                                                     ------------
                                                        2,308,488
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.3%)
   9,200   Meredith Corp...........................       378,212
                                                     ------------
           PUBLISHING: NEWSPAPERS (1.2%)
   5,700   Dow Jones & Co., Inc....................       246,411
   4,800   Gannett Co., Inc........................       344,640
   6,100   Knight-Ridder, Inc......................       385,825
   8,900   New York Times Co. (The) (Class A)......       406,997
   8,000   Tribune Co..............................       363,680
                                                     ------------
                                                        1,747,553
                                                     ------------
           PULP & PAPER (0.8%)
  10,000   Boise Cascade Corp......................       252,200
  13,522   Georgia-Pacific Corp....................       218,516
   9,400   International Paper Co..................       328,718
  12,000   MeadWestvaco Corp.......................       296,520
                                                     ------------
                                                        1,095,954
                                                     ------------
           RAILROADS (0.9%)
  10,500   Burlington Northern Santa Fe Corp.......       273,105
   9,800   CSX Corp................................       277,438
  20,000   Norfolk Southern Corp...................       399,800
   5,400   Union Pacific Corp......................       323,298
                                                     ------------
                                                        1,273,641
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.7%)
  11,000   Equity Office Properties Trust..........       274,780
  11,000   Equity Residential......................       270,380
  10,800   Plum Creek Timber Co., Inc..............       254,880
   6,000   Simon Property Group, Inc...............       204,420
                                                     ------------
                                                        1,004,460
                                                     ------------
           RECREATIONAL PRODUCTS (1.0%)
  14,200   Brunswick Corp..........................       282,012

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,000   Electronic Arts Inc.*...................  $    149,310
  23,500   Hasbro, Inc.............................       271,425
   5,000   International Game Technology*..........       379,600
  19,000   Mattel, Inc.............................       363,850
                                                     ------------
                                                        1,446,197
                                                     ------------
           REGIONAL BANKS (2.3%)
  19,600   AmSouth Bancorporation..................       376,320
   6,100   Fifth Third Bancorp.....................       357,155
   7,000   First Tennessee National Corp...........       251,580
   9,000   Marshall & Ilsley Corp..................       246,420
   5,100   North Fork Bancorporation, Inc..........       172,074
   6,100   Northern Trust Corp.....................       213,805
  13,600   Regions Financial Corp..................       453,696
  15,200   Synovus Financial Corp..................       294,880
  16,500   U.S. Bancorp............................       350,130
  11,100   Union Planters Corp.....................       312,354
   6,000   Zions Bancorporation....................       236,094
                                                     ------------
                                                        3,264,508
                                                     ------------
           RESTAURANTS (1.1%)
  15,300   Darden Restaurants, Inc.................       312,885
  11,000   McDonald's Corp.........................       176,880
  17,000   Starbucks Corp.*........................       346,460
  12,000   Wendy's International, Inc..............       324,840
  12,800   Yum! Brands, Inc.*......................       310,016
                                                     ------------
                                                        1,471,081
                                                     ------------
           SAVINGS BANKS (0.8%)
   9,922   Charter One Financial, Inc..............       285,059
   5,500   Golden West Financial Corp..............       394,955
  12,000   Washington Mutual, Inc..................       414,360
                                                     ------------
                                                        1,094,374
                                                     ------------
           SEMICONDUCTORS (1.6%)
  22,000   Advanced Micro Devices, Inc.*...........       142,120
  17,000   Altera Corp.*...........................       209,780
   9,000   Analog Devices, Inc.*...................       214,830

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  21,000   Applied Micro Circuits Corp.*...........  $     77,490
  10,000   Broadcom Corp. (Class A)*...............       150,600
  10,000   Intel Corp..............................       155,700
   7,000   Linear Technology Corp..................       180,040
  14,000   LSI Logic Corp.*........................        80,780
   6,600   Maxim Integrated Products, Inc..........       218,064
  14,000   Micron Technology, Inc.*................       136,360
  10,000   National Semiconductor Corp.*...........       150,100
  12,000   NVIDIA Corp.*...........................       138,120
  13,000   PMC - Sierra, Inc.*.....................        72,280
  10,500   Texas Instruments, Inc..................       157,605
   8,000   Xilinx, Inc.*...........................       164,800
                                                     ------------
                                                        2,248,669
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
  41,500   Healthsouth Corp.*......................       174,300
  16,600   IMS Health Inc..........................       265,600
   3,000   Quest Diagnostics Inc.*.................       170,700
  22,000   Quintiles Transnational Corp.*..........       266,200
                                                     ------------
                                                          876,800
                                                     ------------
           SPECIALTY INSURANCE (0.6%)
   5,000   Ambac Financial Group, Inc..............       281,200
   7,000   MBIA, Inc...............................       307,020
   7,100   MGIC Investment Corp....................       293,230
                                                     ------------
                                                          881,450
                                                     ------------
           SPECIALTY STORES (1.4%)
   5,000   AutoZone, Inc.*.........................       353,250
  11,700   Bed Bath & Beyond Inc.*.................       404,001
  24,500   Office Depot, Inc.*.....................       361,620
  20,600   Staples, Inc.*..........................       376,980
   8,500   Tiffany & Co............................       203,235
  23,300   Toys 'R' Us, Inc.*......................       233,000
                                                     ------------
                                                        1,932,086
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY TELECOMMUNICATIONS (0.4%)
   9,800   CenturyTel, Inc.........................  $    287,924
  22,000   Citizens Communications Co.*............       232,100
                                                     ------------
                                                          520,024
                                                     ------------
           STEEL (0.7%)
  19,000   Allegheny Technologies Inc..............       118,370
   5,800   Nucor Corp..............................       239,540
  18,000   United States Steel Corp................       236,160
  26,400   Worthington Industries, Inc.............       402,336
                                                     ------------
                                                          996,406
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.0%)
  46,000   ADC Telecommunications, Inc.*...........        96,140
  20,600   Andrew Corp.*...........................       211,768
  25,000   CIENA Corp.*............................       128,500
  13,000   Comverse Technology, Inc.*..............       130,260
  25,000   Corning Inc.*...........................        82,750
  21,000   Lucent Technologies Inc.*...............        26,460
  20,000   Motorola, Inc...........................       173,000
  11,000   QUALCOMM Inc.*..........................       400,290
  24,000   Tellabs, Inc.*..........................       174,480
                                                     ------------
                                                        1,423,648
                                                     ------------
           TELECOMMUNICATIONS (0.1%)
  35,500   AT&T Wireless Services Inc.*............       200,575
                                                     ------------
           TOBACCO (0.6%)
  10,000   Philip Morris Companies, Inc............       405,300
   3,600   R. J. Reynolds Tobacco Holdings, Inc....       151,596
   9,600   UST, Inc................................       320,928
                                                     ------------
                                                          877,824
                                                     ------------
           TOOLS/HARDWARE (0.7%)
   7,800   Black & Decker Corp. (The)..............       334,542

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  11,900   Snap-On, Inc............................  $    334,509
   9,000   Stanley Works (The).....................       311,220
                                                     ------------
                                                          980,271
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.2%)
   7,700   Caterpillar, Inc........................       352,044
   9,300   Cummins Inc.............................       261,609
   8,100   Deere & Co..............................       371,385
   8,600   Navistar International Corp.*...........       209,066
   9,000   PACCAR, Inc.............................       415,170
                                                     ------------
                                                        1,609,274
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.5%)
  11,300   Genuine Parts Co........................       348,040
   6,800   Grainger (W.W.), Inc....................       350,540
                                                     ------------
                                                          698,580
                                                     ------------
           WIRELESS TELECOMMUNICATIONS (0.2%)
  19,000   Nextel Communications, Inc. (Class
            A)*....................................       219,450
  27,000   Sprint Corp. (PCS Group)*...............       118,260
                                                     ------------
                                                          337,710
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $132,844,754)....................   137,769,998
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.6%)
           REPURCHASE AGREEMENT
 $ 2,194   Joint repurchase agreement account
            1.245% due 01/02/03 (dated 12/31/02;
            proceeds $2,194,152) (COST
            $2,194,000) (a)........................  $  2,194,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $135,038,754) (b)................   100.0%  139,963,998
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.0)      (56,187)
                                            ------  ------------
  NET ASSETS..............................   100.0% $139,907,811
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $32,231,262 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $27,306,018, RESULTING IN NET UNREALIZED APPRECIATION OF $4,925,244.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (97.0%)
           AEROSPACE & DEFENSE (1.7%)
   3,129   General Dynamics Corp...................  $   248,349
   8,425   Lockheed Martin Corp....................      486,544
                                                     -----------
                                                         734,893
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.7%)
   8,509   Limited Brands, Inc.....................      118,530
   8,993   TJX Companies, Inc. (The)...............      175,543
                                                     -----------
                                                         294,073
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.8%)
   7,378   Anheuser-Busch Companies, Inc...........      357,095
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
  20,160   Coca-Cola Co. (The).....................      883,411
   2,200   Coca-Cola Enterprises Inc...............       47,784
                                                     -----------
                                                         931,195
                                                     -----------
           BIOTECHNOLOGY (2.1%)
  16,334   Amgen Inc.*.............................      789,586
   2,817   Celgene Corp.*..........................       60,481
   2,084   Gilead Sciences, Inc.*..................       70,856
                                                     -----------
                                                         920,923
                                                     -----------
           BROADCASTING (1.1%)
   3,900   Clear Channel Communications, Inc.*.....      145,431
  14,067   Univision Communications, Inc. (Class
            A)*....................................      344,641
                                                     -----------
                                                         490,072
                                                     -----------
           COMPUTER COMMUNICATIONS (1.9%)
  62,509   Cisco Systems, Inc.*....................      818,868
                                                     -----------
           COMPUTER PERIPHERALS (0.2%)
  13,647   EMC Corp.*..............................       83,793
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (2.1%)
  27,319   Dell Computer Corp.*....................  $   730,510
  11,300   Hewlett-Packard Co......................      196,168
                                                     -----------
                                                         926,678
                                                     -----------
           DATA PROCESSING SERVICES (1.2%)
   6,000   Automatic Data Processing, Inc..........      235,500
   7,720   First Data Corp.........................      273,365
                                                     -----------
                                                         508,865
                                                     -----------
           DEPARTMENT STORES (0.6%)
   4,700   Kohl's Corp.*...........................      262,965
                                                     -----------
           DISCOUNT STORES (4.5%)
   2,819   Costco Wholesale Corp.*.................       79,101
  10,850   Dollar General Corp.....................      129,657
   4,675   Dollar Tree Stores, Inc.*...............      114,865
   4,350   Target Corp.............................      130,500
  29,354   Wal-Mart Stores, Inc....................    1,482,671
                                                     -----------
                                                       1,936,794
                                                     -----------
           DRUGSTORE CHAINS (0.6%)
   9,534   Walgreen Co.............................      278,297
                                                     -----------
           ELECTRONIC COMPONENTS (0.3%)
   6,975   Jabil Circuit, Inc.*....................      124,992
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
  18,431   Applied Materials, Inc.*................      240,156
   4,675   Novellus Systems, Inc.*.................      131,274
                                                     -----------
                                                         371,430
                                                     -----------
           FINANCE/RENTAL/ LEASING (4.0%)
  29,388   Freddie Mac.............................    1,735,361
                                                     -----------
           FINANCIAL CONGLOMERATES (3.9%)
  13,300   American Express Co.....................      470,155
  34,566   Citigroup, Inc..........................    1,216,378
                                                     -----------
                                                       1,686,533
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FINANCIAL PUBLISHING/ SERVICES (0.3%)
   4,715   SunGard Data Systems Inc.*..............  $   111,085
                                                     -----------
           FOOD DISTRIBUTORS (0.5%)
   7,250   SYSCO Corp..............................      215,977
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (2.6%)
  10,125   Kraft Foods Inc. (Class A)..............      394,166
  16,896   PepsiCo, Inc............................      713,349
                                                     -----------
                                                       1,107,515
                                                     -----------
           HOME IMPROVEMENT CHAINS (1.7%)
  18,659   Home Depot, Inc. (The)..................      447,070
   7,400   Lowe's Companies, Inc...................      277,500
                                                     -----------
                                                         724,570
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.8%)
   7,867   HCA Inc.................................      326,481
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (4.0%)
   3,525   Alberto-Culver Co. (Class B)............      177,660
   5,136   Colgate-Palmolive Co....................      269,280
   6,200   Gillette Co. (The)......................      188,232
  12,969   Procter & Gamble Co. (The)..............    1,114,556
                                                     -----------
                                                       1,749,728
                                                     -----------
           INDUSTRIAL CONGLOMERATES (7.0%)
   4,275   3M Co...................................      527,108
  89,121   General Electric Co.....................    2,170,096
   5,450   United Technologies Corp................      337,573
                                                     -----------
                                                       3,034,777
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (1.6%)
   8,450   International Business Machines Corp....      654,875
   2,675   PeopleSoft, Inc.*.......................       48,953
                                                     -----------
                                                         703,828
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INTEGRATED OIL (2.5%)
  31,625   Exxon Mobil Corp........................  $ 1,104,978
                                                     -----------
           INVESTMENT BANKS/ BROKERS (1.1%)
   5,951   Goldman Sachs Group, Inc. (The).........      405,263
   8,050   Schwab (Charles) Corp. (The)............       87,343
                                                     -----------
                                                         492,606
                                                     -----------
           MAJOR BANKS (0.8%)
   4,925   Bank of New York Co., Inc. (The)........      118,003
   4,600   Wells Fargo & Co........................      215,602
                                                     -----------
                                                         333,605
                                                     -----------
           MAJOR TELECOMMUNICATIONS (1.2%)
  13,709   Verizon Communications Inc..............      531,224
                                                     -----------
           MANAGED HEALTH CARE (1.7%)
   8,675   UnitedHealth Group Inc..................      724,363
                                                     -----------
           MEDIA CONGLOMERATES (0.9%)
   9,550   Viacom, Inc. (Class B) (Non-Voting)*....      389,258
                                                     -----------
           MEDICAL DISTRIBUTORS (1.0%)
   4,700   AmerisourceBergen Corp..................      255,257
   2,734   Cardinal Health, Inc....................      161,825
                                                     -----------
                                                         417,082
                                                     -----------
           MEDICAL SPECIALTIES (1.6%)
  15,136   Medtronic, Inc..........................      690,202
                                                     -----------
           MOTOR VEHICLES (0.5%)
   4,975   Harley-Davidson, Inc....................      229,845
                                                     -----------
           MULTI-LINE INSURANCE (2.7%)
  20,143   American International Group, Inc.......    1,165,273
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (2.1%)
  16,722   Baker Hughes Inc........................      538,281

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   8,809   BJ Services Co.*........................  $   284,619
   2,700   Smith International, Inc.*..............       88,074
                                                     -----------
                                                         910,974
                                                     -----------
           OTHER CONSUMER SERVICES (0.9%)
   3,375   Apollo Group, Inc. (Class A)*...........      148,500
   5,417   Weight Watchers International, Inc.*....      249,019
                                                     -----------
                                                         397,519
                                                     -----------
           PACKAGED SOFTWARE (8.1%)
   3,500   Adobe Systems, Inc......................       87,185
  52,390   Microsoft Corp.*........................    2,708,563
  46,876   Oracle Corp.*...........................      506,261
   2,400   Symantec Corp.*.........................       97,080
   7,200   Veritas Software Corp.*.................      112,464
                                                     -----------
                                                       3,511,553
                                                     -----------
           PHARMACEUTICALS: MAJOR (15.8%)
  14,071   Abbott Laboratories.....................      562,840
   9,775   Bristol-Myers Squibb Co.................      226,291
  32,346   Johnson & Johnson.......................    1,737,304
   8,650   Lilly (Eli) & Co........................      549,275
  14,245   Merck & Co., Inc........................      806,409
  62,803   Pfizer, Inc.............................    1,919,888
  13,402   Pharmacia Corp..........................      560,204
  13,221   Wyeth...................................      494,465
                                                     -----------
                                                       6,856,676
                                                     -----------
           PUBLISHING: NEWSPAPERS (0.6%)
   3,875   Gannett Co., Inc........................      278,225
                                                     -----------
           RECREATIONAL PRODUCTS (0.3%)
   2,900   Electronic Arts Inc.*...................      144,333
                                                     -----------
           REGIONAL BANKS (0.7%)
   5,051   Fifth Third Bancorp.....................      295,736
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           RESTAURANTS (0.6%)
   2,750   Wendy's International, Inc..............  $    74,443
   7,734   Yum! Brands, Inc.*......................      187,317
                                                     -----------
                                                         261,760
                                                     -----------
           SEMICONDUCTORS (4.2%)
  59,658   Intel Corp..............................      928,875
   6,334   Linear Technology Corp..................      162,910
   4,800   Maxim Integrated Products, Inc..........      158,592
   5,720   Microchip Technology Inc................      139,854
  17,642   Texas Instruments, Inc..................      264,806
   7,150   Xilinx, Inc.*...........................      147,290
                                                     -----------
                                                       1,802,327
                                                     -----------
           SPECIALTY STORES (0.7%)
   5,750   Bed Bath & Beyond Inc.*.................      198,548
   4,777   Tiffany & Co............................      114,218
                                                     -----------
                                                         312,766
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.8%)
   8,542   Motorola, Inc...........................       73,888
   7,126   QUALCOMM Inc.*..........................      259,315
                                                     -----------
                                                         333,203
                                                     -----------
           TELECOMMUNICATIONS (0.3%)
   9,150   AT&T Wireless Services Inc.*............       51,698
   5,575   Nextel Communications, Inc. (Class
            A)*....................................       64,391
                                                     -----------
                                                         116,089
                                                     -----------
           TOBACCO (0.7%)
   7,978   Philip Morris Companies, Inc............      323,348
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $44,486,611).....................   42,059,733
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (3.2%)
           REPURCHASE AGREEMENT
 $ 1,388   Joint repurchase agreement account
            1.245% due 01/02/03 (dated 12/31/02;
            proceeds $1,388,096)
            (COST $1,388,000) (a)..................  $ 1,388,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $45,874,611) (b).................   100.2%  43,447,733
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.2)     (93,489)
                                            ------  -----------
  NET ASSETS..............................   100.0% $43,354,244
                                            ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $54,803,257. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $994,514 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $12,350,038, RESULTING IN NET UNREALIZED DEPRECIATION OF $11,355,524.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (91.2%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   9,300   Omnicom Group, Inc................................  $    600,780
                                                               ------------
           AEROSPACE & DEFENSE (1.6%)
  45,100   Lockheed Martin Corp..............................     2,604,525
  24,200   Northrop Grumman Corp.............................     2,347,400
                                                               ------------
                                                                  4,951,925
                                                               ------------
           AIR FREIGHT/COURIERS (1.3%)
  26,800   Expeditors International of Washington, Inc.......       875,020
  30,000   FedEx Corp........................................     1,626,600
  24,000   United Parcel Service, Inc. (Class B).............     1,513,920
                                                               ------------
                                                                  4,015,540
                                                               ------------
           APPAREL/FOOTWEAR (0.5%)
  47,700   Coach, Inc.*......................................     1,570,284
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (1.8%)
  84,400   Gap, Inc. (The)...................................     1,309,888
  79,800   Hot Topic, Inc.*..................................     1,825,824
  17,300   Ross Stores, Inc..................................       733,347
  76,500   TJX Companies, Inc. (The).........................     1,493,280
                                                               ------------
                                                                  5,362,339
                                                               ------------
           AUTO PARTS: O.E.M. (0.2%)
   7,900   Eaton Corp........................................       617,069
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.8%)
  51,725   Anheuser-Busch Companies, Inc.....................     2,503,490
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.2%)
  35,800   Coca-Cola Co. (The)...............................     1,568,756
 101,700   Coca-Cola Enterprises Inc.........................     2,208,924
                                                               ------------
                                                                  3,777,680
                                                               ------------
           BIOTECHNOLOGY (3.6%)
  90,500   Amgen Inc.*.......................................     4,374,770
  13,700   Biogen, Inc.*.....................................       548,822
  35,000   MedImmune, Inc.*..................................       950,950

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  61,800   Neurocrine Biosciences, Inc.*.....................  $  2,821,788
  49,800   Trimeris, Inc.*...................................     2,145,882
                                                               ------------
                                                                 10,842,212
                                                               ------------
           BROADCASTING (0.6%)
  25,700   USA Interactive*..................................       587,502
  36,000   Westwood One, Inc.*...............................     1,344,960
                                                               ------------
                                                                  1,932,462
                                                               ------------
           CABLE/SATELLITE TV (0.9%)
  50,600   Comcast Corp. (Class A)*..........................     1,192,642
  71,500   EchoStar Communications Corp. (Class A)*..........     1,591,590
                                                               ------------
                                                                  2,784,232
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
  17,400   Du Pont (E.I.) de Nemours & Co....................       737,760
                                                               ------------
           CHEMICALS: SPECIALTY (0.6%)
  22,600   Air Products & Chemicals, Inc.....................       966,150
  16,100   Praxair, Inc......................................       930,097
                                                               ------------
                                                                  1,896,247
                                                               ------------
           COMPUTER COMMUNICATIONS (0.5%)
 117,400   Cisco Systems, Inc.*..............................     1,537,940
                                                               ------------
           COMPUTER PERIPHERALS (0.7%)
  28,700   Lexmark International, Inc.*......................     1,736,350
  53,800   Network Appliance, Inc.*..........................       538,000
                                                               ------------
                                                                  2,274,350
                                                               ------------
           COMPUTER PROCESSING HARDWARE (1.1%)
  44,400   Dell Computer Corp.*..............................     1,187,256
 131,000   Hewlett-Packard Co................................     2,274,160
                                                               ------------
                                                                  3,461,416
                                                               ------------
           CONTAINERS/PACKAGING (0.2%)
  40,500   Smurfit-Stone Container Corp.*....................       623,335
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CONTRACT DRILLING (0.8%)
  54,200   ENSCO International Inc...........................  $  1,596,190
  41,600   Rowan Companies, Inc.*............................       944,320
                                                               ------------
                                                                  2,540,510
                                                               ------------
           DATA PROCESSING SERVICES (0.2%)
  11,500   Affiliated Computer Services, Inc. (Class A)*.....       605,475
                                                               ------------
           DEPARTMENT STORES (0.2%)
  24,900   Penney (J.C.) Co., Inc............................       572,949
                                                               ------------
           DISCOUNT STORES (2.7%)
 159,800   Wal-Mart Stores, Inc.**...........................     8,071,498
                                                               ------------
           ELECTRIC UTILITIES (0.5%)
  36,400   Consolidated Edison, Inc..........................     1,558,648
                                                               ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
  16,000   Canon, Inc. (Japan)...............................       602,122
  19,200   Diebold, Inc......................................       791,424
                                                               ------------
                                                                  1,393,546
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.5%)
  40,900   Eastman Kodak Co..................................     1,433,136
                                                               ------------
           FINANCE/RENTAL/ LEASING (1.8%)
  58,800   Countrywide Credit Industries, Inc................     3,037,020
  12,800   Freddie Mac.......................................       755,840
  16,300   SLM Corp..........................................     1,692,918
                                                               ------------
                                                                  5,485,778
                                                               ------------
           FINANCIAL CONGLOMERATES (1.7%)
 144,200   Citigroup, Inc....................................     5,074,398
                                                               ------------
           FOOD RETAIL (0.7%)
  39,500   Whole Foods Market, Inc.*.........................     2,082,835
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  27,400   Kraft Foods Inc. (Class A)........................     1,066,682

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  31,000   PepsiCo, Inc......................................  $  1,308,820
  18,900   Unilever NV (Netherlands).........................     1,161,925
                                                               ------------
                                                                  3,537,427
                                                               ------------
           FOOD: MEAT/FISH/ DAIRY (1.1%)
  37,100   Dean Foods Co.*...................................     1,376,410
  25,400   Dreyer's Grand Ice Cream, Inc.....................     1,802,384
                                                               ------------
                                                                  3,178,794
                                                               ------------
           HOME FURNISHINGS (0.2%)
  24,700   Newell Rubbermaid, Inc............................       749,151
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (1.0%)
  74,900   HCA Inc...........................................     3,108,350
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (2.6%)
  28,500   Avon Products, Inc................................     1,535,295
  14,400   Clorox Co. (The)..................................       594,000
  36,900   International Flavors & Fragrances, Inc...........     1,295,190
  52,500   Procter & Gamble Co. (The)........................     4,511,850
                                                               ------------
                                                                  7,936,335
                                                               ------------
           INDUSTRIAL CONGLOMERATES (2.1%)
  17,300   3M Co.............................................     2,133,090
 179,500   General Electric Co...............................     4,370,825
                                                               ------------
                                                                  6,503,915
                                                               ------------
           INDUSTRIAL MACHINERY (0.4%)
  11,600   Illinois Tool Works Inc...........................       752,376
  13,000   Parker-Hannifin Corp..............................       599,690
                                                               ------------
                                                                  1,352,066
                                                               ------------
           INDUSTRIAL SPECIALTIES (0.3%)
  19,500   Ecolab, Inc.......................................       965,250
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  51,800   Accenture Ltd. (Class A) (Bermuda)*...............       931,882
  17,500   Anteon International Corp.*.......................       420,000

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  22,100   International Business Machines Corp..............  $  1,712,750
  31,300   PeopleSoft, Inc.*.................................       572,790
                                                               ------------
                                                                  3,637,422
                                                               ------------
           INTEGRATED OIL (1.2%)
 101,600   Exxon Mobil Corp..................................     3,549,904
                                                               ------------
           INTERNET RETAIL (0.3%)
  54,100   Amazon.com, Inc.*.................................     1,021,949
                                                               ------------
           INTERNET SOFTWARE/ SERVICES (1.0%)
 130,400   BEA Systems, Inc.*................................     1,495,688
  51,000   Internet Security Systems, Inc.*..................       934,830
  35,700   Yahoo! Inc.*......................................       583,695
                                                               ------------
                                                                  3,014,213
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.9%)
  27,100   Bear Stearns Companies, Inc. (The)................     1,609,740
  13,200   Goldman Sachs Group, Inc. (The)...................       898,920
  59,100   Lehman Brothers Holdings, Inc.....................     3,149,439
                                                               ------------
                                                                  5,658,099
                                                               ------------
           LIFE/HEALTH INSURANCE (0.2%)
  17,500   AFLAC, Inc........................................       527,100
                                                               ------------
           MAJOR BANKS (4.3%)
  87,900   Bank of America Corp..............................     6,115,203
  73,400   Bank One Corp.....................................     2,682,770
  53,600   Wachovia Corp.....................................     1,953,184
  46,500   Wells Fargo & Co..................................     2,179,455
                                                               ------------
                                                                 12,930,612
                                                               ------------
           MAJOR TELECOMMUNICATIONS (2.9%)
  75,462   France Telecom S.A. (France)......................     1,321,641
  88,800   SBC Communications, Inc...........................     2,407,368

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  37,400   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................  $  1,196,052
 102,400   Verizon Communications Inc........................     3,968,000
                                                               ------------
                                                                  8,893,061
                                                               ------------
           MANAGED HEALTH CARE (1.3%)
  48,900   UnitedHealth Group Inc............................     4,083,150
                                                               ------------
           MEDIA CONGLOMERATES (2.0%)
  90,800   AOL Time Warner Inc.*.............................     1,189,480
  45,500   News Corporation Ltd. (The) (ADR) (Australia).....     1,194,375
  90,100   Viacom, Inc. (Class B) (Non-Voting)*..............     3,672,476
                                                               ------------
                                                                  6,056,331
                                                               ------------
           MEDICAL SPECIALTIES (4.5%)
  34,400   Biomet, Inc.......................................       985,904
  74,300   Boston Scientific Corp.*..........................     3,159,236
  99,300   Medtronic, Inc....................................     4,528,080
  11,900   Stryker Corp......................................       798,728
  36,000   Varian Medical Systems, Inc.*.....................     1,785,600
  56,050   Zimmer Holdings, Inc.*............................     2,327,196
                                                               ------------
                                                                 13,584,744
                                                               ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   9,100   Danaher Corp......................................       597,870
                                                               ------------
           MOVIES/ ENTERTAINMENT (0.4%)
  50,700   Fox Entertainment Group, Inc. (Class A)*..........     1,314,651
                                                               ------------
           MULTI-LINE INSURANCE (1.4%)
  52,400   American International Group, Inc.................     3,031,340
  36,900   Safeco Corp.......................................     1,279,323
                                                               ------------
                                                                  4,310,663
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
  10,200   Avery Dennison Corp...............................       623,016
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL & GAS PRODUCTION (2.1%)
  28,400   Anadarko Petroleum Corp...........................  $  1,360,360
  37,100   Apache Corp.......................................     2,114,329
  32,000   Devon Energy Corp.................................     1,468,800
  36,100   Pogo Producing Co.................................     1,344,725
                                                               ------------
                                                                  6,288,214
                                                               ------------
           OIL REFINING/ MARKETING (0.3%)
  20,800   Valero Energy Corp................................       768,352
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  13,500   Schlumberger Ltd..................................       568,215
  19,900   Smith International, Inc.*........................       649,138
  16,200   Weatherford International Ltd.*...................       646,866
                                                               ------------
                                                                  1,864,219
                                                               ------------
           OTHER CONSUMER SERVICES (2.3%)
  35,350   Apollo Group, Inc. (Class A)*.....................     1,555,400
  33,600   Corinthian Colleges, Inc.*........................     1,272,096
  23,000   eBay, Inc.*.......................................     1,559,860
  53,500   Weight Watchers International, Inc.*..............     2,459,395
                                                               ------------
                                                                  6,846,751
                                                               ------------
           PACKAGED SOFTWARE (6.2%)
  40,600   Autodesk, Inc.....................................       580,580
  18,800   Intuit Inc.*......................................       882,096
  36,900   Mercury Interactive Corp.*........................     1,094,085
 233,200   Microsoft Corp.* **...............................    12,056,440
  19,600   SAP AG (Germany)..................................     1,554,202
  69,800   Symantec Corp.*...................................     2,823,410
                                                               ------------
                                                                 18,990,813
                                                               ------------
           PHARMACEUTICALS: MAJOR (6.5%)
  44,700   Abbott Laboratories...............................     1,788,000
  27,200   Lilly (Eli) & Co..................................     1,727,200
  61,000   Merck & Co., Inc..................................     3,453,210

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 301,700   Pfizer, Inc.......................................  $  9,222,969
  99,300   Wyeth.............................................     3,713,820
                                                               ------------
                                                                 19,905,199
                                                               ------------
           PHARMACEUTICALS: OTHER (1.1%)
  17,800   Forest Laboratories, Inc.*........................     1,748,316
  42,200   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................     1,629,342
                                                               ------------
                                                                  3,377,658
                                                               ------------
           PRECIOUS METALS (4.0%)
  38,000   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................       637,640
 118,600   Gold Fields Ltd. (ADR) (South Africa).............     1,655,656
 237,200   Goldcorp Inc. (Canada)............................     3,017,184
  52,100   Meridian Gold Inc. (Canada)*......................       918,523
 200,300   Newmont Mining Corp. Hldg Co......................     5,814,709
                                                               ------------
                                                                 12,043,712
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.1%)
  40,800   Allstate Corp. (The)..............................     1,509,192
     500   Berkshire Hathaway, Inc. (Class B)*...............     1,211,500
   7,800   XL Capital Ltd. (Class A) (Bermuda)...............       602,550
                                                               ------------
                                                                  3,323,242
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.5%)
   9,100   Gannett Co., Inc..................................       653,380
  20,600   Tribune Co........................................       936,476
                                                               ------------
                                                                  1,589,856
                                                               ------------
           PULP & PAPER (0.3%)
  26,400   International Paper Co............................       923,208
                                                               ------------
           RECREATIONAL PRODUCTS (0.9%)
  21,400   Electronic Arts Inc.*.............................     1,065,078

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  22,600   International Game Technology*....................  $  1,715,792
                                                               ------------
                                                                  2,780,870
                                                               ------------
           REGIONAL BANKS (0.5%)
  25,600   Fifth Third Bancorp...............................     1,498,880
                                                               ------------
           RESTAURANTS (0.9%)
  24,900   Applebee's International, Inc.....................       577,456
  25,500   Brinker International, Inc.*......................       822,375
  36,500   Cheesecake Factory, Inc. (The)*...................     1,319,475
                                                               ------------
                                                                  2,719,306
                                                               ------------
           SEMICONDUCTORS (1.7%)
  36,700   Linear Technology Corp............................       943,924
  41,800   Maxim Integrated Products, Inc....................     1,381,072
  86,300   Microchip Technology Inc..........................     2,110,035
  44,200   STMicroelectronics N.V. (Netherlands).............       862,342
                                                               ------------
                                                                  5,297,373
                                                               ------------
           SPECIALTY STORES (0.8%)
  38,500   Bed Bath & Beyond Inc.*...........................     1,329,405
  24,100   Claire's Stores, Inc..............................       531,887
  33,700   Staples, Inc.*....................................       616,710
                                                               ------------
                                                                  2,478,002
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.4%)
  38,200   Inter-Tel, Inc....................................       798,762
 154,300   Nokia Corp. (ADR) (Finland).......................     2,391,650
  29,400   QUALCOMM Inc.*....................................     1,069,866
                                                               ------------
                                                                  4,260,278
                                                               ------------
           TELECOMMUNICATIONS (0.2%)
  48,100   Nextel Communications, Inc. (Class A)*............       555,555
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
  85,200   AGCO Corp.*.......................................     1,882,920
  26,100   Deere & Co........................................     1,196,685
                                                               ------------
                                                                  3,079,605
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS (1.3%)
 214,800   Vodafone Group PLC (ADR) (United Kingdom).........  $  3,892,176
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $282,876,642)..............................   277,925,176
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (7.0%)
           REPURCHASE AGREEMENT
 $21,220   Joint repurchase agreement account 1.245% due
           01/02/03 (dated 12/31/02; proceeds
           $21,221,468) (a)
           (COST $21,220,000)................................    21,220,000
                                                               ------------

  TOTAL INVESTMENTS
   (COST $304,096,642) (b)..........................    98.2%  299,145,176
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     1.8     5,599,488
                                                      ------  ------------
  NET ASSETS........................................   100.0% $304,744,664
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,493,342 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,444,808, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,951,466.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                       DESCRIPTION, DELIVERY           UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT             MONTH, AND YEAR              AMOUNT AT VALUE   APPRECIATION

------------------------------------------------------------------------------------------------

   155        Short     Nasdaq 100 E-Mini March 2003              $3,059,700         $6,783

  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                         UNREALIZED
     CONTRACTS         IN EXCHANGE         DELIVERY     APPRECIATION
    TO DELIVER             FOR               DATE      (DEPRECIATION)

  --------------------------------------------------------------------

         $922,297  EUR          881,906    01/03/03        $ 3,704
         $614,977  JPY       72,770,266    01/07/03         (2,330)
                                                           -------
        Net unrealized appreciation..................      $ 1,374
                                                           =======

 CURRENCY ABBREVIATIONS:
 EUR  EURO.
 JPY  JAPANESE YEN.

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (98.7%)
           ADVERTISING/MARKETING SERVICES (1.8%)
  17,350   R.H. Donnelley Corp.*...................  $   508,528
                                                     -----------
           AEROSPACE & DEFENSE (1.0%)
   5,150   Lockheed Martin Corp....................      297,412
                                                     -----------
           AIR FREIGHT/COURIERS (1.0%)
   7,400   C.H. Robinson Worldwide, Inc............      230,880
                                                     -----------
           APPAREL/FOOTWEAR (1.1%)
   9,250   Coach, Inc.*............................      304,510
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (2.6%)
  29,500   Abercrombie & Fitch Co. (Class A)*......      603,570
  10,800   Limited Brands, Inc.....................      150,444
                                                     -----------
                                                         754,014
                                                     -----------
           BIOTECHNOLOGY (8.0%)
  12,550   Amgen Inc.*.............................      606,667
  10,300   Celgene Corp.*..........................      221,141
   5,900   Gilead Sciences, Inc.*..................      200,600
   7,750   IDEC Pharmaceuticals Corp.*.............      257,067
  20,900   NPS Pharmaceuticals, Inc.*..............      526,053
   9,950   Regeneron Pharmaceuticals, Inc.*........      184,174
  26,050   Telik, Inc.*............................      303,743
                                                     -----------
                                                       2,299,445
                                                     -----------
           BROADCASTING (5.0%)
  22,350   Radio One, Inc. (Class D)*..............      322,510
  11,950   Univision Communications, Inc. (Class
            A)*....................................      292,775
  21,850   USA Interactive, Inc.*..................      499,491
   8,000   Westwood One, Inc.*.....................      298,880
                                                     -----------
                                                       1,413,656
                                                     -----------
           CASINO/GAMING (3.6%)
  26,350   GTECH Holdings Corp.*...................      734,111
  19,400   Penn National Gaming, Inc.*.............      307,684
                                                     -----------
                                                       1,041,795
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           CATALOG/SPECIALTY DISTRIBUTION (1.0%)
  20,850   J. Jill Group Inc.*.....................  $   291,483
                                                     -----------
           COMPUTER COMMUNICATIONS (2.2%)
  47,950   Cisco Systems, Inc.*....................      628,145
                                                     -----------
           COMPUTER PERIPHERALS (1.0%)
  13,850   Storage Technology Corp.*...............      296,667
                                                     -----------
           CONTAINERS/PACKAGING (0.6%)
   4,250   Sealed Air Corp.*.......................      158,525
                                                     -----------
           DATA PROCESSING SERVICES (2.0%)
   9,350   Concord EFS, Inc.*......................      147,169
  13,325   Global Payments Inc.....................      426,533
                                                     -----------
                                                         573,702
                                                     -----------
           DISCOUNT STORES (2.1%)
  16,300   Dollar General Corp.....................      194,785
  16,600   Dollar Tree Stores, Inc.*...............      407,862
                                                     -----------
                                                         602,647
                                                     -----------
           ENVIRONMENTAL SERVICES (1.0%)
  12,700   Waste Management, Inc...................      291,084
                                                     -----------
           FINANCE/RENTAL/ LEASING (4.4%)
   5,950   Doral Financial Corp....................      170,170
  13,150   Freddie Mac.............................      776,507
   3,150   SLM Corp................................      327,159
                                                     -----------
                                                       1,273,836
                                                     -----------
           FINANCIAL CONGLOMERATES (3.0%)
  24,700   Citigroup, Inc..........................      869,193
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (2.9%)
  42,450   Interactive Data Corp.*.................      583,687
   6,000   Moody's Corp............................      247,740
                                                     -----------
                                                         831,427
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FOOD: SPECIALTY/CANDY (1.4%)
   5,850   Hershey Foods Corp......................  $   394,524
                                                     -----------
           HOME BUILDING (1.1%)
     950   NVR, Inc.*..............................      309,225
                                                     -----------
           HOME FURNISHINGS (2.0%)
   4,900   Mohawk Industries, Inc.*................      279,055
   9,900   Newell Rubbermaid, Inc..................      300,267
                                                     -----------
                                                         579,322
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (1.4%)
   4,450   HCA Inc.................................      184,675
   7,150   Triad Hospitals, Inc.*..................      213,284
                                                     -----------
                                                         397,959
                                                     -----------
           HOTELS/RESORTS/ CRUISELINES (1.0%)
  11,300   Carnival Corp...........................      281,935
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
   8,400   PeopleSoft, Inc.*.......................      153,720
                                                     -----------
           INSURANCE BROKERS/ SERVICES (2.2%)
   4,525   ChoicePoint Inc.*.......................      178,692
  11,200   Hilb, Rogal & Hamilton Co...............      458,080
                                                     -----------
                                                         636,772
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (1.1%)
  16,850   BEA Systems, Inc.*......................      193,269
  16,700   Siebel Systems, Inc.*...................      124,916
                                                     -----------
                                                         318,185
                                                     -----------
           INVESTMENT MANAGERS (0.6%)
   3,300   Affiliated Managers Group, Inc.*........      165,990
                                                     -----------
           MEDICAL DISTRIBUTORS (1.6%)
   8,300   AmerisourceBergen Corp..................      450,773
                                                     -----------
           MEDICAL SPECIALTIES (1.1%)
   6,350   Varian Medical Systems, Inc.*...........      314,960
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MISCELLANEOUS COMMERCIAL
           SERVICES (2.8%)
  18,800   Corporate Executive Board Co. (The)*....  $   600,096
   6,175   Iron Mountain Inc.*.....................      203,837
                                                     -----------
                                                         803,933
                                                     -----------
           OIL & GAS PRODUCTION (3.7%)
  42,300   Pioneer Natural Resources Co.*..........    1,068,075
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (2.1%)
  19,000   BJ Services Co.*........................      613,890
                                                     -----------
           OTHER CONSUMER SERVICES (2.8%)
   7,450   Apollo Group, Inc. (Class A)*...........      327,800
   4,100   Block (H.&R.), Inc......................      164,820
   6,900   Weight Watchers International, Inc.*....      317,193
                                                     -----------
                                                         809,813
                                                     -----------
           PACKAGED SOFTWARE (9.1%)
  19,700   Adobe Systems, Inc......................      490,727
  11,850   Mercury Interactive Corp.*..............      351,353
  21,500   Microsoft Corp.*........................    1,111,550
  21,950   Rational Software Corp.*................      228,061
   6,550   Symantec Corp.*.........................      264,948
  10,300   VERITAS Software Corp.*.................      160,886
                                                     -----------
                                                       2,607,525
                                                     -----------
           PROPERTY - CASUALTY INSURERS (1.7%)
   1,500   White Mountains Insurance Group, Ltd....      484,500
                                                     -----------
           PUBLISHING: NEWSPAPERS (3.5%)
   6,850   Media General, Inc. (Class A)...........      410,658
  13,350   Pulitzer, Inc...........................      600,083
                                                     -----------
                                                       1,010,741
                                                     -----------
           RECREATIONAL PRODUCTS (0.4%)
   2,500   Electronic Arts Inc.*...................      124,425
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           RESTAURANTS (4.0%)
   4,500   Krispy Kreme Doughnuts, Inc.*...........  $   151,965
  11,050   Outback Steakhouse, Inc.................      380,562
   4,800   P.F. Chang's China Bistro, Inc.*........      174,240
  14,150   Sonic Corp.*............................      289,934
   6,600   Yum! Brands, Inc.*......................      159,852
                                                     -----------
                                                       1,156,553
                                                     -----------
           SEMICONDUCTORS (4.0%)
  45,400   Intel Corp..............................      706,878
   5,250   Linear Technology Corp..................      135,030
  14,450   Xilinx, Inc.*...........................      297,670
                                                     -----------
                                                       1,139,578
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (3.2%)
   6,550   Accredo Health, Inc.*...................      230,888
   9,600   Laboratory Corp. of America Holdings*...      223,104
  16,800   Specialty Laboratories, Inc.*...........      162,288
   8,850   Stericycle, Inc.*.......................      286,554
                                                     -----------
                                                         902,834
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (1.0%)
   4,100   Commonwealth Telephone Enterprises,
            Inc.*..................................      146,944
   9,800   IDT Corp. (Class B)*....................      151,998
                                                     -----------
                                                         298,942
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.6%)
   4,350   QUALCOMM Inc.*..........................      158,297
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.8%)
  10,300   AGCO Corp.*.............................      227,630
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS (0.7%)
  17,550   Nextel Communications, Inc. (Class
            A)*....................................  $   202,703
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $27,997,786).....................   28,279,753
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
 $   475   Joint repurchase agreement account
            1.245% due 01/02/03 (dated 12/31/02;
            proceeds $475,033)
            (COST $475,000) (a)....................      475,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $28,472,786) (b).................   100.4%  28,754,753
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.4)    (120,887)
                                            ------  -----------
  NET ASSETS..............................   100.0% $28,633,866
                                            ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,645,441 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,363,474, RESULTING IN NET UNREALIZED APPRECIATION OF $281,967.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (98.0%)
           CHINA (0.8%)
           ELECTRIC UTILITIES
 800,000   Huaneng Power International, Inc. (Class
            H).....................................  $   641,132
                                                     -----------
           FINLAND (2.0%)
           INDUSTRIAL MACHINERY
  35,000   Metso Oyj...............................      378,525
                                                     -----------
           PULP & PAPER
  60,000   Stora Enso Oyj (Registered Shares)......      633,150
                                                     -----------
           TELECOMMUNICATION EQUIPMENT
  35,600   Nokia Corp. (ADR) (Class A).............      551,800
                                                     -----------
           TOTAL FINLAND...........................    1,563,475
                                                     -----------
           FRANCE (2.8%)
           AEROSPACE & DEFENSE
  19,400   Thales S.A..............................      513,935
                                                     -----------
           MAJOR BANKS
  10,200   BNP Paribas S.A.*.......................      415,869
                                                     -----------
           OIL REFINING/MARKETING
   5,022   Total Fina Elf SA.......................      717,669
                                                     -----------
           SEMICONDUCTORS
  28,900   STMicroelectronics NV...................      566,845
                                                     -----------
           TOTAL FRANCE............................    2,214,318
                                                     -----------
           GERMANY (1.9%)
           CHEMICALS: MAJOR DIVERSIFIED
  25,000   Bayer AG................................      536,812
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  15,000   E. ON AG................................      605,588
                                                     -----------
           MOTOR VEHICLES
  10,300   Volkswagen AG...........................      375,713
                                                     -----------
           TOTAL GERMANY...........................    1,518,113
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           HONG KONG (0.8%)
           ELECTRIC UTILITIES
 154,400   CLP Holdings Ltd........................  $   621,662
                                                     -----------
           IRELAND (1.6%)
           FINANCIAL CONGLOMERATES
  45,000   Irish Life & Permanent PLC..............      486,675
                                                     -----------
           MAJOR BANKS
  75,000   Bank of Ireland.........................      770,175
                                                     -----------
           TOTAL IRELAND...........................    1,256,850
                                                     -----------
           ITALY (1.5%)
           INTEGRATED OIL
  46,500   ENI SpA.................................      739,699
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  61,000   Telecom Italia SpA......................      463,081
                                                     -----------
           TOTAL ITALY.............................    1,202,780
                                                     -----------
           JAPAN (9.1%)
           BROADCASTING
      70   Fuji Television Network, Inc............      281,697
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  61,000   Ricoh Co., Ltd..........................      999,890
                                                     -----------
           ELECTRONICS/APPLIANCES
  20,000   Fuji Photo Film Co., Ltd................      651,625
                                                     -----------
           GAS DISTRIBUTORS
 250,000   Tokyo Gas Co., Ltd......................      782,960
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  93,200   Hitachi Ltd.............................      357,013
                                                     -----------
           INDUSTRIAL MACHINERY
  24,900   Fanuc, Ltd..............................    1,100,564
                                                     -----------
           INVESTMENT BANKS/BROKERS
  43,400   Nomura Holdings, Inc....................      487,419
                                                     -----------
           MAJOR TELECOMMUNICATIONS
      75   Nippon Telegraph & Telephone Corp.......      272,142
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR
  15,000   Takeda Chemical Industries, Ltd.........  $   626,368
                                                     -----------
           RECREATIONAL PRODUCTS
 188,000   Konica Corp.............................    1,362,755
   3,700   Nintendo Co., Ltd.......................      345,454
                                                     -----------
                                                       1,708,209
                                                     -----------
           TOTAL JAPAN.............................    7,267,887
                                                     -----------
           NETHERLANDS (3.5%)
           CHEMICALS: SPECIALTY
  12,400   DSM NV..................................      564,808
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  36,060   Koninklijke (Royal) Philips Electronics
            NV.....................................      632,312
                                                     -----------
           INTEGRATED OIL
  10,000   Royal Dutch Petroleum Co................      440,475
                                                     -----------
           LIFE/HEALTH INSURANCE
  55,000   Aegon NV................................      708,015
                                                     -----------
           PUBLISHING: BOOKS/MAGAZINES
  25,000   Wolters Kluwer NV.......................      435,750
                                                     -----------
           TOTAL NETHERLANDS.......................    2,781,360
                                                     -----------
           NORWAY (0.6%)
           INTEGRATED OIL
  54,700   Statoil ASA.............................      462,067
                                                     -----------
           PORTUGAL (0.7%)
           MAJOR TELECOMMUNICATIONS
  80,000   Portugal Telecom, SGPS, S.A. (Registered
            Shares)................................      550,200
                                                     -----------
           SINGAPORE (0.3%)
           REGIONAL BANKS
  50,000   Oversea - Chinese Banking Corp., Ltd....      278,098
                                                     -----------
           SOUTH KOREA (1.1%)
           MAJOR TELECOMMUNICATIONS
  29,800   KT Corp. (ADR)..........................      642,190
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           STEEL
  10,000   Posco (ADR).............................  $   247,300
                                                     -----------
           TOTAL SOUTH KOREA.......................      889,490
                                                     -----------
           SPAIN (2.1%)
           ENGINEERING & CONSTRUCTION
  50,500   Grupo Dragados, S.A.....................      859,005
                                                     -----------
           REGIONAL BANKS
  20,000   Banco Popular Espanol S.A...............      818,370
                                                     -----------
           TOTAL SPAIN.............................    1,677,375
                                                     -----------
           SWITZERLAND (4.7%)
           BUILDING PRODUCTS
   4,000   Schindler Holding AG....................      780,424
                                                     -----------
           FINANCIAL CONGLOMERATES
  25,000   UBS AG (Registered Shares)*.............    1,216,246
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
   5,000   Nestle S.A. (Registered Shares)*........    1,060,595
                                                     -----------
           MULTI-LINE INSURANCE
  13,300   Converium Holding AG*...................      645,117
                                                     -----------
           TOTAL SWITZERLAND.......................    3,702,382
                                                     -----------
           UNITED KINGDOM (5.7%)
           ALUMINUM
  80,000   BHP Billiton PLC........................      427,586
                                                     -----------
           CABLE/SATELLITE TV
  20,000   British Sky Broadcasting Group PLC*.....      205,899
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  50,000   Unilever PLC............................      476,080
                                                     -----------
           INTEGRATED OIL
  20,256   BP PLC (ADR)............................      823,406
                                                     -----------
           MAJOR BANKS
  17,000   Royal Bank of Scotland Group PLC........      407,544
                                                     -----------
           MAJOR TELECOMMUNICATIONS
 140,200   BT Group PLC............................      440,459
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           OTHER METALS/MINERALS
  43,300   Rio Tinto PLC...........................  $   865,032
                                                     -----------
           WIRELESS TELECOMMUNICATIONS
 491,534   Vodafone Group PLC......................      896,838
                                                     -----------
           TOTAL UNITED KINGDOM....................    4,542,844
                                                     -----------
           UNITED STATES (58.8%)
           AEROSPACE & DEFENSE
  38,200   Lockheed Martin Corp....................    2,206,050
  85,000   Rockwell Collins, Inc...................    1,977,100
                                                     -----------
                                                       4,183,150
                                                     -----------
           ALUMINUM
  40,200   Alcoa, Inc..............................      915,756
                                                     -----------
           APPAREL/FOOTWEAR RETAIL
 166,000   Gap, Inc. (The).........................    2,576,320
                                                     -----------
           BIOTECHNOLOGY
  60,000   Gilead Sciences, Inc.*..................    2,040,000
 109,100   Human Genome Sciences, Inc.*............      961,171
  81,400   Myriad Genetics, Inc.*..................    1,188,440
                                                     -----------
                                                       4,189,611
                                                     -----------
           COMPUTER COMMUNICATIONS
  91,100   Cisco Systems, Inc.*....................    1,193,410
                                                     -----------
           COMPUTER PROCESSING HARDWARE
 473,000   Sun Microsystems, Inc.*.................    1,471,030
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
 200,000   Mykrolis Corp.*.........................    1,460,000
                                                     -----------
           ENERGY
  41,000   Burlington Resources, Inc...............    1,748,650
                                                     -----------
           FINANCIAL CONGLOMERATES
  44,266   Citigroup, Inc..........................    1,557,720
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  41,400   General Mills, Inc......................    1,943,730
                                                     -----------
           HOUSEHOLD/PERSONAL CARE
  33,300   Colgate-Palmolive Co....................    1,745,919
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INTEGRATED OIL
  43,252   Exxon Mobil Corp........................  $ 1,511,225
                                                     -----------
           MAJOR BANKS
  39,000   PNC Financial Services Group............    1,634,100
                                                     -----------
           MANAGED HEALTH CARE
  54,700   Mid Atlantic Medical Services, Inc.*....    1,772,280
  50,000   Oxford Health Plans, Inc.*..............    1,822,500
                                                     -----------
                                                       3,594,780
                                                     -----------
           MEDIA CONGLOMERATES
 100,000   AOL Time Warner Inc.*...................    1,310,000
 115,800   Disney (Walt) Co. (The).................    1,888,698
                                                     -----------
                                                       3,198,698
                                                     -----------
           MEDICAL SPECIALTIES
  35,000   Baxter International, Inc...............      980,000
  74,040   Edwards Lifesciences Corp.*.............    1,885,799
                                                     -----------
                                                       2,865,799
                                                     -----------
           PHARMACEUTICALS: MAJOR
  35,000   Lilly (Eli) & Co........................    2,222,500
  32,400   Wyeth...................................    1,211,760
                                                     -----------
                                                       3,434,260
                                                     -----------
           PHARMACEUTICALS: OTHER
  24,000   Forest Laboratories, Inc.*..............    2,357,280
                                                     -----------
           PROPERTY - CASUALTY INSURERS
 115,729   Travelers Property Casualty Corp. (Class
            B)*....................................    1,695,430
                                                     -----------
           SEMICONDUCTORS
  67,400   Intel Corp..............................    1,049,418
  67,000   Texas Instruments, Inc..................    1,005,670
                                                     -----------
                                                       2,055,088
                                                     -----------
           SPECIALTY STORES
  42,000   Bed Bath & Beyond Inc.*.................    1,450,260
                                                     -----------
           TOTAL UNITED STATES.....................   46,782,216
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $90,833,393).....................   77,952,249
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.9%)
           REPURCHASE AGREEMENT
 $1,550    Joint repurchase agreement account
           1.245% due 01/02/03 (dated 12/31/02;
           proceeds $1,550,107) (a)
           (COST $1,550,000).......................  $ 1,550,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $92,383,393) (b).................    99.9%  79,502,249
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.1       59,012
                                            ------  -----------
  NET ASSETS..............................   100.0% $79,561,261
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $8,456,425 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $21,337,569, RESULTING IN NET UNREALIZED DEPRECIATION OF $12,881,144.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $ 4,697,085       5.9%
Aluminum................................    1,343,342       1.7
Apparel/Footwear Retail.................    2,576,320       3.2
Biotechnology...........................    4,189,611       5.3
Broadcasting............................      281,697       0.3
Building Products.......................      780,424       1.0
Cable/Satellite TV......................      205,899       0.3
Chemicals: Major Diversified............      536,812       0.7
Chemicals: Specialty....................      564,808       0.7
Computer Communications.................    1,193,410       1.5
Computer Processing Hardware............    1,471,030       1.8
Electric Utilities......................    1,262,794       1.6
Electronic Equipment/ Instruments.......      999,890       1.3
Electronic Production Equipment.........    1,460,000       1.8
Electronics/Appliances..................      651,625       0.8
Energy..................................    1,748,650       2.2
Engineering & Construction..............      859,005       1.1
Financial Conglomerates.................    3,260,641       4.1
Food: Major Diversified.................    3,480,405       4.4
Gas Distributors........................      782,960       1.0
Household/Personal Care.................    1,745,919       2.2
Industrial Conglomerates................    1,594,913       2.0
Industrial Machinery....................    1,479,089       1.9
Integrated Oil..........................    3,976,872       5.0
Investment Banks/Brokers................      487,419       0.6
Life/Health Insurance...................      708,015       0.9
Major Banks.............................    3,227,688       4.1
Major Telecommunications................    2,368,072       3.0

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Managed Health Care.....................  $ 3,594,780       4.5%
Media Conglomerates.....................    3,198,698       4.0
Medical Specialties.....................    2,865,799       3.6
Motor Vehicles..........................      375,713       0.5
Multi-Line Insurance....................      645,117       0.8
Oil Refining/Marketing..................      717,669       0.9
Other Metals/Minerals...................      865,032       1.1
Pharmaceuticals: Major..................    4,060,628       5.1
Pharmaceuticals: Other..................    2,357,280       3.0
Property - Casualty Insurers............    1,695,430       2.1
Publishing: Books/Magazines.............      435,750       0.5
Pulp & Paper............................      633,150       0.8
Recreational Products...................    1,708,209       2.1
Regional Banks..........................    1,096,468       1.4
Repurchase Agreement....................    1,550,000       1.9
Semiconductors..........................    2,621,933       3.3
Specialty Stores........................    1,450,260       1.8
Steel...................................      247,300       0.3
Telecommunication Equipment.............      551,800       0.7
Wireless Telecommunications.............      896,838       1.1
                                          -----------   -------
                                          $79,502,249      99.9%
                                          ===========   =======

TYPE OF INVESTMENT

-----------------------------------------------------------------

Common Stocks...........................  $77,952,249      98.0%
Short-Term Investment...................    1,550,000       1.9
                                          -----------   -------
                                          $79,502,249      99.9%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (95.7%)
           ADVERTISING/MARKETING SERVICES (0.7%)
  10,650   Lamar Advertising Co.*............................  $   358,372
                                                               -----------
           AEROSPACE & DEFENSE (0.8%)
   2,800   Alliant Techsystems Inc.*.........................      174,580
   4,700   IniVision Techonologies, Inc.*....................      123,892
  16,400   Orbital Sciences Corp.............................       69,208
                                                               -----------
                                                                   367,680
                                                               -----------
           AIR FREIGHT/COURIERS (1.1%)
   7,050   C.H. Robinson Worldwide, Inc......................      219,960
   9,800   Expeditors International of Washington, Inc.......      319,970
                                                               -----------
                                                                   539,930
                                                               -----------
           APPAREL/FOOTWEAR (1.0%)
  14,700   Coach, Inc.*......................................      483,924
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (4.2%)
  36,750   Abercrombie & Fitch Co. (Class A)*................      751,905
  15,675   Chico's FAS, Inc.*................................      296,414
  42,600   Limited Brands, Inc...............................      593,418
   9,850   Ross Stores, Inc..................................      417,541
                                                               -----------
                                                                 2,059,278
                                                               -----------
           BEVERAGES: ALCOHOLIC (1.5%)
  30,850   Constellation Brands Inc. (Class A)*..............      731,453
                                                               -----------
           BIOTECHNOLOGY (8.2%)
  10,350   Affymetrix, Inc.*.................................      236,911
  24,100   Biogen, Inc.*.....................................      965,446
  14,250   Celgene Corp.*....................................      305,947
   8,350   Charles River Laboratories International, Inc.*...      321,308
  24,950   Dendreon Corp.*...................................      132,484
   8,050   Genzyme Corp. (General Division)*.................      238,038
   6,950   IDEC Pharmaceuticals Corp.*.......................      230,531
  16,800   MedImmune, Inc.*..................................      456,456
  15,750   NPS Pharmaceuticals, Inc.*........................      396,427

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  13,050   Scios, Inc.*......................................  $   425,169
   6,050   Trimeris, Inc.*...................................      260,694
                                                               -----------
                                                                 3,969,411
                                                               -----------
           BROADCASTING (1.8%)
  27,500   Radio One, Inc. (Class D)*........................      396,825
  12,500   Westwood One, Inc.*...............................      467,000
                                                               -----------
                                                                   863,825
                                                               -----------
           CASINO/GAMING (3.1%)
  45,050   GTECH Holdings Corp.*.............................    1,255,093
  15,000   Penn National Gaming, Inc.*.......................      237,900
                                                               -----------
                                                                 1,492,993
                                                               -----------
           CATALOG/SPECIALTY DISTRIBUTION (0.3%)
  10,000   J. Jill Group Inc.*...............................      139,800
                                                               -----------
           CHEMICALS: SPECIALTY (0.4%)
   3,800   Sigma-Aldrich Corp................................      185,060
                                                               -----------
           COMMERCIAL PRINTING/ FORMS (1.2%)
  13,350   Deluxe Corp.......................................      562,035
                                                               -----------
           COMPUTER COMMUNICATIONS (0.4%)
  10,050   Emulex Corp.*.....................................      186,427
                                                               -----------
           COMPUTER PERIPHERALS (4.4%)
   6,850   Imation Corp*.....................................      240,298
  10,200   Intergraph Corp.*.................................      181,152
   5,750   Lexmark International, Inc.*......................      347,875
  25,100   Maxtor Corp.*.....................................      127,006
   9,000   Network Appliance, Inc.*..........................       90,000
  41,500   Storage Technology Corp.*.........................      888,930
   4,450   Zebra Technologies Corp. (Class A)*...............      254,985
                                                               -----------
                                                                 2,130,246
                                                               -----------
           CONTRACT DRILLING (0.5%)
   7,650   Patterson-UTI Energy, Inc.*.......................      230,800
                                                               -----------
           DATA PROCESSING SERVICES (0.5%)
   4,600   Affiliated Computer Services, Inc. (Class A)*.....      242,190
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           DISCOUNT STORES (0.8%)
  14,850   Dollar Tree Stores, Inc.*.........................  $   364,864
                                                               -----------
           ELECTRONIC COMPONENTS (1.6%)
  11,600   Flextronics International, Ltd. (Singapore)*......       95,004
   6,250   QLogic Corp.*.....................................      215,687
  22,300   SanDisk Corp.*....................................      452,690
                                                               -----------
                                                                   763,381
                                                               -----------
           ELECTRONIC DISTRIBUTORS (0.7%)
   7,850   CDW Computer Centers, Inc.*.......................      344,222
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.6%)
   7,100   Agilent Technologies, Inc.*.......................      127,516
  21,500   Symbol Technologies, Inc..........................      176,730
                                                               -----------
                                                                   304,246
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.0%)
   4,850   KLA-Tencor Corp.*.................................      171,545
  15,250   Lam Research Corp.*...............................      164,700
  14,800   MKS Instruments, Inc.*............................      243,164
   5,250   Novellus Systems, Inc.*...........................      147,420
   4,900   Synopsys, Inc.*...................................      226,135
                                                               -----------
                                                                   952,964
                                                               -----------
           FINANCIAL CONGLOMERATES (0.2%)
   4,000   Principal Financial Group, Inc....................      120,520
                                                               -----------
           FOOD: SPECIALTY/CANDY (1.6%)
   7,150   Hershey Foods Corp................................      482,196
  21,900   Peet's Coffee & Tea, Inc.*........................      309,447
                                                               -----------
                                                                   791,643
                                                               -----------
           GAS DISTRIBUTORS (0.4%)
   5,800   UGI Corp..........................................      216,862
                                                               -----------
           HOME BUILDING (1.0%)
   1,450   NVR, Inc.*........................................      471,975
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (1.9%)
  55,750   Royal Caribbean Cruises Ltd.......................      931,025
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (1.0%)
  12,100   Citrix Systems, Inc.*.............................  $   149,072
   4,650   Cognizant Technology Solutions Corp.*.............      335,870
                                                               -----------
                                                                   484,942
                                                               -----------
           INSURANCE BROKERS/ SERVICES (1.0%)
  11,850   Hilb, Rogal & Hamilton Co.........................      484,665
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (0.9%)
  26,750   BEA Systems, Inc.*................................      306,823
  10,550   Netease.com Inc. (ADR) (China)*...................      120,798
                                                               -----------
                                                                   427,621
                                                               -----------
           INVESTMENT BANKS/ BROKERS (0.9%)
  93,700   E*TRADE Group, Inc.*..............................      455,382
                                                               -----------
           MANAGED HEALTH CARE (1.6%)
  30,050   Caremark Rx, Inc.*................................      488,313
   8,200   Mid Atlantic Medical Services, Inc.*..............      265,680
                                                               -----------
                                                                   753,993
                                                               -----------
           MEDICAL SPECIALTIES (6.5%)
  10,050   Cooper Companies, Inc. (The)......................      251,451
   9,300   DENTSPLY International, Inc.......................      346,323
  18,438   Merit Medical Systems, Inc.*......................      367,285
   8,900   St. Jude Medical, Inc.*...........................      353,508
   5,300   STERIS Corp.*.....................................      128,525
  32,750   Varian Medical Systems, Inc.*.....................    1,624,400
   4,200   Ventana Medical Systems, Inc.*....................       96,810
                                                               -----------
                                                                 3,168,302
                                                               -----------
           MEDICAL/NURSING SERVICES (0.6%)
   9,400   Lincare Holdings, Inc.*...........................      297,228
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MISCELLANEOUS COMMERCIAL SERVICES (1.4%)
   9,550   Corporate Executive Board Co. (The)*..............  $   304,836
   8,250   Fair, Isaac & Co., Inc............................      352,275
                                                               -----------
                                                                   657,111
                                                               -----------
           MOVIES/ENTERTAINMENT (0.5%)
   4,550   Pixar, Inc.*......................................      241,105
                                                               -----------
           OFFICE EQUIPMENT/ SUPPLIES (0.3%)
   7,450   Miller (Herman), Inc..............................      137,080
                                                               -----------
           OIL & GAS PRODUCTION (5.1%)
   6,800   Apache Corp.......................................      387,532
   7,850   Cabot Oil & Gas Corp. (Class A)...................      194,523
  30,200   Hurricane Hydrocarbons Ltd. (Class A) (Canada)*...      314,684
  10,000   Kerr-McGee Corp...................................      443,000
  10,425   Quicksilver Resources Inc.*.......................      233,833
  36,825   XTO Energy Inc....................................      909,578
                                                               -----------
                                                                 2,483,150
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (2.3%)
   9,350   BJ Services Co.*..................................      302,099
   3,900   Cooper Cameron Corp.*.............................      194,298
  33,550   Key Energy Services, Inc.*........................      300,944
   9,950   Smith International, Inc.*........................      324,569
                                                               -----------
                                                                 1,121,910
                                                               -----------
           OTHER CONSUMER SERVICES (4.1%)
  17,900   Block (H.&R.), Inc................................      719,580
   3,150   Career Education Corp.*...........................      126,000
  13,800   Corinthian Colleges, Inc.*........................      522,468
  13,350   Weight Watchers International, Inc.*..............      613,700
                                                               -----------
                                                                 1,981,748
                                                               -----------
           PACKAGED SOFTWARE (3.2%)
   4,500   Hyperion Solutions Corp.*.........................      115,515
   6,150   Intuit Inc.*......................................      288,558

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,300   Mercury Interactive Corp.*........................  $   216,445
  15,800   Network Associates, Inc.*.........................      254,222
  11,700   Symantec Corp.*...................................      473,265
  35,750   TIBCO Software, Inc.*.............................      220,935
                                                               -----------
                                                                 1,568,940
                                                               -----------
           PHARMACEUTICALS: OTHER (1.6%)
   3,900   Altana AG (ADR) (Germany)*........................      177,840
   5,100   Medicis Pharmaceutical Corp. (Class A)*...........      253,317
   8,700   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................      335,907
                                                               -----------
                                                                   767,064
                                                               -----------
           PROPERTY - CASUALTY INSURERS (0.8%)
   9,350   RenaissanceRe Holdings Ltd. (Bermuda).............      370,260
                                                               -----------
           PUBLISHING: NEWSPAPERS (0.4%)
   3,500   Media General, Inc. (Class A).....................      209,825
                                                               -----------
           RECREATIONAL PRODUCTS (0.5%)
   3,350   International Game Technology*....................      254,332
                                                               -----------
           REGIONAL BANKS (1.0%)
  16,900   Banknorth Group, Inc..............................      381,940
   3,700   North Fork Bancorporation, Inc....................      124,838
                                                               -----------
                                                                   506,778
                                                               -----------
           RESTAURANTS (2.9%)
   7,800   Brinker International, Inc.*......................      251,550
   4,200   CBRL Group, Inc...................................      126,546
   4,300   Cheesecake Factory, Inc. (The)*...................      155,445
  12,800   Outback Steakhouse, Inc...........................      440,832
   5,850   P.F. Chang's China Bistro, Inc.*..................      212,355
   3,700   Sonic Corp.*......................................       75,813
   4,550   Wendy's International, Inc........................      123,169
                                                               -----------
                                                                 1,385,710
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SAVINGS BANKS (0.4%)
   6,500   New York Community Bancorp, Inc...................  $   187,720
                                                               -----------
           SEMICONDUCTORS (3.5%)
  13,750   Altera Corp.*.....................................      169,675
  37,450   Exar Corp.*.......................................      464,380
  11,850   International Rectifier Corp.*....................      218,751
   8,400   Intersil Corp. (Class A)*.........................      117,096
   8,300   Marvell Technology Group Ltd. (Bermuda)*..........      156,538
  15,662   Microchip Technology Inc..........................      382,936
  35,000   Vitesse Semiconductor Corp.*......................       76,475
   5,750   Xilinx, Inc.*.....................................      118,450
                                                               -----------
                                                                 1,704,301
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (3.7%)
  12,700   Accredo Health, Inc.*.............................      447,675
  42,225   Stericycle, Inc.*.................................    1,367,203
                                                               -----------
                                                                 1,814,878
                                                               -----------
           SPECIALTY STORES (5.8%)
   2,500   Advance Auto Parts, Inc.*.........................      122,250
   8,950   AutoZone, Inc.*...................................      632,318
   9,200   Bed Bath & Beyond Inc.*...........................      317,676
  13,350   Dick's Sporting Goods, Inc.*......................      256,320
   5,000   Michaels Stores, Inc.*............................      156,500
  59,900   Office Depot, Inc.*...............................      884,124
  11,150   Tractor Supply Company*...........................      419,240
                                                               -----------
                                                                 2,788,428
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (0.3%)
   4,600   Adtran, Inc.*.....................................      151,340
                                                               -----------
           TELECOMMUNICATIONS (0.7%)
  29,850   Nextel Communications, Inc. (Class A)*............      344,768
                                                               -----------
           TRUCKING (1.6%)
  13,500   Arkansas Best Corp.*..............................      350,744
   3,750   Landstar System, Inc.*............................      218,850

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,900   Old Dominion Freight Line, Inc.*..................  $   223,965
                                                               -----------
                                                                   793,559
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
  16,050   AGCO Corp.*.......................................      354,705
                                                               -----------
           WATER UTILITIES (1.5%)
  35,550   Philadelphia Suburban Corp........................      732,330
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $47,724,194)...............................   46,434,301
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (4.7%)
           REPURCHASE AGREEMENT
 $ 2,281   Joint repurchase agreement account 1.245% due
           01/02/03 (dated 12/31/02; proceeds
           $2,281,158) (a)
           (COST $2,281,000).................................    2,281,000
                                                               -----------

  TOTAL INVESTMENTS
   (COST $50,005,194) (b)...........................   100.4%  48,715,301
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.4)    (221,754)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $48,493,547
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,238,045 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,527,938, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,289,893.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                              MONEY        DIVERSIFIED       BALANCED
                                              MARKET          INCOME          GROWTH        UTILITIES
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 194,079,660   $  75,944,570+  $ 102,492,162   $  76,418,285
Cash....................................          3,763           2,701             934        --
Receivable for:
  Investments sold......................       --             4,288,894       4,423,722       1,011,969
  Shares of beneficial interest sold....        165,313          14,573         222,710           3,208
  Dividends.............................       --              --               131,715         158,088
  Interest/principal paydowns...........         23,117       1,081,941         286,824          81,583
  Foreign withholding taxes reclaimed...       --              --              --                 8,371
  Variation margin......................       --                 2,906           2,188        --
Prepaid expenses and other assets.......          1,503             573           2,430           3,639
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    194,273,356      81,336,158     107,562,685      77,685,143
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --            11,868,715      10,288,609        --
  Shares of beneficial interest
   redeemed.............................        668,829          96,113          15,021          32,362
  Distribution fee......................          8,886           3,089           2,623           2,339
  Investment management fees............         85,446          23,989          51,352          44,374
  Payable to bank.......................       --              --              --              --
Accrued expenses and other payables.....         25,655          48,887          32,152          32,573
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................        788,816      12,040,793      10,389,757         111,648
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 193,484,540   $  69,295,365   $  97,172,928   $  77,573,495
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 193,484,420   $  94,639,881   $ 110,450,409   $ 115,705,865
Accumulated undistributed net investment
 income (net investment loss)...........            120         831,569          90,112         (12,862)
Accumulated undistributed net realized
 gain (accumulated net realized loss)...       --           (16,203,569)    (18,674,714)    (44,987,275)
Net unrealized appreciation
 (depreciation).........................       --            (9,972,516)      5,307,121       6,867,767
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 193,484,540   $  69,295,365   $  97,172,928   $  77,573,495
                                          =============   =============   =============   =============
    *COST...............................  $ 194,079,660   $  85,957,320   $  97,129,954   $  69,550,518
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 152,478,898   $  54,669,484   $  84,845,803   $  66,824,742
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    152,478,803       7,556,782       6,744,881       5,077,601
    NET ASSET VALUE PER SHARE...........  $        1.00   $        7.23   $       12.58   $       13.16
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $  41,005,642   $  14,625,881   $  12,327,125   $  10,748,753
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     41,005,617       2,026,240         981,786         817,152
    NET ASSET VALUE PER SHARE...........  $        1.00   $        7.22   $       12.56   $       13.15
                                          =============   =============   =============   =============

---------------------

 +    INCLUDES REPURCHASE AGREEMENTS OF $11,896,022.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             DIVIDEND      VALUE-ADDED                       AMERICAN
                                              GROWTH          MARKET          GROWTH      OPPORTUNITIES
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 370,499,767   $ 139,963,998   $  43,447,733   $ 299,145,176
Cash....................................            735             633             326        --
Receivable for:
  Investments sold......................       --               906,725         949,909       8,748,824
  Shares of beneficial interest sold....        364,451         131,394           8,134         172,131
  Dividends.............................        678,329         228,217          47,481         205,380
  Interest/principal paydowns...........             43              76        --                   734
  Foreign withholding taxes reclaimed...       --              --              --                 5,713
  Variation margin......................       --              --              --                10,055
Prepaid expenses and other assets.......          6,016           3,319           1,268           7,291
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    371,549,341     141,234,362      44,454,851     308,295,304
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             1,135,490         941,600       1,977,061
  Shares of beneficial interest
   redeemed.............................        300,758          90,271          98,349         445,629
  Distribution fee......................          6,323           4,016             796           6,608
  Investment management fees............        207,534          62,208          31,791         172,018
  Payable to bank.......................       --              --              --               888,966
Accrued expenses and other payables.....         44,226          34,566          28,071          60,358
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................        558,841       1,326,551       1,100,607       3,550,640
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 370,990,500   $ 139,907,811   $  43,354,244   $ 304,744,664
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 557,029,273   $ 130,384,899   $  87,855,442   $ 604,414,348
Accumulated undistributed net investment
 income (net investment loss)...........             11       1,816,289          41,760       1,032,181
Accumulated undistributed net realized
 gain (accumulated net realized loss)...   (178,449,075)      2,781,379     (42,116,080)   (295,757,921)
Net unrealized appreciation
 (depreciation).........................     (7,589,709)      4,925,244      (2,426,878)     (4,943,944)
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 370,990,500   $ 139,907,811   $  43,354,244   $ 304,744,664
                                          =============   =============   =============   =============
    *COST...............................  $ 378,089,476   $ 135,038,754   $  45,874,611   $ 304,096,642
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 341,672,657   $ 121,064,645   $  39,834,449   $ 274,710,000
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     28,890,683       7,625,759       3,565,160      23,521,650
    NET ASSET VALUE PER SHARE...........  $       11.83   $       15.88   $       11.17   $       11.68
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $  29,317,843   $  18,843,166   $   3,519,795   $  30,034,664
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      2,482,063       1,193,500         317,030       2,583,515
    NET ASSET VALUE PER SHARE...........  $       11.81   $       15.79   $       11.10   $       11.63
                                          =============   =============   =============   =============

                                             CAPITAL          GLOBAL        DEVELOPING
                                          OPPORTUNITIES       EQUITY          GROWTH
                                          --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  28,754,753   $  79,502,249   $  48,715,301
Cash....................................       --                   372          76,049
Receivable for:
  Investments sold......................         61,145        --               111,738
  Shares of beneficial interest sold....         30,106          12,800           3,477
  Dividends.............................          1,679          81,221          12,879
  Interest/principal paydowns...........       --              --                    79
  Foreign withholding taxes reclaimed...       --               159,430        --
  Variation margin......................       --              --              --
Prepaid expenses and other assets.......             79           2,305           1,605
                                          -------------   -------------   -------------
    TOTAL ASSETS........................     28,847,762      79,758,377      48,921,128
                                          -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................         65,140        --               331,418
  Shares of beneficial interest
   redeemed.............................         84,138          85,692          43,381
  Distribution fee......................          1,455             878             583
  Investment management fees............         19,478          71,174          22,064
  Payable to bank.......................       --              --              --
Accrued expenses and other payables.....         43,685          39,372          30,135
                                          -------------   -------------   -------------
    TOTAL LIABILITIES...................        213,896         197,116         427,581
                                          -------------   -------------   -------------
    NET ASSETS..........................  $  28,633,866   $  79,561,261   $  48,493,547
                                          =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 130,840,647   $ 102,572,986   $ 108,225,205
Accumulated undistributed net investment
 income (net investment loss)...........       --               291,514        --
Accumulated undistributed net realized
 gain (accumulated net realized loss)...   (102,488,748)    (10,443,266)    (58,441,765)
Net unrealized appreciation
 (depreciation).........................        281,967     (12,859,973)     (1,289,893)
                                          -------------   -------------   -------------
    NET ASSETS..........................  $  28,633,866   $  79,561,261   $  48,493,547
                                          =============   =============   =============
    *COST...............................  $  28,472,786   $  92,383,393   $  50,005,194
                                          =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  22,097,296   $  75,610,568   $  45,891,725
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      4,018,722       7,160,737       3,967,571
    NET ASSET VALUE PER SHARE...........  $        5.50   $       10.56   $       11.57
                                          =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   6,536,570   $   3,950,693   $   2,601,822
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,196,231         376,080         226,364
    NET ASSET VALUE PER SHARE...........  $        5.46   $       10.50   $       11.49
                                          =============   =============   =============

---------------------

 +    INCLUDES REPURCHASE AGREEMENTS OF $11,896,022.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                            MONEY     DIVERSIFIED     BALANCED
                                            MARKET       INCOME        GROWTH      UTILITIES
                                          ----------  ------------  ------------  ------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $3,631,437  $  4,893,465  $  1,970,549  $    595,268
  Dividends.............................      --            15,707     1,677,335*    3,331,343*
                                          ----------  ------------  ------------  ------------
    TOTAL INCOME........................   3,631,437     4,909,172     3,647,884     3,926,611
                                          ----------  ------------  ------------  ------------
EXPENSES
  Investment management fee.............     978,101       252,899       676,299       650,618
  Distribution fee (Class Y shares).....      87,162        22,266        26,647        28,620
  Custodian fees........................      13,440        20,948        26,101        17,797
  Professional fees.....................      19,079        25,892        18,419        16,833
  Shareholder reports and notices.......      10,288         7,620        13,000         8,218
  Trustees' fees and expenses...........       1,225           315           764           700
  Transfer agent fees and expenses......         500           500           500           500
  Other.................................       2,244        11,081         5,422         3,100
                                          ----------  ------------  ------------  ------------
    TOTAL EXPENSES......................   1,112,039       341,521       767,152       726,386
                                          ----------  ------------  ------------  ------------
    NET INVESTMENT INCOME (LOSS)........   2,519,398     4,567,651     2,880,732     3,200,225
                                          ----------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
  Investments...........................      --       (11,215,714)   (9,305,479)  (23,753,026)
  Futures contracts.....................      --           532,750        76,459       --
  Foreign exchange transactions.........      --           132,500       --            --
                                          ----------  ------------  ------------  ------------
      NET REALIZED GAIN (LOSS)..........      --       (10,550,464)   (9,229,020)  (23,753,026)
                                          ----------  ------------  ------------  ------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments...........................      --        11,399,337    (7,578,468)   (4,884,473)
  Futures contracts.....................      --             9,198       (30,620)      --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................      --               787       --            --
                                          ----------  ------------  ------------  ------------
      NET APPRECIATION (DEPRECIATION)...      --        11,409,322    (7,609,088)   (4,884,473)
                                          ----------  ------------  ------------  ------------
      NET GAIN (LOSS)...................      --           858,858   (16,838,108)  (28,637,499)
                                          ----------  ------------  ------------  ------------
NET INCREASE (DECREASE).................  $2,519,398  $  5,426,509  $(13,957,376) $(25,437,274)
                                          ==========  ============  ============  ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $6,361, $24,806, $125,351, $4,328,
      $31,775, $64, $148,248 AND $1,422, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                            DIVIDEND     VALUE-ADDED                   AMERICAN        CAPITAL        GLOBAL
                                             GROWTH         MARKET        GROWTH     OPPORTUNITIES  OPPORTUNITIES     EQUITY
                                          -------------  ------------  ------------  -------------  -------------  ------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $      58,228  $     21,121  $     38,041  $    654,722   $     13,875   $     46,398
  Dividends.............................     11,870,886*    2,754,669*      573,208     3,081,277*        70,439*     1,404,694*
                                          -------------  ------------  ------------  ------------   ------------   ------------
    TOTAL INCOME........................     11,929,114     2,775,790       611,249     3,735,999         84,314      1,451,092
                                          -------------  ------------  ------------  ------------   ------------   ------------
EXPENSES
  Investment management fee.............      2,920,003       849,731       494,255     2,502,395        335,673      1,011,555
  Distribution fee (Class Y shares).....         66,398        36,010         9,945        75,723         22,827          9,799
  Custodian fees........................         29,365        14,096        32,570        46,125          6,755         31,503
  Professional fees.....................         22,426        20,228        18,357        22,611         22,991         23,596
  Shareholder reports and notices.......         41,422        18,546        12,291        48,489         36,766         17,928
  Trustees' fees and expenses...........          3,524         1,835           469         4,699            246            623
  Transfer agent fees and expenses......            500           500           500           500            500            500
  Other.................................          5,369        18,814         1,102         5,436          1,602          9,120
                                          -------------  ------------  ------------  ------------   ------------   ------------
    TOTAL EXPENSES......................      3,089,007       959,760       569,489     2,705,978        427,360      1,104,624
                                          -------------  ------------  ------------  ------------   ------------   ------------
    NET INVESTMENT INCOME (LOSS)........      8,840,107     1,816,030        41,760     1,030,021       (343,046)       346,468
                                          -------------  ------------  ------------  ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
  Investments...........................    (39,482,430)    3,420,730   (20,099,406)  (78,862,251)   (55,704,147)    (3,288,042)
  Futures contracts.....................       --             --            --          5,344,542        --             --
  Foreign exchange transactions.........       --             --            --              2,171        --             (48,849)
                                          -------------  ------------  ------------  ------------   ------------   ------------
      NET REALIZED GAIN (LOSS)..........    (39,482,430)    3,420,730   (20,099,406)  (73,515,538)   (55,704,147)    (3,336,891)
                                          -------------  ------------  ------------  ------------   ------------   ------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments...........................    (60,956,564)  (36,086,090)   (1,299,207)  (23,988,181)    28,089,327    (16,495,965)
  Futures contracts.....................       --             --            --             (4,733)       --             --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --             --            --                797        --              24,273
                                          -------------  ------------  ------------  ------------   ------------   ------------
      NET APPRECIATION (DEPRECIATION)...    (60,956,564)  (36,086,090)   (1,299,207)  (23,992,117)    28,089,327    (16,471,692)
                                          -------------  ------------  ------------  ------------   ------------   ------------
      NET GAIN (LOSS)...................   (100,438,994)  (32,665,360)  (21,398,613)  (97,507,655)   (27,614,820)   (19,808,583)
                                          -------------  ------------  ------------  ------------   ------------   ------------
NET INCREASE (DECREASE).................  $ (91,598,887) $(30,849,330) $(21,356,853) $(96,477,634)  $(27,957,866)  $(19,462,115)
                                          =============  ============  ============  ============   ============   ============

                                           DEVELOPING
                                             GROWTH
                                          ------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $     28,357
  Dividends.............................       205,229*
                                          ------------
    TOTAL INCOME........................       233,586
                                          ------------
EXPENSES
  Investment management fee.............       331,484
  Distribution fee (Class Y shares).....         7,139
  Custodian fees........................        31,730
  Professional fees.....................        21,034
  Shareholder reports and notices.......        16,079
  Trustees' fees and expenses...........           537
  Transfer agent fees and expenses......           500
  Other.................................         1,756
                                          ------------
    TOTAL EXPENSES......................       410,259
                                          ------------
    NET INVESTMENT INCOME (LOSS)........      (176,673)
                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
  Investments...........................   (18,055,817)
  Futures contracts.....................       --
  Foreign exchange transactions.........       --
                                          ------------
      NET REALIZED GAIN (LOSS)..........   (18,055,817)
                                          ------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments...........................    (4,627,220)
  Futures contracts.....................       --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --
                                          ------------
      NET APPRECIATION (DEPRECIATION)...    (4,627,220)
                                          ------------
      NET GAIN (LOSS)...................   (22,683,037)
                                          ------------
NET INCREASE (DECREASE).................  $(22,859,710)
                                          ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $6,361, $24,806, $125,351, $4,328,
      $31,775, $64, $148,248 AND $1,422, RESPECTIVELY.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                           MONEY MARKET                       DIVERSIFIED INCOME
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income........................    $   2,519,398      $   6,424,048      $   4,567,651      $   4,913,959
Net realized loss............................        --                 --               (10,550,464)        (4,352,318)
Net change in unrealized
 appreciation/depreciation...................        --                 --                11,409,322         (3,385,570)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................        2,519,398          6,424,048          5,426,509         (2,823,929)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,146,983)        (5,968,867)        (2,672,959)        (3,584,851)
  Class Y shares.............................         (372,357)          (455,198)          (418,622)          (120,962)
Net realized gain
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
Paid-in-capital
  Class X shares.............................        --                 --                 --                  (822,504)
  Class Y shares.............................        --                 --                 --                   (27,753)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,519,340)        (6,424,065)        (3,091,581)        (4,556,070)
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (13,661,167)        86,197,737          6,356,434         (2,060,952)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................      (13,661,109)        86,197,720          8,691,362         (9,440,951)

NET ASSETS:
Beginning of period..........................      207,145,649        120,947,929         60,604,003         70,044,954
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 193,484,540      $ 207,145,649      $  69,295,365      $  60,604,003
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)................    $         120      $          62      $     831,569      $    (694,723)
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         BALANCED GROWTH                          UTILITIES
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:                                      $   2,880,732      $   3,650,214      $   3,200,225      $   3,453,932
Net realized loss............................       (9,229,020)        (6,018,525)       (23,753,026)       (20,470,833)
Net change in unrealized
 appreciation/depreciation...................       (7,609,088)         3,585,643         (4,884,473)       (32,478,677)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................      (13,957,376)         1,217,332        (25,437,274)       (49,495,578)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,731,171)        (3,520,286)        (2,803,574)        (3,259,412)
  Class Y shares.............................         (281,828)          (150,033)          (356,108)          (234,095)
Net realized gain
  Class X shares.............................        --                 --                 --                (3,115,319)
  Class Y shares.............................        --                 --                 --                  (223,194)
Paid-in-capital
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (3,012,999)        (3,670,319)        (3,159,682)        (6,832,020)
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (10,321,727)         4,551,542        (25,265,054)       (14,220,570)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................      (27,292,102)         2,098,555        (53,862,010)       (70,548,168)

NET ASSETS:
Beginning of period..........................      124,465,030        122,366,475        131,435,505        201,983,673
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $  97,172,928      $ 124,465,030      $  77,573,495      $ 131,435,505
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)................    $      90,112      $     (13,011)     $     (12,862)     $      (7,155)
                                                 =============      =============      =============      =============

                                                         DIVIDEND GROWTH
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:                                      $   8,840,107      $  10,553,083
Net realized loss............................      (39,482,430)       (41,196,110)
Net change in unrealized
 appreciation/depreciation...................      (60,956,564)        (3,965,420)
                                                 -------------      -------------
    NET INCREASE (DECREASE)..................      (91,598,887)       (34,608,447)
                                                 -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (8,353,169)       (10,319,773)
  Class Y shares.............................         (486,953)          (233,284)
Net realized gain
  Class X shares.............................        --                 --
  Class Y shares.............................        --                 --
Paid-in-capital
  Class X shares.............................        --                 --
  Class Y shares.............................        --                 --
                                                 -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (8,840,122)       (10,553,057)
                                                 -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (78,910,159)       (26,747,531)
                                                 -------------      -------------
    TOTAL INCREASE (DECREASE)................     (179,349,168)       (71,909,035)
NET ASSETS:
Beginning of period..........................      550,339,668        622,248,703
                                                 -------------      -------------
END OF PERIOD................................    $ 370,990,500      $ 550,339,668
                                                 =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)................    $          11      $          26
                                                 =============      =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                        VALUE-ADDED MARKET                          GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   1,816,030      $   2,101,779      $      41,760      $     (52,670)
Net realized gain (loss).....................        3,420,730           (637,563)       (20,099,406)       (17,176,498)
Net change in unrealized
 appreciation/depreciation...................      (36,086,090)        (5,259,173)        (1,299,207)        (3,560,062)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (30,849,330)        (3,794,957)       (21,356,853)       (20,789,230)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (1,937,562)        (1,701,977)         --                 --
  Class Y shares.............................         (163,395)           (44,343)         --                 --
Net realized gain
  Class X shares.............................        --               (10,102,756)         --                (5,952,539)
  Class Y shares.............................        --                  (264,950)         --                  (225,786)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,100,957)       (12,114,026)         --                (6,178,325)
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (20,008,345)        20,998,125        (19,768,451)       (23,997,827)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................      (52,958,632)         5,089,142        (41,125,304)       (50,965,382)

NET ASSETS:
Beginning of period..........................      192,866,443        187,777,301         84,479,548        135,444,930
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 139,907,811      $ 192,866,443      $  43,354,244      $  84,479,548
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME......................................    $   1,816,289      $   2,101,216      $      41,760          --
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      AMERICAN OPPORTUNITIES                CAPITAL OPPORTUNITIES
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:                                      $   1,030,021      $   2,661,336      $    (343,046)     $    (529,528)
Net realized gain (loss).....................      (73,515,538)      (190,965,307)       (55,704,147)       (39,078,615)
Net change in unrealized
 appreciation/depreciation...................      (23,992,117)       (54,528,081)        28,089,327         (5,424,842)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (96,477,634)      (242,832,052)       (27,957,866)       (45,032,985)
                                                 -------------      -------------      -------------      -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,513,231)        (1,435,727)         --                 --
  Class Y shares.............................         (147,685)           (55,819)         --                 --
Net realized gain
  Class X shares.............................        --              (147,429,966)         --                 --
  Class Y shares.............................        --                (6,450,620)         --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,660,916)      (155,372,132)         --                 --
                                                 -------------      -------------      -------------      -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      (89,896,539)        45,082,641        (10,307,026)        (9,954,181)
                                                 -------------      -------------      -------------      -------------

    TOTAL INCREASE (DECREASE)................     (189,035,089)      (353,121,543)       (38,264,892)       (54,987,166)

NET ASSETS:
Beginning of period..........................      493,779,753        846,901,296         66,898,758        121,885,924
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 304,744,664      $ 493,779,753      $  28,633,866      $  66,898,758
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME......................................    $   1,032,181      $   2,660,905          --                 --
                                                 =============      =============      =============      =============

                                                          GLOBAL EQUITY                       DEVELOPING GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:                                      $     346,468      $     391,789      $    (176,673)     $     (64,807)
Net realized gain (loss).....................       (3,336,891)        (7,067,809)       (18,055,817)       (39,736,895)
Net change in unrealized
 appreciation/depreciation...................      (16,471,692)       (22,260,315)        (4,627,220)         3,402,756
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (19,462,115)       (28,936,335)       (22,859,710)       (36,398,946)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................          (80,154)          (987,392)         --                (1,094,843)
  Class Y shares.............................        --                   (19,263)         --                   (26,859)
Net realized gain
  Class X shares.............................        --               (13,996,765)         --               (17,180,796)
  Class Y shares.............................        --                  (279,401)         --                  (435,878)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........          (80,154)       (15,282,821)         --               (18,738,376)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (23,468,339)        (5,615,209)       (17,133,000)          (732,345)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (43,010,608)       (49,834,365)       (39,992,710)       (55,869,667)
NET ASSETS:
Beginning of period..........................      122,571,869        172,406,234         88,486,257        144,355,924
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $  79,561,261      $ 122,571,869      $  48,493,547      $  88,486,257
                                                 =============      =============      =============      =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME......................................    $     291,514      $      74,049          --                 --
                                                 =============      =============      =============      =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                            MONEY MARKET                         DIVERSIFIED INCOME
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................       119,285,645         156,518,594           1,401,928           1,056,505
Reinvestment of dividends and
 distributions...............................         2,146,983           5,968,867             383,157             600,798
Redeemed.....................................      (144,910,533)       (104,805,157)         (2,348,029)         (2,411,769)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (23,477,905)         57,682,304            (562,944)           (754,466)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $ 119,285,645       $ 156,518,594       $   9,828,447       $   7,955,121
Reinvestment of dividends and
 distributions...............................         2,146,983           5,968,867           2,672,959           4,407,355
Redeemed.....................................      (144,910,533)       (104,805,157)        (16,427,076)        (17,914,208)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (23,477,905)      $  57,682,304       $  (3,925,670)      $  (5,551,732)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................        48,033,474          41,730,692           1,657,735             544,086
Reinvestment of dividends and
 distributions...............................           372,357             455,198              59,826              20,615
Redeemed.....................................       (38,589,093)        (13,670,457)           (244,617)            (88,453)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................         9,816,738          28,515,433           1,472,944             476,248
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  48,033,474       $  41,730,692       $  11,579,296       $   3,986,133
Reinvestment of dividends and
 distributions...............................           372,357             455,198             418,622             148,715
Redeemed.....................................       (38,589,093)        (13,670,457)         (1,715,814)           (644,068)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $   9,816,738       $  28,515,433       $  10,282,104       $   3,490,780
                                                  =============       =============       =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          BALANCED GROWTH                            UTILITIES
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................           724,016           1,005,857             301,789             512,332
Reinvestment of dividends and
 distributions...............................           205,346             242,190             197,658             330,721
Redeemed.....................................        (2,119,779)         (1,430,042)         (2,380,363)         (2,073,951)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (1,190,417)           (181,995)         (1,880,916)         (1,230,898)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   9,873,756       $  15,076,205       $   4,375,976       $  10,522,586
Reinvestment of dividends and
 distributions...............................         2,731,171           3,520,286           2,803,574           6,374,731
Redeemed.....................................       (28,467,516)        (21,226,722)        (33,881,020)        (41,492,208)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (15,862,589)      $  (2,630,231)      $ (26,701,470)      $ (24,594,891)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................           560,381             555,827             335,317             640,246
Reinvestment of dividends and
 distributions...............................            21,469              10,376              25,390              24,017
Redeemed.....................................          (179,996)            (84,095)           (273,414)           (163,471)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................           401,854             482,108              87,293             500,792
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   7,630,860       $   8,237,986       $   4,899,620       $  12,913,794
Reinvestment of dividends and
 distributions...............................           281,828             150,033             356,108             457,289
Redeemed.....................................        (2,371,826)         (1,206,246)         (3,819,312)         (2,996,762)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $   5,540,862       $   7,181,773       $   1,436,416       $  10,374,321
                                                  =============       =============       =============       =============

                                                          DIVIDEND GROWTH
                                               --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................         1,816,448           3,428,466
Reinvestment of dividends and
 distributions...............................           644,042             697,138
Redeemed.....................................        (9,442,311)         (7,340,562)
                                                  -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (6,981,821)         (3,214,958)
                                                  =============       =============
AMOUNT
Sold.........................................     $  24,354,692       $  53,069,189
Reinvestment of dividends and
 distributions...............................         8,353,169          10,319,773
Redeemed.....................................      (124,347,345)       (110,968,214)
                                                  -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (91,639,484)      $ (47,579,252)
                                                  =============       =============
CLASS Y SHARES
SHARES
Sold.........................................         1,428,587           1,522,930
Reinvestment of dividends and
 distributions...............................            38,352              15,972
Redeemed.....................................          (522,959)           (176,332)
                                                  -------------       -------------
NET INCREASE - CLASS Y.......................           943,980           1,362,570
                                                  =============       =============
AMOUNT
Sold.........................................     $  19,114,664       $  23,172,501
Reinvestment of dividends and
 distributions...............................           486,953             233,284
Redeemed.....................................        (6,872,292)         (2,574,064)
                                                  -------------       -------------
NET INCREASE - CLASS Y.......................     $  12,729,325       $  20,831,721
                                                  =============       =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                         VALUE-ADDED MARKET                            GROWTH
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................         1,005,911           1,789,225             395,097             565,902
Reinvestment of dividends and
 distributions...............................           107,048             600,444           --                    365,635
Redeemed.....................................        (2,997,915)         (1,887,319)         (2,005,315)         (2,599,271)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (1,884,956)            502,350          (1,610,218)         (1,667,734)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  17,757,380       $  35,010,961       $   5,105,430       $   9,604,602
Reinvestment of dividends and
 distributions...............................         1,937,562          11,804,733           --                  5,952,539
Redeemed.....................................       (50,407,468)        (36,103,441)        (25,381,091)        (42,212,254)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (30,712,526)      $  10,712,253       $ (20,275,661)      $ (26,655,113)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................           942,345             580,496             136,527             250,842
Reinvestment of dividends and
 distributions...............................             9,062              15,772           --                     13,912
Redeemed.....................................          (334,532)            (62,584)           (103,816)           (111,163)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................           616,875             533,684              32,711             153,591
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  16,143,557       $  11,095,603       $   1,832,084       $   4,141,111
Reinvestment of dividends and
 distributions...............................           163,395             309,293           --                    225,786
Redeemed.....................................        (5,602,771)         (1,119,024)         (1,324,874)         (1,709,611)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $  10,704,181       $  10,285,872       $     507,210       $   2,657,286
                                                  =============       =============       =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       AMERICAN OPPORTUNITIES                  CAPITAL OPPORTUNITIES
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................         1,385,445           1,497,080             589,277           1,121,163
Reinvestment of dividends and
 distributions...............................           186,580           8,989,474           --                  --
Redeemed.....................................        (8,935,569)         (8,754,078)         (2,238,406)         (3,057,558)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (7,363,544)          1,732,476          (1,649,129)         (1,936,395)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  18,386,151       $  29,649,691       $   4,328,497       $  13,079,396
Reinvestment of dividends and
 distributions...............................         2,513,231         148,865,693           --                  --
Redeemed.....................................      (117,722,907)       (163,483,385)        (15,590,037)        (32,484,240)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (96,823,525)      $  15,031,999       $ (11,261,540)      $ (19,404,844)
                                                  =============       =============       =============       =============

CLASS Y SHARES
SHARES
Sold.........................................         1,117,040           1,546,786             711,761           1,072,476
Reinvestment of dividends and
 distributions...............................            10,997             394,091           --                  --
Redeemed.....................................          (605,031)           (368,371)           (685,448)           (221,119)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................           523,006           1,572,506              26,313             851,357
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $  14,735,675       $  29,703,694       $   5,340,206       $  11,667,034
Reinvestment of dividends and
 distributions...............................           147,685           6,506,439           --                  --
Redeemed.....................................        (7,956,374)         (6,159,491)         (4,385,692)         (2,216,371)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $   6,926,986       $  30,050,642       $     954,514       $   9,450,663
                                                  =============       =============       =============       =============

                                                           GLOBAL EQUITY                         DEVELOPING GROWTH
                                               --------------------------------------  --------------------------------------
                                                  FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                     ENDED               ENDED               ENDED               ENDED
                                               DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                               ------------------  ------------------  ------------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................           331,885             506,603             263,100             455,150
Reinvestment of dividends and
 distributions...............................             6,608           1,077,998           --                  1,031,939
Redeemed.....................................        (2,462,599)         (2,239,530)         (1,636,123)         (1,648,382)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        (2,124,106)           (654,929)         (1,373,023)           (161,293)
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   3,897,393       $   7,476,151       $   3,579,933       $   8,918,074
Reinvestment of dividends and
 distributions...............................            80,154          14,984,157           --                 18,275,639
Redeemed.....................................       (28,327,330)        (31,729,129)        (21,293,539)        (30,296,517)
                                                  -------------       -------------       -------------       -------------
NET INCREASE (DECREASE) - CLASS X............     $ (24,349,783)      $  (9,268,821)      $ (17,713,606)      $  (3,102,804)
                                                  =============       =============       =============       =============
CLASS Y SHARES
SHARES
Sold.........................................           149,454             255,806             113,513             146,806
Reinvestment of dividends and
 distributions...............................         --                     21,533           --                     26,202
Redeemed.....................................           (73,439)            (28,508)            (73,538)            (52,885)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................            76,015             248,831              39,975             120,123
                                                  =============       =============       =============       =============
AMOUNT
Sold.........................................     $   1,721,233       $   3,748,674       $   1,497,355       $   2,877,661
Reinvestment of dividends and
 distributions...............................         --                    298,664           --                    462,738
Redeemed.....................................          (839,789)           (393,726)           (916,749)           (969,940)
                                                  -------------       -------------       -------------       -------------
NET INCREASE - CLASS Y.......................     $     881,444       $   3,653,612       $     580,606       $   2,370,459
                                                  =============       =============       =============       =============

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities (formerly Mid-Cap Equity (the Portfolio's name changed effective May 1, 2002)) which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
    Diversified Income      Seeks, as a primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, to maximize total return, but only to
                            the extent consistent with its primary objective,
                            by equally allocating its assets among three
                            separate groupings of fixed income securities.
     Balanced Growth        Seeks to achieve capital growth with reasonable
                            current income by investing primarily in common
                            stock of companies which have a record of paying
                            dividends and have the potential for increasing
                            dividends, investment grade corporate debt
                            securities, asset-backed securities and U.S.
                            government securities.
        Utilities           Seeks both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies in the utilities industry.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stock of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Value-Added          Seeks to achieve a high level of total return on
          Market            its assets through a combination of capital
                            appreciation and current income by investing, on
                            an equally-weighted basis, in a diversified
                            portfolio of common stocks of the companies which
                            are represented in the Standard & Poor's 500
                            Composite Stock Price Index.
          Growth            Seeks long-term growth of capital by investing
                            primarily in common stocks and securities
                            convertible into common stocks issued by domestic
                            and foreign companies.
  American Opportunities    Seeks long-term capital growth consistent with an
                            effort to reduce volatility by investing
                            principally in common stock of companies in
                            industries which, at the time of the investment,
                            are believed to have attractive earnings
                            potential.
  Capital Opportunities     Seeks long-term capital growth by investing
                            primarily in equity securities of medium-sized
                            companies with market capitalization's within the
                            capitalization range of companies comprising the
                            Standard & Poor's Mid-Cap 400 Index.
      Global Equity         Seeks to obtain total return on its assets
                            primarily through long-term capital growth and, to
                            a lesser extent, from income, through investments
                            in equity securities of companies located in
                            various countries around the world.
    Developing Growth       Seeks long-term capital growth by investing
                            primarily in equity securities of smaller and
                            medium-sized companies that have the potential for
                            growing more rapidly than the economy.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or (in the case of Growth) by Morgan Stanley Investment Management Inc. ("MSIM"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Portfolios may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                      ANNUAL
PORTFOLIO                              RATE
---------                             ------
Money Market........................   0.50%
Diversified Income..................   0.40
Balanced Growth.....................   0.60
Utilities...........................   0.65
Dividend Growth.....................    *
Value-Added Market..................   0.50
                                      ANNUAL
PORTFOLIO                              RATE
---------                             ------
Growth..............................   0.80%
American Opportunities..............   **
Capital Opportunities...............   0.75
Global Equity.......................   1.00
Developing Growth...................   0.50

------------------

 * 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
 ** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

Under a Sub-Advisory Agreement between MSIM and the Investment Manager, MSIM provides Growth with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays MSIM monthly compensation equal to 40% of its monthly compensation.

Prior to October 1, 2002, under a Sub-Advisory Agreement between TCW Investment Management Company ("TCW") and the Investment Manager, TCW provided Capital Opportunities with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid TCW monthly compensation equal to 40% of its monthly compensation.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2002 were as follows:

                                        U.S. GOVERNMENT SECURITIES                  OTHER
                                      ------------------------------  ---------------------------------
                                       PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                      ------------  ----------------  ---------------  ----------------
Money Market........................  $194,664,427    $209,692,465    $1,260,946,145    $1,262,375,000
Diversified Income..................    45,657,846      40,682,043        17,758,855        20,292,384
Balanced Growth.....................    15,258,476      13,679,423       165,340,370       174,863,073
Utilities...........................     3,402,210       3,890,161        70,365,894        94,372,323
Dividend Growth.....................       --             --             101,461,993       175,721,163
Value-Added Market..................       --             --              13,810,599        33,411,892
Growth..............................       --             --              81,012,830       100,643,414
American Opportunities..............    29,081,475      29,108,341     1,119,405,708     1,222,651,898
Capital Opportunities...............       --             --              45,665,451        55,961,615
Global Equity.......................       --             --              43,464,632        62,985,966
Developing Growth...................       --             --             163,456,199       180,545,154

Included in the aforementioned purchases and sales of Balanced Growth are transactions with Hartford Financial Services Group, Inc, an affiliate of the Fund as follows: sales of corporate bonds of $26,777, including a realized gain of $1,352 and purchases of common stocks of $649,195.

Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $86,120 and sales of Hartford Financial Services Group, Inc. of $64,123, including a net realized gain of $394.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The following Portfolios had transactions with other Morgan Stanley Funds during the year ended December 31, 2002:

                                                              NET REALIZED
                                     PURCHASES     SALES     GAINS (LOSSES)
                                     ----------  ----------  --------------
Balanced Growth....................  $  313,000      --           --
Utilities..........................      --      $1,158,750   $(7,270,882)
Dividend Growth....................     205,000   2,670,957       (27,037)
Growth.............................      --          28,950       (26,962)
American Opportunities.............   2,609,695   1,095,270      (246,836)
Capital Opportunities..............   1,049,657      23,275      (250,076)
Global Equity......................     166,650      --           --
Developing Growth..................     202,496     442,899      (149,053)

Included in the receivable for investments sold at December 31, 2002 for American Opportunities is $257,825 for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor.

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED             DIVIDEND            AMERICAN        CAPITAL     GLOBAL   DEVELOPING
 GROWTH   UTILITIES   GROWTH   GROWTH  OPPORTUNITIES  OPPORTUNITIES  EQUITY     GROWTH
--------  ---------  --------  ------  -------------  -------------  -------  ----------
$33,374   $107,130   $46,733   $9,011    $308,630         $7,672     $34,105    $5,398
=======   ========   =======   ======    ========         ======     =======    ======

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for executed portfolio transactions:

BALANCED             DIVIDEND    AMERICAN
 GROWTH   UTILITIES   GROWTH   OPPORTUNITIES
--------  ---------  --------  -------------
 $2,295    $1,350    $10,170      $3,227
 ======    ======    =======      ======

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                   (AMOUNTS IN THOUSANDS)
                                      ------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,     2006  2007   2008      2009     2010     TOTAL
------------------------------------  ----  ----  -------  --------  -------  --------
Diversified Income..................  $153  $941  $ 1,681  $  2,688  $ 6,964  $ 12,427
Balanced Growth.....................   --    --       837        66   16,575    17,478
Utilities...........................   --    --     --       20,814   21,143    41,957
Dividend Growth.....................   --    --    83,533    21,046   58,750   163,329
Growth..............................   --    --     --       15,101   16,390    31,491
American Opportunities..............   --    --     --      209,504   73,725   283,229
Capital Opportunities...............   --    --       937    42,667   58,131   101,735
Global Equity.......................   --    --     --        6,731    2,663     9,394
Developing Growth...................   --    --     --       39,250   18,312    57,562

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following portfolios incurred and will elect to defer post-October losses during fiscal 2002: Diversified Income -- $3,730,000; Utilities -- $265,000; Dividend Growth -- $4,523,000; Growth --
$809,000; American Opportunities -- $3,123,000; Capital Opportunities -- $14,000; Global Equity -- $1,061,000; Developing Growth -- $410,000.

At December 31, 2002, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                        TEMPORARY DIFFERENCES     PERMANENT DIFFERENCES
                                      -------------------------  -----------------------
                                        POST-         LOSS         FOREIGN        NET
                                       OCTOBER   DEFERRALS FROM    CURRENCY    OPERATING
                                       LOSSES      WASH SALES    GAINS/LOSSES    LOSS
                                      ---------  --------------  ------------  ---------
Diversified Income..................        -                             -
Balanced Growth.....................                       -
Utilities...........................        -              -
Dividend Growth.....................        -              -
Value-Added.........................                       -
Growth..............................        -              -
American Opportunities..............        -              -              -
Capital Opportunities...............        -              -                           -
Global Equity.......................        -              -              -
Developing Growth...................        -              -                           -

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Additionally, Diversified Income had temporary differences attributable to interest on bonds in default and Diversified Income and Balanced Growth had permanent differences attributable to reclassification of net losses on paydowns. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities:
Diversified Income, Balanced Growth and Utilities.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                      ACCUMULATED UNDISTRIBUTED    ACCUMULATED UNDISTRIBUTED
                                     NET INVESTMENT INCOME (LOSS)  NET REALIZED GAIN (LOSS)   PAID-IN CAPITAL
                                     ----------------------------  -------------------------  ---------------
Diversified Income.................            $ 50,222                    $ (42,749)            $  (7,473)
Balanced Growth....................             235,390                     (235,390)              --
Utilities..........................             (46,250)                      46,250               --
American Opportunities.............               2,171                       (2,171)              --
Capital Opportunities..............             343,046                   --                      (343,046)
Global Equity......................             (48,849)                      48,849               --
Developing Growth..................             176,673                   --                      (176,673)

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, Diversified and American Opportunities had outstanding forward contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2002, Balanced Growth, Diversified Income and American Opportunities had outstanding futures contacts.

7. PORTFOLIO LIQUIDATIONS
On August 20, 2002, the respective shareholders of the North American Government Securities Portfolio and Emerging Markets Portfolio approved the liquidations of these Portfolios. On September 25, 2002, the Portfolios were liquidated, with the value of each Portfolio's shares transferred to the Money Market Portfolio.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
                                  VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        ----------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1998....................         $ 1.00            $ 0.05              --                  $ 0.05             $(0.05)
1999....................           1.00              0.05              --                    0.05              (0.05)
2000(a).................           1.00              0.06*             --                    0.06              (0.06)
2001....................           1.00              0.04*             --                    0.04              (0.04)
2002....................           1.00              0.01*             --                    0.01              (0.01)
CLASS Y SHARES
2000(b).................           1.00              0.03*             --                    0.03              (0.03)
2001....................           1.00              0.04*             --                    0.04              (0.04)
2002....................           1.00              0.01*             --                    0.01              (0.01)
DIVERSIFIED INCOME
CLASS X SHARES
1998....................          10.29              0.79              $(0.37)               0.42              (0.77)
1999....................           9.93              0.78               (0.96)              (0.18)             (0.77)
2000(a).................           8.96              0.76*              (1.15)              (0.39)             (0.65)
2001....................           7.83              0.56*              (0.88)              (0.32)             (0.42)
2002....................           6.99              0.51*               0.08                0.59              (0.35)
CLASS Y SHARES
2000(b).................           8.58              0.33*              (0.73)              (0.40)             (0.33)
2001....................           7.81              0.52*              (0.86)              (0.34)             (0.41)
2002....................           6.97              0.48*               0.10                0.58              (0.33)
BALANCED GROWTH
CLASS X SHARES
1998....................          15.03              0.44                1.68                2.12              (0.43)
1999....................          16.38              0.48                0.15                0.63              (0.48)
2000(a).................          14.63              0.47*               0.42                0.89              (0.51)
2001....................          14.90              0.44*              (0.28)               0.16              (0.44)
2002....................          14.62              0.36*              (2.02)              (1.66)             (0.38)
CLASS Y SHARES
2000(b).................          13.67              0.18*               1.25                1.43              (0.22)
2001....................          14.88              0.39*              (0.27)               0.12              (0.41)
2002....................          14.59              0.32*              (2.01)              (1.69)             (0.34)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1998....................           --                    $(0.05)           $ 1.00            5.16%         $120,185
1999....................           --                     (0.05)             1.00            4.78           135,675
2000(a).................           --                     (0.06)             1.00            5.98           118,274
2001....................           --                     (0.04)             1.00            3.88           175,957
2002....................           --                     (0.01)             1.00            1.34           152,479
CLASS Y SHARES
2000(b).................           --                     (0.03)             1.00            2.58(1)          2,673
2001....................           --                     (0.04)             1.00            3.62            31,189
2002....................           --                     (0.01)             1.00            1.09            41,006
DIVERSIFIED INCOME
CLASS X SHARES
1998....................           $(0.01)                (0.78)             9.93            4.22            93,991
1999....................            (0.02)++              (0.79)             8.96           (1.83)           86,270
2000(a).................            (0.09)++              (0.74)             7.83           (4.74)           69,443
2001....................            (0.10)++              (0.52)             6.99           (4.06)           56,745
2002....................           --                     (0.35)             7.23            8.67            54,669
CLASS Y SHARES
2000(b).................            (0.04)++              (0.37)             7.81           (4.68)(1)           602
2001....................            (0.09)++              (0.50)             6.97           (4.41)            3,859
2002....................           --                     (0.33)             7.22            8.59            14,626
BALANCED GROWTH
CLASS X SHARES
1998....................            (0.34)                (0.77)            16.38           14.41           107,852
1999....................            (1.90)                (2.38)            14.63            3.52           128,299
2000(a).................            (0.11)                (0.62)            14.90            6.37           120,911
2001....................           --                     (0.44)            14.62            1.21           116,002
2002....................           --                     (0.38)            12.58          (11.49)           84,846
CLASS Y SHARES
2000(b).................           --                     (0.22)            14.88           10.55(1)          1,455
2001....................           --                     (0.41)            14.59            0.86             8,463
2002....................           --                     (0.34)            12.56          (11.66)           12,327

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET            PORTFOLIO
FOR THE YEAR                              INVESTMENT        TURNOVER
ENDED DECEMBER 31         EXPENSES          INCOME            RATE
-----------------         --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1998....................     0.55%            5.02%             N/A
1999....................     0.54             4.67              N/A
2000(a).................     0.55             5.80              N/A
2001....................     0.52             3.63              N/A
2002....................     0.52             1.34              N/A
CLASS Y SHARES
2000(b).................     0.80(2)          5.55(2)           N/A
2001....................     0.77             3.38              N/A
2002....................     0.77             1.09              N/A
DIVERSIFIED INCOME
CLASS X SHARES
1998....................     0.49             7.92              111%
1999....................     0.48             8.31               69
2000(a).................     0.47             8.92               33
2001....................     0.49             7.48              114
2002....................     0.50             7.26              115
CLASS Y SHARES
2000(b).................     0.72(2)          9.23(2)            33
2001....................     0.74             7.23              114
2002....................     0.75             7.01              115
BALANCED GROWTH
CLASS X SHARES
1998....................     0.71             2.87               93
1999....................     0.64             3.10               37
2000(a).................     0.64             3.29               39
2001....................     0.64             2.95               71
2002....................     0.66             2.58              161
CLASS Y SHARES
2000(b).................     0.86(2)          2.90(2)            39
2001....................     0.89             2.70               71
2002....................     0.91             2.33              161

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
                                  VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        ----------        --------------        ----------        ------------
UTILITIES
CLASS X SHARES
1998....................         $15.84            $ 0.37              $ 3.06              $ 3.43             $(0.37)
1999....................          18.71              0.34                7.69                8.03              (0.34)
2000(a).................          26.25              0.38*              (0.79)              (0.41)             (0.40)
2001....................          23.99              0.43*              (6.45)              (6.02)             (0.45)
2002....................          17.10              0.47*              (3.93)              (3.46)             (0.48)
CLASS Y SHARES
2000(b).................          26.06              0.15*              (2.04)              (1.89)             (0.18)
2001....................          23.99              0.40*              (6.48)              (6.08)             (0.40)
2002....................          17.09              0.44*              (3.93)              (3.49)             (0.45)
DIVIDEND GROWTH
CLASS X SHARES
1998....................          19.57              0.39                3.38                3.77              (0.39)
1999....................          22.05              0.40               (0.10)               0.30              (0.40)
2000(a).................          19.92              0.33*               0.05                0.38              (0.37)
2001....................          15.85              0.27*              (1.13)              (0.86)             (0.28)
2002....................          14.71              0.26*              (2.88)              (2.62)             (0.26)
CLASS Y SHARES
2000(b).................          14.14              0.10*               1.73                1.83              (0.13)
2001....................          15.84              0.23*              (1.13)              (0.90)             (0.25)
2002....................          14.69              0.23*              (2.88)              (2.65)             (0.23)
VALUE-ADDED MARKET
CLASS X SHARES
1998....................          17.56              0.22                1.90                2.12              (0.22)
1999....................          19.19              0.22                2.08                2.30              (0.22)
2000(a).................          20.54              0.26*               1.95                2.21              (0.09)
2001....................          20.75              0.22*              (0.56)              (0.34)             (0.19)
2002....................          19.12              0.19*              (3.22)              (3.03)             (0.21)
CLASS Y SHARES
2000(b).................          18.74              0.09*               1.89                1.98             --
2001....................          20.72              0.16*              (0.55)              (0.39)             (0.18)
2002....................          19.05              0.16*              (3.22)              (3.06)             (0.20)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
UTILITIES
CLASS X SHARES
1998....................           $(0.19)               $(0.56)           $18.71           22.23%         $ 85,683
1999....................            (0.15)                (0.49)            26.25           43.71           165,368
2000(a).................            (1.45)                (1.85)            23.99           (1.91)          196,489
2001....................            (0.42)                (0.87)            17.10          (25.51)          118,964
2002....................           --                     (0.48)            13.16          (20.37)           66,825
CLASS Y SHARES
2000(b).................           --                     (0.18)            23.99           (7.26)(1)         5,494
2001....................            (0.42)                (0.82)            17.09          (25.69)           12,471
2002....................           --                     (0.45)            13.15          (20.58)           10,749
DIVIDEND GROWTH
CLASS X SHARES
1998....................            (0.90)                (1.29)            22.05           19.73           723,285
1999....................            (2.03)                (2.43)            19.92            0.53           742,811
2000(a).................            (4.08)                (4.45)            15.85            5.36           619,469
2001....................           --                     (0.28)            14.71           (5.45)          527,738
2002....................           --                     (0.26)            11.83          (17.92)          341,673
CLASS Y SHARES
2000(b).................           --                     (0.13)            15.84           13.02(1)          2,780
2001....................           --                     (0.25)            14.69           (5.71)           22,602
2002....................           --                     (0.23)            11.81          (18.15)           29,318
VALUE-ADDED MARKET
CLASS X SHARES
1998....................            (0.27)                (0.49)            19.19           12.19           174,824
1999....................            (0.73)                (0.95)            20.54           12.15           189,708
2000(a).................            (1.91)                (2.00)            20.75           11.98           186,887
2001....................            (1.10)                (1.29)            19.12           (1.83)          181,881
2002....................           --                     (0.21)            15.88          (15.97)          121,065
CLASS Y SHARES
2000(b).................           --                    --                 20.72           10.57(1)            890
2001....................            (1.10)                (1.28)            19.05           (2.04)           10,985
2002....................           --                     (0.20)            15.79          (16.21)           18,843

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET            PORTFOLIO
FOR THE YEAR                              INVESTMENT        TURNOVER
ENDED DECEMBER 31         EXPENSES          INCOME            RATE
-----------------         --------        ----------        ---------
UTILITIES
CLASS X SHARES
1998....................     0.71%            2.21%              19%
1999....................     0.70             1.63               31
2000(a).................     0.69             1.43               32
2001....................     0.69             2.15               49
2002....................     0.70             3.22               77
CLASS Y SHARES
2000(b).................     0.95(2)          1.40(2)            32
2001....................     0.94             1.90               49
2002....................     0.95             2.97               77
DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.63             1.87               39
1999....................     0.60             1.86              101
2000(a).................     0.63             2.01               41
2001....................     0.62             1.79               22
2002....................     0.64             1.89               22
CLASS Y SHARES
2000(b).................     0.88(2)          1.45(2)            41
2001....................     0.87             1.54               22
2002....................     0.89             1.64               22
VALUE-ADDED MARKET
CLASS X SHARES
1998....................     0.55             1.20               14
1999....................     0.55             1.11               21
2000(a).................     0.54             1.31                8
2001....................     0.54             1.12                6
2002....................     0.54             1.09                8
CLASS Y SHARES
2000(b).................     0.78(2)          1.02(2)             8
2001....................     0.79             0.87                6
2002....................     0.79             0.84                8

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
GROWTH
CLASS X SHARES
1998....................         $16.56             $ 0.00                $ 2.16              $ 2.16             --
1999....................          18.23              (0.02)                 6.65                6.63             --
2000(a).................          23.27              (0.02)*               (2.47)              (2.49)            --
2001....................          19.42              (0.01)*               (2.90)              (2.91)            --
2002....................          15.48               0.01 *               (4.32)              (4.31)            --
CLASS Y SHARES
2000(b).................          23.90              (0.03)*               (4.47)              (4.50)            --
2001....................          19.40              (0.05)*               (2.90)              (2.95)            --
2002....................          15.42              (0.02)*               (4.30)              (4.32)            --
AMERICAN OPPORTUNITIES
CLASS X SHARES
1998....................          19.69               0.13                  5.57                5.70             $(0.14)
1999....................          23.31               0.08                 11.76               11.84              (0.07)
2000(a).................          32.60               0.05 *               (1.39)              (1.34)            --
2001....................          28.57               0.09 *               (7.97)              (7.88)             (0.05)
2002....................          14.99               0.04 *               (3.26)              (3.22)             (0.09)
CLASS Y SHARES
2000(b).................          29.89               0.05 *               (1.39)              (1.34)            --
2001....................          28.55               0.03 *               (7.95)              (7.92)             (0.05)
2002....................          14.93               0.01 *               (3.25)              (3.24)             (0.06)
CAPITAL OPPORTUNITIES
CLASS X SHARES
1998....................          11.40               0.06                  0.57                0.63              (0.07)
1999....................          11.86               0.06                 10.81               10.87              (0.06)
2000(a).................          22.66              (0.09)*               (5.64)              (5.73)            --
2001....................          15.38              (0.07)*               (5.52)              (5.59)            --
2002....................           9.79              (0.05)*               (4.24)              (4.29)            --
CLASS Y SHARES
2000(b).................          24.41              (0.05)*               (8.99)              (9.04)            --
2001....................          15.37              (0.09)*               (5.53)              (5.62)            --
2002....................           9.75              (0.07)*               (4.22)              (4.29)            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
GROWTH
CLASS X SHARES
1998....................           $(0.49)               $(0.49)           $18.23           13.22%         $ 53,504
1999....................            (1.59)                (1.59)            23.27           39.10            96,699
2000(a).................            (1.36)                (1.36)            19.42          (11.68)          132,909
2001....................            (1.03)                (1.03)            15.48          (15.23)           80,096
2002....................           --                    --                 11.17          (27.84)           39,834
CLASS Y SHARES
2000(b).................           --                    --                 19.40          (18.83)(1)         2,536
2001....................            (1.03)                (1.03)            15.42          (15.46)            4,383
2002....................           --                    --                 11.10          (28.02)            3,520
AMERICAN OPPORTUNITIES
CLASS X SHARES
1998....................            (1.94)                (2.08)            23.31           30.78           371,633
1999....................            (2.48)                (2.55)            32.60           55.81           768,751
2000(a).................            (2.69)                (2.69)            28.57           (4.42)          832,971
2001....................            (5.65)                (5.70)            14.99          (29.47)          463,012
2002....................           --                     (0.09)            11.68          (21.56)          274,710
CLASS Y SHARES
2000(b).................           --                    --                 28.55           (4.48)(1)        13,930
2001....................            (5.65)                (5.70)            14.93          (29.67)           30,768
2002....................           --                     (0.06)            11.63          (21.73)           30,035
CAPITAL OPPORTUNITIES
CLASS X SHARES
1998....................            (0.10)                (0.17)            11.86            5.67            28,198
1999....................            (0.01)                (0.07)            22.66           92.10            84,949
2000(a).................            (1.55)                (1.55)            15.38          (27.56)          116,991
2001....................           --                    --                  9.79          (36.39)           55,488
2002....................           --                    --                  5.50          (43.82)           22,097
CLASS Y SHARES
2000(b).................           --                    --                 15.37          (36.83)(1)         4,895
2001....................           --                    --                  9.75          (36.56)           11,410
2002....................           --                    --                  5.46          (44.00)            6,537

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
GROWTH
CLASS X SHARES
1998....................     1.06%             0.01%               223%
1999....................     0.90             (0.11)                88
2000(a).................     0.88             (0.10)                68
2001....................     0.86             (0.04)                81
2002....................     0.91              0.08                135
CLASS Y SHARES
2000(b).................     1.14(2)          (0.34)(2)             68
2001....................     1.11             (0.29)                81
2002....................     1.16             (0.17)               135
AMERICAN OPPORTUNITIES
CLASS X SHARES
1998....................     0.66              0.62                325
1999....................     0.66              0.29                360
2000(a).................     0.64              0.17                426
2001....................     0.65              0.46                393
2002....................     0.66              0.27                309
CLASS Y SHARES
2000(b).................     0.88(2)           0.40(2)             426
2001....................     0.90              0.21                393
2002....................     0.91              0.02                309
CAPITAL OPPORTUNITIES
CLASS X SHARES
1998....................       --(3)           0.58(3)             323
1999....................     0.20(3)           0.37(3)             318
2000(a).................     0.79             (0.41)                21
2001....................     0.80             (0.63)                16
2002....................     0.90             (0.71)               103
CLASS Y SHARES
2000(b).................     1.02(2)          (0.62)(2)             21
2001....................     1.05             (0.88)                16
2002....................     1.15             (0.96)               103

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR ENDED              BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
GLOBAL EQUITY
CLASS X SHARES
1998....................         $12.97             $ 0.14                $ 1.81              $ 1.95             $(0.18)
1999....................          14.69               0.06                  4.94                5.00              (0.06)
2000(a).................          19.63               0.13 *               (1.19)              (1.06)             (0.06)
2001....................          17.26               0.04 *               (2.88)              (2.84)             (0.11)
2002....................          12.79               0.04 *               (2.26)              (2.22)             (0.01)
CLASS Y SHARES
2000(b).................          18.85               0.00 *               (1.61)              (1.61)            --
2001....................          17.24              (0.01)*               (2.86)              (2.87)             (0.10)
2002....................          12.75               0.01 *               (2.26)              (2.25)            --
DEVELOPING GROWTH
CLASS X SHARES
1998....................          19.16               0.03                  1.69                1.72              (0.04)
1999....................          20.81               0.01                 19.23               19.24              (0.01)
2000(a).................          40.04               0.22 *               (7.89)              (7.67)            --
2001....................          25.93              (0.01)*               (6.25)              (6.26)             (0.22)
2002....................          16.01              (0.03)*               (4.41)              (4.44)            --
CLASS Y SHARES
2000(b).................          29.79               0.09 *               (3.98)              (3.89)            --
2001....................          25.90              (0.05)*               (6.25)              (6.30)             (0.21)
2002....................          15.95              (0.06)*               (4.40)              (4.46)            --

---------------------

 (a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   DISTRIBUTION FROM PAID-IN CAPITAL.

 (1)  NOT ANNUALIZED.

 (2)  ANNUALIZED.

 (3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR ENDED                   TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
GLOBAL EQUITY
CLASS X SHARES
1998....................           $(0.05)               $(0.23)           $14.69           15.11%         $125,522
1999....................           --                     (0.06)            19.63           34.14           173,743
2000(a).................            (1.25)                (1.31)            17.26           (5.93)          171,523
2001....................            (1.52)                (1.63)            12.79          (17.22)          118,747
2002....................           --                     (0.01)            10.56          (17.37)           75,611
CLASS Y SHARES
2000(b).................           --                    --                 17.24           (8.54)(1)           883
2001....................            (1.52)                (1.62)            12.75          (17.38)            3,825
2002....................           --                    --                 10.50          (17.57)            3,951
DEVELOPING GROWTH
CLASS X SHARES
1998....................            (0.03)                (0.07)            20.81            9.04            81,625
1999....................           --                     (0.01)            40.04           92.52           160,595
2000(a).................            (6.44)                (6.44)            25.93          (21.61)          142,640
2001....................            (3.44)                (3.66)            16.01          (25.49)           85,513
2002....................           --                    --                 11.57          (27.73)           45,892
CLASS Y SHARES
2000(b).................           --                    --                 25.90          (13.06)(1)         1,716
2001....................            (3.44)                (3.65)            15.95          (25.67)            2,973
2002....................           --                    --                 11.49          (27.96)            2,602

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR ENDED                         INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
GLOBAL EQUITY
CLASS X SHARES
1998....................     1.10%             1.01%                80%
1999....................     1.08              0.36                 79
2000(a).................     1.06              0.68                 68
2001....................     1.07              0.29                 89
2002....................     1.08              0.35                 44
CLASS Y SHARES
2000(b).................     1.29(2)           0.02(2)              68
2001....................     1.32              0.04                 89
2002....................     1.33              0.10                 44
DEVELOPING GROWTH
CLASS X SHARES
1998....................     0.59              0.19                193
1999....................     0.58              0.06                178
2000(a).................     0.56              0.66                207
2001....................     0.59             (0.05)               196
2002....................     0.61             (0.26)               251
CLASS Y SHARES
2000(b).................     0.83(2)           0.74(2)             207
2001....................     0.84             (0.30)               196
2002....................     0.86             (0.51)               251

Morgan Stanley Select Dimensions Investment Series
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Fund"), comprising Money Market Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Capital Opportunities Portfolio, Global Equity Portfolio and Developing Growth Portfolio (the "Portfolios") as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Select Dimensions Investment Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 12, 2003

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS


 (a)(1) Declaration of Trust of the Registrant, dated June 2, 1994, is incorporated by reference to Exhibit 1 of the Initial Registration
          Statement on Form N-1A, filed on June 9, 1994.
 (a)(2) Instrument Establishing and Designating Additional Series of Shares, dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on
          Form N-1A, filed on October 17, 1996.
 (a)(3)   Amendment, dated February 26, 1998 to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1 of Post-Effective
          Amendment No. 7 to the Registration Statement on Form N-1A, filed on
          February 27, 1998.
 (a)(4)   Amendment, dated June 22, 1998 to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1 of Post-Effective
          Amendment No. 8 to the Registration Statement on Form N-1A, filed on
          February 26, 1999.
 (a)(5)   Amendment dated May 1, 1999 to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1 of Post-Effective
          Amendment No. 9 to the Registration Statement on Form N-1A, filed on
          April 29, 1999.
 (a)(6)   Amendment dated August 9, 1999 to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 10 to the Registration Statement on
          Form N-1A, filed on June 9, 1999.
 (a)(7)   Form of Instrument Establishing and Designating Additional Series of
          Shares, dated February 24, 2000, is incorporated by reference to
          Exhibit 1(g) of Post-Effective Amendment No. 11 to the Registration
          Statement on Form N-1A, filed on February 29, 2000.
 (a)(8)   Amendment dated June 18, 2001 to the Declaration of Trust of the
          Registrant is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 13 to the Registration Statement on
          Form N-1A, filed on April 26, 2002.
 (a)(9)   Amendment dated April 19, 2002 to the Declaration of Trust of the
          Registrant is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 13 to the Registration Statement on
          Form N-1A, filed on April 26, 2002.
 (a)(10)  Form of Amendment dated May 1, 2003 to the Declaration of Trust of the
          Registrant is filed herein.
 (b) Amended and Restated By-laws of the Registrant, dated April 24, 2003, is filed herein.
 (c)      Not Applicable
 (d)(1)   Investment Management Agreement between the Registrant and Morgan
          Stanley Investment Advisors Inc., amended as of May 1, 2000, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment
          No. 12 to the Registration Statement on Form N-1A, filed on April 30,
          2001.
 (d)(2)   Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc.
          and Morgan Stanley Investment Management Inc., dated March 2, 1998, is incorporated by reference to Exhibit 4(b) to Post-Effective Amendment
          No. 8 to the Registration Statement on Form N-1A, filed on February 26,
          1999.

 (d)(3)   Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley
          Investment Advisors Inc. and TCW Investment Management Company, with respect to the North American Government Securities Portfolio and the Emerging Markets Portfolio, is incorporated by reference to
          Exhibit 4(c) to Post-Effective Amendment No. 13 to the Registration
          Statement on Form N-1A, filed on April 26, 2002.
 (d)(4)   Sub-Advisory Agreement dated July 6, 2001 between Morgan Stanley
          Investment Advisors Inc. and TCW Investment Management Company, with respect to the Capital Opportunities Portfolio, is incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 13 to the
          Registration Statement on Form N-1A, filed on April 26, 2002.
 (d)(5)   Secondary Sub-Advisory Agreement dated July 6, 2001 between TCW
          Investment Management Company and TCW London International, Limited, is incorporated by reference to Exhibit 4(e) to Post-Effective Amendment
          No. 13 to the Registration Statement on Form N-1A, filed on April 26,
          2002.
 (e)      Form of Amendment No. 1 to the Participation Agreement between Hartford
          Life Insurance Company and the Registrant, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 12 to the Registration
          Statement on Form N-1A, filed on April 30, 2001.
 (f)      Not Applicable.
 (g)(1) Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on October 6,
          1994.
 (g)(2) Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on October 6,
          1994.
 (g)(3)   Amendment, dated April 17, 1996, to the Custody Agreement between The
          Bank of New York and the Registrant is incorporated by reference to
          Exhibit 8 to Post-Effective Amendment No. 3 to the Registration
          Statement on Form N-1A, filed on April 22, 1996.
 (g)(4) Amendment dated June 15, 2001 to the Custody Agreement between The Bank of New York and the Registrant, is incorporated by reference to Exhibit
          7(d) of Post-Effective Amendment No. 13 to the Registration Statement on
          Form N-1A, filed on April 26, 2002.
 (g)(5)   Foreign Custody Manager Agreement between The Bank of New York and the
          Registrant, dated June 15, 2001, is incorporated herein by reference to
          Exhibit 7(e) to Post-Effective Amendment No. 13 to the Registration
          Statement on Form N-1A, filed on April 26, 2002.
 (g)(6) Foreign Custody Manager Agreement between The Chase Manhattan Bank and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(f) to Post-Effective Amendment No. 13 to the Registration
          Statement on Form N-1A, filed on April 26, 2002.
 (h)(1)   Amended and Restated Transfer Agency and Service Agreement between the
          Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment
          No. 12 to the Registration Statement on Form N-1A, filed on April 30,
          2001.
 (h)(2)   Amended Services Agreement between Morgan Stanley Investment Advisors
          Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 12 to the
          Registration Statement on Form N-1A, filed on April 30, 2001.
 (i)      Opinion of Registrant's Counsel is incorporated by reference to
          Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration
          Statement on Form N-1A, filed on October 6, 1994.
 (j)      Consent of Independent Auditors, filed herein.

 (k)      Not Applicable.
 (l)      Not Applicable.
 (m) Form of Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Hartford Securities Distribution Inc., dated
          February 24, 2000, is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 11 to the Registration Statement on
          Form N-1A, filed on February 29, 2000.
 (n) Multiple Class Plan pursuant to Rule 18f-3, dated May 1, 2000, is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment
          No. 12 to the Registration Statement on Form N-1A, filed on April 30,
          2001.
 (o)      Not Applicable.
 (p)(1)   Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan
          Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 14 to the Registration Statement on
          Form N-1A, filed on February 21, 2003.
 (p)(2) Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 14 to the Registration
          Statement on Form N-1A, filed on February 21, 2003.
 (p)(3)   Code of Ethics of the TCW Group Inc., is incorporated by reference to
          Exhibit 16(c) of Post-Effective Amendment No. 12 to the Registration
          Statement on Form N-1A, filed on April 30, 2001.
 Other Investment Letter of Hartford Life Insurance Company is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the
          Registration Statement on Form N1-A, filed on October 6, 1994. Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) to Pre-Effective Amendment No. 1 and Post-Effective
          Amendment No. 6 (filed on October 6, 1994 and December 19, 1997, respectively) on Form N1-A. The Power of Attorney of James F. Higgins, is incorporated by reference to Exhibit (Other) of Post-Effective
          Amendment No. 12, filed on April 30, 2001.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.


    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.



ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR



    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.



The principal addresses are as follows:



Morgan Stanley Services Company Inc. ("Morgan Stanley Services")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311



Morgan Stanley Distributors Inc. ("Morgan Stanley Distributors")
Morgan Stanley DW Inc. ("Morgan Stanley DW")
Morgan Stanley Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Group Inc. ("Morgan Stanley Investment Group") The Universal Institutional Funds, Inc. ("Universal Institutional Funds") 1221 Avenue of the Americas New York, New York 10020.



Morgan Stanley Dean Witter Investment Management Ltd.
Morgan Stanley & Co. International Limited ("Morgan Stanley & Co.
International")
25 Cabot Square, London, England.



Morgan Stanley Investments LP
Morgan Stanley Institutional Fund Trust
Morgan Stanley Distribution, Inc.
One Tower Bridge, West Conshohocken, PA 19428.



Van Kampen Investment Asset Management Inc. ("Van Kampen")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181



Morgan Stanley Trust ("Morgan Stanley Trust")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------
Mitchell M. Merin                   President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer  Investment Management; Chairman, Chief Executive Officer and
and Director                        Director of Morgan Stanley Distributors and Morgan Stanley
                                    Trust; President, Chief Executive Officer and Director of
                                    Morgan Stanley Services; President of the Morgan Stanley Funds;
                                    Executive Vice President and Director of Morgan Stanley DW;
                                    Director of Morgan Stanley Investment Management Inc.; Member
                                    of the Executive Committee of Morgan Stanley Investments LP;
                                    Director of various Morgan Stanley subsidiaries; Trustee,
                                    President and Chief Executive Officer of the Van Kampen
                                    Open-End Funds; President and Chief Executive Officer of theVan
                                    Kampen Closed-End Funds.
Barry Fink                          Managing Director and General Counsel of Morgan Stanley
Managing Director,                  Investment Management; Managing Director, Secretary, General
Secretary and Director              Counsel and Director of Morgan Stanley Services; Managing
                                    Director, Director and Secretary of Morgan Stanley
                                    Distributors; Vice President, Secretary and General Counsel of
                                    the Morgan Stanley Funds.
A. Thomas Smith III                 Managing Director and General Counsel of Morgan Stanley
Managing Director and               Services; Vice President and Assistant Secretary of the Morgan
General Counsel                     Stanley Funds.
Joseph J. McAlinden                 Chief Investment Officer and Managing Director of Morgan
Managing Director and               Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer            and Managing Director of Morgan Stanley Investments LP;
                                    Director of Morgan Stanley Trust.
Barton M. Biggs                     Chairman, Senior Advisor, Managing Director and Director of
Managing Director                   Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                  of Morgan Stanley Investments LP.
Thomas L. Bennett                   Managing Director and Director of Morgan Stanley Investment
Managing Director                   Management Inc.; Director of the Universal Institutional Funds;
                                    Managing Director and Executive Committee member of Morgan
                                    Stanley Investments LP; Chairman of Morgan Stanley
                                    Institutional Fund Trust; Director of Morgan Stanley
                                    Distribution, Inc.
Ronald E. Robison                   Managing Director, Chief Administrative Officer and and
Managing Director,                  Director of Morgan Stanley Services and Chief Executive Officer
Chief Administrative Officer and    and Director of Morgan Stanley Trust.
Director
Dominic P. Caldecott                Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                   Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                    Investment Management Ltd.; Vice President and Investment
                                    Manager of Morgan Stanley & Co. International.
Rajesh K. Gupta                     Managing Director and Chief Administrative Officer-Investments
Managing Director and               of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-       Investments LP.
Investments

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------
John B. Kemp, III                   President of Morgan Stanley Distributors.
Executive Director
Francis Smith                       Executive Director of Morgan Stanley Services; Vice President
Executive Director                  and Chief Financial Officer of the Morgan Stanley Funds.



ITEM 27. PRINCIPAL UNDERWRITERS



(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:



 (1)   Active Assets California Tax-Free Trust
 (2)   Active Assets Government Securities Trust
 (3)   Active Assets Institutional Government Securities Trust
 (4)   Active Assets Institutional Money Trust
 (5)   Active Assets Money Trust
 (6)   Active Assets Tax-Free Trust
 (7)   Morgan Stanley 21st Century Trend Fund
 (8)   Morgan Stanley Aggressive Equity Fund
 (9)   Morgan Stanley All Star Growth Fund
 (10)  Morgan Stanley Allocator Fund
 (11)  Morgan Stanley American Opportunities Fund
 (12)  Morgan Stanley Balanced Growth Fund
 (13)  Morgan Stanley Balanced Income Fund
 (14)  Morgan Stanley Biotechnology Fund
 (15)  Morgan Stanley California Tax-Free Daily Income Trust
 (16)  Morgan Stanley California Tax-Free Income Fund
 (17)  Morgan Stanley Capital Opportunities Trust
 (18)  Morgan Stanley Convertible Securities Trust
 (19)  Morgan Stanley Developing Growth Securities Trust
 (20)  Morgan Stanley Dividend Growth Securities Inc.
 (21)  Morgan Stanley Equity Fund
 (22)  Morgan Stanley European Growth Fund Inc.
 (23)  Morgan Stanley Federal Securities Trust
 (24)  Morgan Stanley Financial Services Trust
 (25)  Morgan Stanley Flexible Income Trust
 (26)  Morgan Stanley Fund of Funds
 (27)  Morgan Stanley Fundamental Value Fund
 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities
 (30)  Morgan Stanley Global Utilities Fund
 (31)  Morgan Stanley Growth Fund
 (32)  Morgan Stanley Hawaii Municipal Trust
 (33)  Morgan Stanley Health Sciences Trust
 (34)  Morgan Stanley High Yield Securities Inc.
 (35)  Morgan Stanley Income Builder Fund
 (36)  Morgan Stanley Information Fund
 (37)  Morgan Stanley International Fund
 (38)  Morgan Stanley International SmallCap Fund
 (39)  Morgan Stanley International Value Equity Fund
 (40)  Morgan Stanley Japan Fund
 (41)  Morgan Stanley KLD Social Index Fund
 (42)  Morgan Stanley Latin American Growth Fund
 (43)  Morgan Stanley Limited Duration Fund
 (44)  Morgan Stanley Limited Duration U.S. Treasury Trust
 (45)  Morgan Stanley Limited Term Municipal Trust
 (46)  Morgan Stanley Liquid Asset Fund Inc.
 (47)  Morgan Stanley Market Leader Trust
 (48)  Morgan Stanley Mid-Cap Value Fund
 (49)  Morgan Stanley Multi-State Municipal Series Trust
 (50)  Morgan Stanley Nasdaq-100 Index Fund
 (51)  Morgan Stanley Natural Resource Development Securities Inc.
 (52)  Morgan Stanley New Discoveries Fund
 (53)  Morgan Stanley New York Municipal Money Market Trust
 (54)  Morgan Stanley New York Tax-Free Income Fund
 (55)  Morgan Stanley Next Generation Trust
 (56)  Morgan Stanley Pacific Growth Fund Inc.
 (57)  Morgan Stanley Prime Income Trust
 (58)  Morgan Stanley Quality Income Trust
 (59)  Morgan Stanley Real Estate Fund
 (60)  Morgan Stanley S&P 500 Index Fund
 (61)  Morgan Stanley Small-Mid Special Value Fund
 (62)  Morgan Stanley Special Growth Fund
 (63)  Morgan Stanley Special Value Fund
 (64)  Morgan Stanley Strategist Fund
 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust
 (67)  Morgan Stanley Tax-Managed Growth Fund
 (68)  Morgan Stanley Technology Fund
 (69)  Morgan Stanley Total Market Index Fund
 (70)  Morgan Stanley Total Return Trust
 (71)  Morgan Stanley U.S. Government Money Market Trust
 (72)  Morgan Stanley U.S. Government Securities Trust
 (73)  Morgan Stanley Utilities Fund
 (74)  Morgan Stanley Value-Added Market Series
 (75)  Morgan Stanley Value Fund
 (76)  Morgan Stanley Variable Investment Series



(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.



                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------
 James F. Higgins                               Director
 Philip J. Purcell                              Director
 John Schaeffer                                 Director
 Charles Vadala              Senior Vice President and Financial Principal.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS



    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.



ITEM 29. MANAGEMENT SERVICES



    Registrant is not a party to any such management-related service contract.



ITEM 30. UNDERTAKINGS



    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2003.


                                        MORGAN STANLEY SELECT DIMENSIONS
                                        INVESTMENT SERIES

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities and on the dates indicated.



                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Executive Vice President and
                                                                    Principal Executive Officer

 By   /s/ RONALD E. ROBISON
      -------------------------------------------                                                        04/29/03
      Ronald E. Robison

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By   /s/ FRANCIS J. SMITH
      -------------------------------------------                                                        04/29/03
      Francis J. Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By   /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         04/29/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By   /s/ DAVID M. BUTOWSKY
      -------------------------------------------
      David M. Butowsky                                                                                  04/29/03
      Attorney-in-Fact

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

                                 EXHIBIT INDEX


 (a)(10)  --   Form of Amendment dated May 1, 2003 to the Declaration of Trust of the
               Registrant.
 (b)      --   Amended and Restated By-laws of the Registrant, dated April 24, 2003.
 (j)      --   Consent of Independent Auditors.